FOUNDERS FUNDS
                             1999 Semiannual Report


                     For the Six Months Ended June 30, 1999



                      FOUNDERS FUNDS (Registered Trademark)
                         Growth Specialists from Dreyfus

TABLE OF CONTENTS

About this Report.......................          3
A Message from Founders.................          4
Founders Balanced Fund..................          6
    Statement of Investments............          9
Founders Discovery Fund.................         12
    Statement of Investments............         15
Founders Frontier Fund..................         18
    Statement of Investments............         21
Founders Government Securities
   Fund.................................         24
    Statement of Investments............         26
Founders Growth Fund....................         27
    Statement of Investments............         30
Founders Growth and Income Fund.........         33
    Statement of Investments............         36

Founders International Equity Fund......         39
    Statement of Investments............         42
Founders Mid-Cap Growth Fund............         45
    Statement of Investments............         48
Founders Money Market Fund
    Statement of Investments............         51
Founders Passport Fund..................         53
    Statement of Investments............         56
Founders Worldwide Growth Fund..........         59
    Statement of Investments............         62
Statements of Assets and Liabilities....         66
Statements of Operations................         68
Statements of Changes in Net Assets.....         70
Financial Highlights....................         74
Notes to Financial Statements...........         85
Other Information.......................         90

                                                               ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in a Fund's per-share price and reinvestment of any dividends or capital gain distributions made by that Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here.

  The comparative indexes included with each Fund's performance chart are meant to provide a basis for judging a Fund's performance against its peer group and/or a specific securities market index [provided by Lipper Analytical Services, Inc., Morgan Stanley Capital International (MSCI), and Russell]. Each index shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The Lipper indexes reflect the expenses of managing the mutual funds included in each index. The securities indexes are unmanaged groups of securities; they do not reflect the costs of managing a mutual fund. An investor may not invest in any of these indexes.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS OF THE FOUNDERS FUNDS

The following acronyms are used throughout the Statements of Investments to indicate the country of origin of non-U.S. holdings:

AT          Austria
BE          Belgium
BR          Brazil
CA          Canada
DE          Denmark
FI          Finland
FR          France
GE          Germany
GR          Greece
HK          Hong Kong
IE          Ireland
IS          Israel
IT          Italy
JA          Japan
KR          South Korea
LU          Luxembourg
MX          Mexico
NE          Netherlands
NW          Norway
PO          Portugal
RU          Russian Federation
SG          Singapore
SP          Spain
SW          Sweden
SZ          Switzerland
TW          Taiwan
UK          United Kingdom

A MESSAGE FROM FOUNDERS

                     RICHARD W. SABO
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

Dear Fellow Shareholder:

The approaching millennium has put our society in a retrospective mood, reflecting upon how far we've come and how far we've yet to go. As I look back over decades past, it seems to me that the only thing that has stayed constant is change itself.

  Today, major manufacturing stocks have waned in influence, more than half of the world's market capitalization lies outside of our borders, and small companies are the great engines of information-age innovation.

  Since our inception in 1938, we've been aware that change is part of our business, and we've been on a constant lookout for trends that may shape the way you invest. Just as importantly, we've been ready to adapt to those changes: adding new funds, expanding our management team, and moving onto the World Wide Web. But it's the market that really keeps us on our toes, and the first half of 1999 certainly served as a reminder that the market is a constantly changing organism.

THE FIRST HALF BY THE NUMBERS
The first six months of 1999 comprised another period of excellent performance by domestic equities and select foreign markets. The Standard & Poor's 500 Index, an unmanaged group of 500 of the largest companies traded in the U.S. markets, rose 12.32% for the six-month period ended June 30, 1999.

  This strength was not limited to large companies. The Russell 2000 Index, which tracks the returns of small-capitalization stocks, advanced 9.28% in the six months ended June 30. Thanks to this trend and careful stock selection, Founders Discovery Fund outperformed the Russell 2000 Index during the period. Despite the abundance of good news, we realize the wisdom of constant vigilance when it comes to your Funds.

MARKET IMPACTS
In the first quarter, investors expected that the U.S. economy would slow on its own, without any intervention by the Federal Reserve. Growth stocks from many sectors of the market flourished, as these companies' profits tend to not be directly dependent on the progress of the economy. As a result, several of the Founders Funds posted strong first-quarter performance.

  By April, it appeared that the economy was quite robust. In this environment, investors both here and abroad turned to value-oriented and cyclical stocks, which have historically tended to prosper in times of economic strength. Unfortunately, this depressed the prices of many large-capitalization growth stocks, and several of the Funds suffered.

  The market's dollars also began to move from large-capitalization stocks into the mid-and small-cap realm, as investors sought growth potential at lower valuations than had been offered lately by large companies. This proved to be beneficial for our Funds that concentrate on these areas of the market.

FOUNDERS' OUTLOOK
We believe that inflation will remain low as companies turn to technology to help offset rising labor costs, and that interest rates will remain stable as a result. We also feel the U.S. economy will continue growing at a healthy pace through the end of the year. Finally, many major international markets (especially in Europe) appear to be in a very constructive economic environment.

  That's why we believe investors will continue turning back to growth opportunities. Over the long run, investor interest follows corporate earnings, not short-term trends. The Founders Funds, with their focus on finding stocks with the best growth potential available, seek to be well positioned over the coming six months.

MOVING TOWARD THE YEAR 2000
Given the market's twists and turns, being prepared for the future can present something of a challenge, but it's one we're up to. As of June 30, 1999, Founders has completed remediation and testing of systems for the turn of the clock as we enter the new millennium.

  Testing included simulating "current" system dates prior to, during, and after the century change. As we approach the New Year we will be working with our service providers to assure their Year 2000 readiness. In addition, securities in which the Funds invest may be adversely affected by Y2K-related problems, which could have an impact on the value of the Funds' investments and their share prices. Our investment managers consider this issue among the many factors they evaluate in making investment decisions.

  But once again, it's the market's own predilection for change that occupies most of our thoughts as we approach the turn of the century. Our best response to the market's dynamism: staying the course, continuing to follow our time-tested, growth-oriented philosophies. Over the long term, we feel, consistency and discipline may be the surest ways to help you pursue your financial goals.

  Thank you for your continued confidence in Founders Funds.

Sincerely,



/s/RICHARD W. SABO
Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

FOUNDERS BALANCED FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 6/30/99*

                 1 Year     5 Years      10 Years     20 Years
                 ------     -------      --------     --------
                  5.26%      15.53%        12.77%       13.40%

              *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT

                   FOUNDERS          S & P           LIPPER       CONSUMER
                   BALANCED           500           BALANCED       PRICE
                     FUND            INDEX         FUND INDEX      INDEX
                   --------         --------       ----------     --------

     6/89......    $ 10,000         $ 10,000       $   10,000     $ 10,000
     6/90......    $ 10,728         $ 11,644       $   10,976     $ 10,475
     6/91......    $ 11,121         $ 12,500       $   11,971     $ 10,958
     6/92......    $ 12,447         $ 14,177       $   13,664     $ 11,297
     6/93......    $ 14,778         $ 16,097       $   15,625     $ 11,635
     6/94......    $ 16,160         $ 16,331       $   15,751     $ 11,925
     6/95......    $ 18,194         $ 20,587       $   18,194     $ 12,288
     6/96......    $ 23,068         $ 25,935       $   20,890     $ 12,626
     6/97......    $ 27,405         $ 34,923       $   25,165     $ 12,917
     6/98......    $ 31,602         $ 45,447       $   29,754     $ 13,134
     6/99......    $ 33,265         $ 55,792       $   33,189     $ 13,392


--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW

                     A DISCUSSION WITH
                     PORTFOLIO MANAGER
                     BRIAN KELLY

HOW DID THE FUND PERFORM DURING THE FIRST PART OF 1999?
Founders Balanced Fund returned 1.01% for the six months ended June 30, 1999. This was less than the 6.17% return posted by the Lipper Balanced Fund Index and lower than the 12.32% year-to-date growth in the broad-market Standard & Poor's 500 Index.

WHAT FACTORS IMPACTED THE FUND'S PERFORMANCE?
The primary factor impacting Balanced Fund's performance was its asset allocation. By the Fund's guidelines, Balanced Fund may invest a maximum of just 75% of its portfolio in equities; therefore, the Fund will generally underperform the S&P 500 Index in a rising market. The Fund also owned a lower percentage of technology stocks than

The unmanaged Standard & Poor's (S&P) 500 Index is composed of 500 common stocks from a wide range of industries. It is widely regarded by investors as representative of the stock market in general.

  The Lipper Balanced Fund Index is an average of the performance of the 30 largest balanced funds tracked by Lipper Analytical Services, Inc.

the market indexes because of concerns surrounding the valuations associated with stocks in the technology sector. Instead, we favored a more defensive approach, opting for growth opportunities in pharmaceuticals and cyclical stocks.

  Throughout the half, the Fund owned a high proportion of fixed-income instru-ments, particularly Treasury securities, and these sold off sharply during the past six months. In response, we increasingly moved the portfolio's assets into shorter-maturity issues.

                             TOP 10 EQUITY HOLDINGS
                  --------------------------------------------
                   1. Schering-Plough Corporation        4.53%
                   2. Duke Energy Corporation            3.48%
                   3. XL Capital Ltd. Class A            2.95%
                   4. Columbia Energy Group              2.89%
                   5. Merck & Company, Inc.              2.71%
                   6. Eli Lilly and Company              2.59%
                   7. Bayer AG                           2.24%
                   8. Albertsons, Inc.                   1.98%
                   9. Merck KGaA                         1.68%
                  10. American Home Products
                      Corporation                        1.63%

                    PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.
                  --------------------------------------------

WHAT SECURITIES EXCEEDED YOUR EXPECTATIONS IN THE FIRST HALF?

DUKE ENERGY CORPORATION, one of the Fund's largest holdings during the period, has also delivered this year. The second-largest utility holding company in the U.S., Duke provides interstate transportation and storage of natural gas, servicing customers in New England and the Mid-Atlantic states. In addition, the firm owns several power plants in Asia and Latin America. We're pleased with the company's growth in earnings, and the stock also yields about 4%, which is 3.3 times the market average.

  We're optimistic about the potential of XL CAPITAL LTD., a Bermuda-based reinsurance company. In another acquisition story, the company has agreed to merge with NAC Re Corporation, a reinsurance firm based in Connecticut.


                              PORTFOLIO AT A GLANCE
                    -----------------------------------------
                    TOTAL ASSETS: $1.3 BILLION
                    NAV ON 6/30/99: $12.17
                    SIX-MONTH TOTAL RETURN: 1.01%
                    NET EXPENSE RATIO (AS OF 12/31/98): 0.99%
                    INCEPTION DATE: 2/19/63
                    -----------------------------------------

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE YEAR?
Based on the Federal Reserve's rate increase in June, one is tempted to conclude that the Fed sees some inflationary pressures on the horizon, despite slim evidence of these pressures today.

  In addition to the Fed's June rate increase, the bond market across all durations has been selling off all year, thus driving rates ever higher. At this juncture, bonds are increasingly presenting stiffer competition to stocks.



/S/BRIAN KELLY
Brian Kelly
Portfolio Manager

                  ------------------------------------------------
                              PORTFOLIO COMPOSITION

                           U.S. Bonds &
                            Treasuries ........   42.1%
                           Healthcare .........   24.3%
                           Cash & Equivalents..    7.7%
                           Energy .............    5.9%
                           Basic Materials ....    5.3%
                           Financial ..........    3.5%
                           Utilities ..........    3.4%
                           Consumer Staples....    3.0%
                           Foreign Bonds ......    1.7%
                           Capital Goods ......    1.4%
                           Technology .........    1.3%
                           Consumer Cyclicals..    0.4%

                     PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
                  ------------------------------------------------

FOUNDERS BALANCED FUND                                  STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1999 (UNAUDITED)

SHARES                                           MARKET VALUE
-------------------------------------------------------------
COMMON STOCKS (DOMESTIC)-41.9%
AEROSPACE-0.5%

  140,700 Precision Castparts Corporation       $   5,979,750
                                                -------------
BANKING-1.6%
  274,425 Citigroup, Inc.                          13,035,188
   89,700 The Chase Manhattan Corporation           7,770,263
                                                -------------
                                                   20,805,451
                                                -------------
CHEMICALS-2.2%
  463,600 The B.F. Goodrich Company                19,703,000
  125,100 E.I. du Pont de Nemours and Company       8,545,894
                                                -------------
                                                   28,248,894
                                                -------------
CONSUMER PRODUCTS-0.6%
  203,150 The Dial Corporation                      7,554,641
                                                -------------
ELECTRONICS-1.0%
  115,900 General Electric Company                 13,096,700
                                                -------------
INSURANCE-5.0%
  191,200 The St. Paul Companies, Inc.              6,082,550
  174,900 The Allstate Corporation                  6,274,538
  187,075 The Chubb Corporation                    13,001,713
  672,407 XL Capital Limited Class A               37,990,967
                                                -------------
                                                   63,349,768
                                                -------------

SHARES                                           MARKET VALUE
-------------------------------------------------------------
LEISURE & ENTERTAINMENT-0.4%
  290,800 Mirage Resorts, Inc.*                 $   4,870,900
                                                -------------
MEDICAL SUPPLIES & EQUIPMENT-1.2%
   96,500 Baxter International, Inc.                5,850,313
  342,900 Becton, Dickinson and Company            10,287,000
                                                -------------
                                                   16,137,313
                                                -------------
OIL & GAS-6.0%
  367,600 The Coastal Corporation                  14,704,000
  592,700 Columbia Energy Group                    37,154,881
  233,100 Conoco, Inc.                              6,497,663
  122,500 Phillips Petroleum Company                6,163,281
  213,400 Texaco, Inc.                             13,337,500
                                                -------------
                                                   77,857,325
                                                -------------
PHARMACEUTICALS-16.1%
  129,600 Abbott Laboratories                       5,896,800
  365,200 American Home Products Corporation       20,999,000
  200,600 Bristol-Myers Squibb Company             14,129,763
  465,975 Eli Lilly and Company                    33,375,459
  140,100 Mallinckrodt, Inc.                        5,096,138
  471,000 Merck & Company, Inc.                    34,854,000
  361,100 Pharmacia & Upjohn, Inc.                 20,514,994
1,100,500 Schering-Plough Corporation              58,326,500
  198,900 Warner-Lambert Company                   13,798,688
                                                -------------
                                                  206,991,342
                                                -------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS BALANCED FUND

SHARES                                           MARKET VALUE
-------------------------------------------------------------
SEMICONDUCTORS & EQUIPMENT-1.1%
  235,800 Intel Corporation                     $  14,015,363
                                                -------------
SUPERMARKETS-2.5%
  494,435 Albertsons, Inc.                         25,494,305
  257,000 The Kroger Company*                       7,179,938
                                                -------------
                                                   32,674,243
                                                -------------
TELECOMMUNICATIONS EQUIPMENT-0.2%
   91,200 Qwest Communications International,
         Inc.*                                      3,015,300
                                                -------------
UTILITIES-3.5%
  823,600 Duke Energy Corporation                  44,783,250
                                                -------------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$498,532,209)                               539,380,240
                                                -------------
COMMON STOCKS (FOREIGN)-7.8%
CHEMICALS-3.2%
  300,300 Akzo Nobel NV (NE)                       12,630,056
  692,300 Bayer AG (GE)                            28,839,760
                                                -------------
                                                   41,469,816
                                                -------------
PHARMACEUTICALS-4.6%
  300,425 Glaxo Wellcome PLC Sponsored ADR (UK)    17,011,566
  663,236 Merck KGaA (GE)                          21,569,321
  575,300 Sankyo Company Limited (JA)              14,496,359
   98,000 SmithKline Beecham PLC Sponsored ADR
         Class A (UK)                               6,473,954
                                                -------------
                                                   59,551,200
                                                -------------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$98,814,777)                                101,021,016
                                                -------------


PRINCIPAL AMOUNT                                 MARKET VALUE
-------------------------------------------------------------
FOREIGN GOVERNMENT BONDS-1.7%
$10,493,339 Province of Ontario 6.125%
           Due 09/12/07 (CA)                      $10,887,404
 10,404,074 Province of Ontario 6.50%
           Due 03/08/29 (CA)                       11,020,046
                                                  -----------
                                                   21,907,450
                                                  -----------
TOTAL FOREIGN GOVERNMENT BONDS
(COST-$21,756,759)                                 21,907,450
                                                  -----------
U.S. GOVERNMENT SECURITIES-44.9%
U.S. AGENCIES-4.4%
 22,500,000 Federal Home Loan Mortgage
           Corporation 6.45% Due 04/29/09          21,748,613
 36,500,000 Federal National Mortgage Association
           6.00% Due 05/15/08                      35,295,902
                                                  -----------
                                                   57,044,515
                                                  -----------

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1999 (UNAUDITED)
                                                                     (CONTINUED)

PRINCIPAL AMOUNT                                  MARKET VALUE
--------------------------------------------------------------
U.S. TREASURY NOTES-40.5%
$16,300,000 U.S. Treasury Note 5.625%
            Due 04/30/00                           $16,345,852
  9,500,000 U.S. Treasury Note 5.75%
            Due 10/31/00                             9,535,625
 24,600,000 U.S. Treasury Note 6.625%
            Due 11/30/00                            24,323,250
 16,200,000 U.S. Treasury Note 5.625%
            Due 05/15/01                            16,230,375
 10,800,000 U.S. Treasury Note 6.25%
            Due 10/31/01                            10,951,880
 12,700,000 U.S. Treasury Note 6.625%
            Due 03/31/02                            13,017,500
 30,900,000 U.S. Treasury Note 6.625%
            Due 04/30/02                            31,672,500
 48,200,000 U.S. Treasury Note 6.25%
            Due 06/30/02                            48,968,212
 14,600,000 U.S. Treasury Note 6.00%
            Due 07/31/02                            14,746,000
 16,500,000 U.S. Treasury Note 6.25%
            Due 02/15/03                            16,778,438
 68,100,000 U.S. Treasury Note 4.25%
            Due 11/15/03                            64,248,128
 53,425,000 U.S. Treasury Note 5.875%
            Due 02/15/04                            53,708,847
 13,200,000 U.S. Treasury Note 7.25%
            Due 08/15/04                            14,020,882
 19,600,000 U.S. Treasury Note 5.875%
            Due 11/15/05                            19,587,750


PRINCIPAL AMOUNT                                  MARKET VALUE
--------------------------------------------------------------
U.S. TREASURY NOTES (CONTINUED)
$ 8,700,000 U.S. Treasury Note 5.625%
            Due 02/15/06                            $8,566,786
 42,150,000 U.S. Treasury Note 6.875%
            Due 05/15/06                            44,376,068
 37,100,000 U.S. Treasury Note 6.25%
            Due 02/15/07                            37,795,625
 53,500,000 U.S. Treasury Note 5.50%
            Due 02/15/08                            52,028,750
 24,500,000 U.S. Treasury Note 5.625%
            Due 05/15/08                            23,994,688
                                                 -------------
                                                   520,897,156
                                                 -------------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$583,513,675)                                577,941,671
                                                 -------------

PRINCIPAL AMOUNT                                AMORTIZED COST
--------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-5.2%
$66,600,000 FHLB Discount Note 4.47% 07/01/99   $   66,600,000
                                                --------------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$66,600,000)                        66,600,000
                                                --------------
TOTAL INVESTMENTS-101.5%
(COST-$1,269,217,420)                            1,306,850,377
OTHER ASSETS &
LIABILITIES-(1.5%)                                 (19,809,783)
                                                --------------
NET ASSETS-100%                                 $1,287,040,594
                                                ==============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS DISCOVERY FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 6/30/99*

                                                  Since Inception
                      1 Year        5 Years          (12/31/89)
                      ------        -------       ---------------
                      33.39%         23.21%            19.81%

              *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT

                    FOUNDERS         RUSSELL       LIPPER SMALL       CONSUMER
                   DISCOVERY          2000         COMPANY FUND        PRICE
                     FUND            INDEX            INDEX            INDEX
                   ---------        --------       ------------       --------
   12/89........   $  10,000        $ 10,000       $     10,000       $ 10,000
    6/90........   $  11,780        $ 10,146       $     10,360       $ 10,284
    6/91........   $  13,576        $ 10,280       $     10,538       $ 10,759
    6/92........   $  16,760        $ 11,775       $     11,859       $ 11,091
    6/93........   $  21,239        $ 14,838       $     14,840       $ 11,424
    6/94........   $  19,610        $ 15,482       $     15,173       $ 11,708
    6/95........   $  25,446        $ 18,596       $     19,111       $ 12,064
    6/96........   $  33,974        $ 23,038       $     24,856       $ 12,397
    6/97........   $  34,562        $ 26,799       $     26,433       $ 12,681
    6/98........   $  41,737        $ 31,223       $     30,532       $ 12,895
    6/99........   $  55,673        $ 31,692       $     31,121       $ 13,148


--------------------------------------------------------------------------------

   MANAGEMENT OVERVIEW

                     A DISCUSSION WITH
                     PORTFOLIO MANAGER
                     ROB AMMANN

HOW HAS DISCOVERY PERFORMED YEAR-TO-DATE?
The year began with a first quarter atmosphere that was challenging for small-caps and a second quarter where small-caps outperformed. In both of these very different environments, Discovery Fund has excelled. Thanks in large part to successful stockpicking, the Fund rose 26.43% for the six months ended June 30, well ahead of the 9.28% return posted by small-cap stocks (as measured by the Russell 2000 Index). Moreover, Discovery outperformed its peers: the average small-capitalization stock fund (as measured by the Lipper Small Company Fund Index) returned only 8.56% over the first half.


The Russell 2000 Index is an unmanaged index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

  The Lipper Small Company Fund Index is an average of the performance of 30 largest small company funds tracked by Lipper Analytical Services.

WHAT MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE IN THE FIRST SIX MONTHS OF 1999?

Instead of trying to predict the short-term gyrations of the market, we rely on our bottom-up process to lead us to the individual companies with the best earnings growth visibility. We believe this discipline should help us position the portfolio in the market sectors that may perform well. We entered the year with a heavy weighting of technology relative to the index, and this sector was one of the stronger performing segments of the small-cap market.

                                 TOP 10 HOLDINGS
                  --------------------------------------------
                   1. Zomax, Inc.                        3.16%
                   2. Digital Microwave Corporation      2.68%
                   3. ChiRex, Inc.                       2.16%
                   4. NCO Group, Inc.                    1.79%
                   5. Applied Micro Circuits
                      Corporation                        1.75%
                   6. Insight Enterprises, Inc.          1.71%
                   7. Sawtek, Inc.                       1.67%
                   8. Macrovision Corporation            1.66%
                   9. Fairfield Communities, Inc.        1.63%
                  10. American Xtal Technology, Inc.     1.57%

                    PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.
                  --------------------------------------------

  During April, investors' expectations of stronger economic growth led to a migration of assets into cyclical stocks, such as energy and durable goods companies. This was a positive development for small-cap investors--the overall market was broadened by a shift in focus away from the small number of large-cap stocks that have driven the market's performance for some time.

WHICH PORTFOLIO HOLDINGS IMPACTED PERFORMANCE DURING THE PERIOD?
The Fund's performance is the result of our consistent application of Founders' bottom-up, growth-oriented strategy. Throughout the half, Discovery focused on promising opportunities in several traditional growth sectors, including technology, consumer goods, and healthcare.

  One of our most productive holdings of the half was AMERICAN XTAL TECHNOLOGY, Inc., a producer of non-silicon semiconductor substrate materials. As the demand for faster and more powerful computer chips has grown, silicon's limitations have become apparent, and electronics manufacturers have turned to firms such as American Xtal for new

                              PORTFOLIO AT A GLANCE
                    -----------------------------------------
                    TOTAL ASSETS: $288.2 MILLION
                    NAV ON 6/30/99: $30.81
                    SIX-MONTH TOTAL RETURN: 26.43%
                    NET EXPENSE RATIO (AS OF 12/31/98): 1.55%
                    INCEPTION DATE: 12/31/89
                    -----------------------------------------

materials. We believe that many "enabling materials" companies exploiting this theme may post stong growth in the years to come.

  Because Discovery's portfolio is not limited to a handful of market sectors, we were able to find opportunities in areas some funds might overlook. One excellent example this half has been TREX COMPANY, INC., a manufacturer of a wood-plastic composite material used in residential and commercial decks. The market for Trex's product has been growing in excess of 25% annually, and they have been able to post revenue growth of almost 40% over the past year.

                  -----------------------------------------------
                              PORTFOLIO COMPOSITION

                           Technology ..........     40.2%
                           Consumer Cyclicals ..     18.5%
                           Healthcare ..........     10.9%
                           Capital Goods .......     10.2%
                           Cash & Equivalents...      9.1%
                           Consumer Staples ....      6.4%
                           Transportation ......      1.7%
                           Telecom Services ....      1.6%
                           Energy ..............      1.4%

                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
                 -------------------------------------------------

  The Fund did experience some setbacks over the past six months, however. American Bank Note Holographics, for example, fell significantly in the wake of a January announcement about accounting irregularities. While this had a sharp short-term impact on the Fund, it only slightly dampened Discovery's strong performance over the half. We no longer own the stock.

WHAT IS YOUR OUTLOOK FOR THE SMALL-CAP ARENA?
We believe that investor interest in the potential of the small-company market is long overdue. In addition to the positive signs of healthy economic growth and low inflation, we believe small companies are still undervalued relative to their large-cap counterparts. And if investors become more willing to accept the higher risks inherent to investing in this area, we feel that selected small-company stocks could end the year even stronger.

  Regardless of where investor interest moves, we will stick to our course: using intensive, hands-on research techniques to find the best potential small-cap growth opportunities the market has to offer.


/s/ROBERT AMMANN
Robert Ammann, CFA
Portfolio Manager

There are risks associated with small-cap investing such as limited product lines and small market share.

FOUNDERS DISCOVERY FUND                                 STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1999 (UNAUDITED)

SHARES                                           MARKET VALUE
-------------------------------------------------------------
COMMON STOCKS (DOMESTIC)-87.3%

APPAREL-0.9%
  150,000 Cutter & Buck, Inc.*                   $  2,493,750
                                                 ------------
BIOTECHNOLOGY-1.2%
  117,575 Albany Molecular Research, Inc.*          3,497,856
                                                 ------------
BUSINESS SERVICES-12.8%
   55,550 Corporate Executive Board Company*        1,975,497
  100,575 Heidrick & Struggles International,
          Inc.*                                     1,910,925
  199,862 Insight Enterprises, Inc.*                4,934,093
   40,000 Lason, Inc.*                              1,985,000
  160,550 The Metzler Group, Inc.*                  4,425,159
  136,475 NCO Group, Inc.*                          5,151,931
  126,500 Pre-Paid Legal Services, Inc.*            3,439,219
   70,300 Quanta Services, Inc.*                    3,093,200
   75,000 Realty Information Group, Inc.*           3,215,625
  143,406 Tetra Tech, Inc.*                         2,366,199
  193,638 USWeb Corporation*                        4,296,332
                                                 ------------
                                                   36,793,180
                                                 ------------
COMPUTER SOFTWARE/SERVICES-11.9%
  277,050 4Front Technologies, Inc.*                2,718,553
   51,175 AdForce, Inc.*                            1,199,414
   43,775 Advantage Learning
          Systems, Inc.*                              952,106
   15,675 Ariba, Inc.*                              1,526,353
   10,400 Ask Jeeves, Inc.*                           145,600
   77,650 BindView Development Corporation*         1,839,334
  128,150 Brio Technology, Inc.*                    2,563,000
    1,800 Clarent Corporation*                         27,000
   37,750 Concord Communications, Inc.*             1,670,438
   82,325 Exchange Applications, Inc.*              3,354,744
    8,100 Extreme Networks, Inc.*                     470,306
   41,300 InfoCure Corporation*                     2,183,738
   79,250 Peregrine Systems, Inc.*                  2,030,781
   84,925 Pervasive Software, Inc.*                 2,064,739
   81,850 Pinnacle Systems, Inc.*                   2,752,206
  112,250 Sykes Enterprises, Inc.*                  3,739,328
   52,300 TSI International Software Limited*       1,484,013
   79,775 TenFold Corporation*                      2,492,969
   12,325 Vignette Corporation*                       950,566
                                                 ------------
                                                   34,165,188
                                                 ------------

SHARES                                           MARKET VALUE
-------------------------------------------------------------
CONSUMER PRODUCTS-0.7%
   39,075 Fossil, Inc.*                          $  1,880,484
                                                 ------------
CONSUMER SERVICES-1.3%
  124,425 CompuCredit Corporation*                  2,348,522
   32,500 Flycase Communications Corporation*         615,469
   46,750 MapQuest.com, Inc.*                         759,688
                                                 ------------
                                                    3,723,679
                                                 ------------
DISTRIBUTION-0.4%
   35,800 Patterson Dental Company*                 1,244,050
                                                 ------------
ELECTRONICS-3.7%
   40,475 Cree Research, Inc.*                      3,114,046
   64,900 MMC Networks, Inc.*                       2,896,163
   63,900 Macrovision Corporation*                  4,784,513
                                                 ------------
                                                   10,794,722
                                                 ------------
ENVIRONMENTAL SERVICES-2.4%
   68,450 IT Group, Inc.*                           1,099,478
   90,000 Superior Services, Inc.*                  2,396,250
  117,400 Waste Connections, Inc.*                  3,536,675
                                                 ------------
                                                    7,032,403
                                                 ------------
HEALTHCARE SERVICES-9.6%
   78,200 Accredo Health, Inc.*                     2,561,050
  194,888 ChiRex, Inc.*                             6,236,416
  235,000 Hanger Orthopedic Group, Inc.*            3,334,063
   80,200 Kendle International, Inc.*               1,283,200
   70,925 Laser Vision Centers, Inc.*               4,459,409
  154,925 LCA-Vision, Inc.*                         1,442,739
  165,000 Orthodontic Centers of
          America, Inc.*                            2,330,625
   37,900 Sunrise Assisted Living, Inc.*            1,317,025
   70,000 TLC The Laser Center, Inc.*               3,351,250
  108,100 US Oncology, Inc.*                        1,297,200
                                                 ------------
                                                   27,612,977
                                                 ------------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS DISCOVERY FUND

SHARES                                            MARKET VALUE
--------------------------------------------------------------
LEISURE & ENTERTAINMENT-3.6%
   61,225 Action Performance Companies, Inc.*      $ 2,016,598
  291,475 Fairfield Communities, Inc.*               4,700,035
   48,125 Hollywood Entertainment Corporation*         938,438
  185,000 Image Entertainment, Inc.*                 1,202,500
  102,000 Sunterra Corporation*                      1,421,625
                                                   -----------
                                                    10,279,196
                                                   -----------
MANUFACTURING-5.8%
  100,000 AstroPower, Inc.*                          1,700,000
  103,300 Insituform Technologies, Inc.*             2,214,493
   20,750 Optical Coating Laboratory, Inc.           1,733,922
   81,650 Trex Company, Inc.*                        2,071,869
  207,225 Zomax, Inc.*                               9,117,900
                                                   -----------
                                                    16,838,184
                                                   -----------
OIL SERVICES-0.8%
   39,325 Cal Dive International, Inc.*              1,174,834
   86,425 National-Oilwell, Inc.*                    1,096,517
                                                   -----------
                                                     2,271,351
                                                   -----------
PHOTOGRAPHY & IMAGING-0.6%
   70,925 Analytical Surveys, Inc.*                  1,764,259
                                                   -----------
PUBLISHING & BROADCASTING-0.2%
   14,200 Radio One, Inc.*                             656,750
                                                   -----------
RESTAURANTS-1.9%
   95,675 Dave & Buster's, Inc.*                     2,774,575
   61,750 Papa John's International, Inc.*           2,755,594
                                                   -----------
                                                     5,530,169
                                                   -----------
RETAIL-6.4%
  266,775 Blue Rhino Corporation*                    2,450,995
   38,175 Cheap Tickets, Inc.*                       1,391,002
  100,000 The Men's Wearhouse, Inc.*                 2,550,000
   25,000 O'Reilly Automotive, Inc.*                 1,256,250
  124,550 Rental Service Corporation*                3,565,244
  133,425 Trans World Entertainment
          Corporation*                               1,484,353
   75,000 Tweeter Home Entertainment Group,
          Inc.*                                      2,915,625
   81,000 Williams-Sonoma, Inc.*                     2,819,813
                                                   -----------
                                                    18,433,282
                                                   -----------

SHARES                                            MARKET VALUE
--------------------------------------------------------------
SEMICONDUCTORS & EQUIPMENT-12.7%
   75,750 ATMI, Inc.*                              $ 2,234,625
   68,700 Advanced Energy Industries, Inc.*          2,782,350
  193,575 American Xtal Technology, Inc.*            4,536,914
   60,650 Applied Micro Circuits Corporation*        5,049,113
  109,975 Brooks Automation, Inc.*                   2,976,198
   82,175 Credence Systems Corporation*              3,009,659
  203,625 EMCORE Corporation*                        4,097,953
   82,500 PRI Automation, Inc.*                      2,990,625
   31,800 SDL, Inc.*                                 1,623,788
   81,525 SanDisk Corporation*                       3,663,530
  220,000 Zoran Corporation*                         3,657,500
                                                   -----------
                                                    36,622,255
                                                   -----------
TELECOMMUNICATION SERVICES-1.6%
   92,975 Destia Communications, Inc.*               1,144,755
   39,275 Dycom Industries, Inc.*                    2,199,400
   42,850 Time Warner Telecom, Inc.*                 1,239,972
                                                   -----------
                                                     4,584,127
                                                   -----------
TELECOMMUNICATIONS EQUIPMENT-7.1%
    7,575 Copper Mountain Networks, Inc.*              583,275
  609,400 Digital Microwave Corporation*             7,731,763
   90,850 Ditech Communications Corporation*         1,817,000
   40,350 Harmonic, Inc.*                            2,315,081
  207,825 REMEC, Inc.*                               3,299,222
  105,225 Sawtek, Inc.*                              4,814,044
                                                   -----------
                                                    20,560,385
                                                   -----------
TRANSPORTATION-1.7%
   47,500 C.H. Robinson Worldwide, Inc.              1,733,750
   66,800 USFreightways Corporation                  3,072,800
                                                   -----------
                                                     4,806,550
                                                   -----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$170,115,738)                                251,584,797
                                                   -----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1999 (UNAUDITED)
                                                                     (CONTINUED)

SHARES                                            MARKET VALUE
--------------------------------------------------------------
COMMON STOCKS (FOREIGN)-2.9%
OIL SERVICES-0.6%
   158,050 Stolt Comex Seaway SA Sponsored ADR
           (UK)*                                    $1,708,916
                                                 -------------
PUBLISHING & BROADCASTING-1.8%
   155,000 Cinar Corporation Class B Sponsored
           ADR (CA)*                                 3,778,125
    84,000 Flextech PLC (UK)*                        1,363,980
                                                 -------------
                                                     5,142,105
                                                 -------------
SEMICONDUCTORS & EQUIPMENT-0.5%
    68,900 Genesis Microchip, Inc. Sponsored ADR
           (CA)*                                     1,601,925
                                                 -------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$6,015,775)                                    8,452,946
                                                 -------------

PRINCIPAL AMOUNT                                AMORTIZED COST
--------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-8.6%
$ 7,200,000 Ford Motor Credit Company 5.19%
           07/01/99                              $   7,200,000
 7,500,000 Prudential Funding Corporation 5.10%
           07/02/99                                  7,498,938
10,000,000 Wal-Mart Stores, Inc. 5.50% 07/01/99     10,000,000
                                                 -------------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$24,698,938)
                                                    24,698,938
                                                 -------------
TOTAL INVESTMENTS-98.8%
(COST-$200,830,451)                                284,736,681
OTHER ASSETS & LIABILITIES-1.2%
                                                     3,448,203
                                                 -------------
NET ASSETS-100.0%                                $ 288,184,884
                                                 =============

FOUNDERS FRONTIER FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 6/30/99*

                                                           Since Inception
          1 Year            5 Years        10 Years            (1/22/87)
          ------            -------        --------        ---------------
          11.96%              17.17%         14.16%              17.38%

              *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                          GROWTH OF $10,000 INVESTMENT

                    FOUNDERS       RUSSELL      LIPPER SMALL      CONSUMER
                    FRONTIER        2000        COMPANY FUND       PRICE
                     FUND          INDEX           INDEX           INDEX
                   ---------      --------      ------------      --------

   6/89........    $  10,000      $ 10,000      $     10,000      $ 10,000
   6/90........    $  11,523      $ 10,872      $     10,935      $ 10,475
   6/91........    $  12,582      $ 10,935      $     11,123      $ 10,958
   6/92........    $  14,181      $ 11,859      $     12,516      $ 11,297
   6/93........    $  17,197      $ 14,284      $     15,663      $ 11,635
   6/94........    $  17,020      $ 14,406      $     16,014      $ 11,925
   6/95........    $  22,064      $ 18,134      $     20,171      $ 12,288
   6/96........    $  28,663      $ 22,938      $     26,234      $ 12,626
   6/97........    $  30,104      $ 23,994      $     27,899      $ 12,917
   6/98........    $  33,572      $ 27,159      $     32,225      $ 13,134
   6/99........    $  37,588      $ 29,413      $     32,846      $ 13,392


--------------------------------------------------------------------------------

   MANAGEMENT OVERVIEW

                     A DISCUSSION WITH
                     PORTFOLIO MANAGER
                     ROB AMMANN

HOW HAS THE FUND PERFORMED SO FAR THIS YEAR?
After a sluggish first quarter environment for small-cap companies, the Fund benefited from a more favorable second quarter environment and surged in the second quarter to a six-month return of 13.29% for the period ending June 30, 1999. This compares quite favorably to the overall performance of small-capitalization stocks: the Russell 2000 Index returned only 9.28% over the first half.

WHAT FACTORS IMPACTED THE SMALL-COMPANY MARKET DURING THE HALF?
As Asia began to emerge from its recent economic woes, technology companies once again began to thrive: technology stocks in the Russell 2000 Index were up 21.5% through June 30. Since our portfolio was overweight in this sector relative to its benchmark, this served us well. We did, however, reduce our exposure to the information technology services industry, in anticipation of Year 2000-related business slowing as we approach the millennium.

  Additionally, Frontier benefited from renewed market interest in small-capitalization stocks. Since it is becoming clear that the domestic economy is

                                 TOP 10 HOLDINGS
                  --------------------------------------------
                   1. Digital Microwave Corporation      2.81%
                   2. Gemstar International, Group Ltd.  2.20%
                   3. Superior Services, Inc.            2.18%
                   4. Viatel, Inc.                       2.12%
                   5. ChiRex, Inc.                       2.05%
                   6. Sykes Enterprises, Inc.            2.05%
                   7. Reinsurance Group of America,
                      Inc.                               1.96%
                   8. Sawtek, Inc.                       1.87%
                   9. NCO Group, Inc.                    1.84%
                  10. Andrx Corporation                  1.82%

                    PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.
                  --------------------------------------------

growing at a healthy, steady rate, investors are looking for opportunities in other areas of the marketplace, and many small companies have long offered promising earnings growth potential at attractive valuations.

WHAT WERE THE FUND'S MOST PROMISING INVESTMENT OPPORTUNITIES?
Several of our best opportunities came from firms who have benefited from emerging themes in the market.

  SANDISK CORPORATION is one such company. As consumers have embraced new digital technologies in the electronics marketplace, niche companies like SanDisk have benefited. SanDisk is a supplier of the memory cards used to store pictures in many of the leading new digital cameras. The company also stands to benefit from supplying storage technology for the nascent "Internet media player" market. These devices allow consumers to digitally download music from the Internet. This new addition to the Fund performed strongly since it was purchased in the second quarter.


                              PORTFOLIO AT A GLANCE
                    -----------------------------------------
                    TOTAL ASSETS: $148.8 MILLION
                    NAV ON 6/30/99: $28.89
                    SIX-MONTH TOTAL RETURN: 13.29%
                    NET EXPENSE RATIO (AS OF 12/31/98): 1.62%
                    INCEPTION DATE: 1/22/87
                    -----------------------------------------

  CHIREX, INC. is one of a growing number of contract manufacturing organizations (CMOs) that are benefiting from an outsourcing trend. Pharmaceutical companies, in an effort to streamline their organizations, have increasingly turned to CMOs to manufacture their existing products. ChiRex has been hampered in past efforts by lack of production capacity, but it has recently opened a new facility which we believe will help it meet mounting demand.

WHAT'S YOUR OUTLOOK FOR SMALL COMPANIES FOR THE REMAINDER OF THE YEAR?
We're pleased that investor interest in the potential of the small-company market is growing. We believe small companies are still undervalued relative to their large-cap

                 -----------------------------------------------
                              PORTFOLIO COMPOSITION

                           Technology ..........     37.8%
                           Consumer Cyclicals ..     17.5%
                           Healthcare ..........     13.4%
                           Capital Goods .......      9.9%
                           Consumer Staples ....      8.7%
                           Telecom Services ....      4.6%
                           Transportation ......      2.3%
                           Cash & Equivalents...      2.2%
                           Financial............      2.0%
                           Energy ..............      1.6%

                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
                -------------------------------------------------

counterparts. And if investors become more willing to accept the higher risks inherent to investing in this area, we feel that selected small-company stocks could end the year even stronger.

  We continue to maintain our focus on locating the best small companies the marketplace has to offer.


/s/ROBERT AMMAN
Robert Ammann, CFA
Portfolio Manager

There are risks associated with small-cap investing such as limited product lines and small market share. Founders Frontier Fund was merged into Founders Discovery Fund on August 13, 1999.

FOUNDERS FRONTIER FUND                                  STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1999 (UNAUDITED)

SHARES                                        MARKET VALUE
----------------------------------------------------------
COMMON STOCKS (DOMESTIC)-93.1%
AIRLINES-0.7%
   40,000 SkyWest, Inc.                         $  990,000
                                                ----------
BUSINESS SERVICES-15.6%
   63,475 AHL Services, Inc.*                    1,571,006
   60,000 Acxiom Corporation*                    1,496,250
   54,000 CDW Computer Centers, Inc.*            2,376,000
   32,725 Complete Business Solutions, Inc.*       582,914
   31,800 Corporate Executive Board Company*     1,130,888
   97,650 Insight Enterprises, Inc.*             2,410,734
   23,925 Lason, Inc.*                           1,187,278
   78,475 The Metzler Group, Inc.*               2,162,967
   72,675 NCO Group, Inc.*                       2,743,481
   38,550 Profit Recovery Group International,
          Inc.*                                  1,821,488
  133,093 Tetra Tech, Inc.*                      2,196,035
  105,350 USWeb Corporation*                     2,337,453
   36,750 Whittman-Hart, Inc.*                   1,166,813
                                                ----------
                                                23,183,307
                                                ----------
COMPUTER SOFTWARE/SERVICES-12.0%
   23,325 Advantage Learning Systems, Inc.*        507,319
    8,450 Ariba, Inc.*                             822,819
    5,400 Ask Jeeves, Inc.*                         75,600
   41,700 BindView Development Corporation*        987,769
   55,600 Brio Technology, Inc.*                 1,112,000
   27,575 Check Point Software Technologies
          Limited*                               1,476,986
      950 Clarent Corporation                       14,250
   23,075 Concord Communications, Inc.*          1,021,069
   17,375 InfoCure Corporation                     918,703
   50,850 Macromedia, Inc.*                      1,805,175
   60,000 Mercury Interactive Corporation*       2,122,500
   40,000 Micromuse, Inc.*                       1,990,000
   42,275 Peregrine Systems, Inc.*               1,083,297
   91,475 Sykes Enterprises, Inc.*               3,047,261
   30,775 TSI International Software Limited*      873,241
                                                ----------
                                                17,857,989
                                                ----------

SHARES                                        MARKET VALUE
----------------------------------------------------------
CONSUMER PRODUCTS-2.8%
   20,825 Fossil, Inc.                          $1,002,203
   50,150 Gemstar International Group Limited*   3,272,288
                                                ----------
                                                 4,274,491
                                                ----------
DISTRIBUTION-0.5%
   19,550 Patterson Dental Company*                679,363
                                                ----------
ELECTRONICS-3.3%
   21,450 Cree Research, Inc.*                   1,650,310
   35,500 MMC Networks, Inc.*                    1,584,188
   22,400 Sanmina Corporation*                   1,699,600
                                                ----------
                                                 4,934,098
                                                ----------
ENVIRONMENTAL SERVICES-4.8%
   96,488 Safety-Kleen Corporation*              1,748,836
  121,600 Superior Services, Inc.*               3,237,600
   71,075 Waste Connections, Inc.*               2,141,134
                                                ----------
                                                 7,127,570
                                                ----------
HEALTHCARE SERVICES-9.8%
   35,175 Andrx Corporation*                     2,710,673
   95,455 ChiRex, Inc.*                          3,054,560
   67,200 Hanger Orthopedic Group, Inc.*           953,400
   82,075 LCA-Vision, Inc.                         764,323
  190,700 Orthodontic Centers of America, Inc.*  2,693,638
   39,475 Pharmaceutical Product Development,
          Inc.*                                  1,078,161
   53,050 Renal Care Group, Inc.*                1,369,353
   29,550 Sunrise Assisted Living, Inc.*         1,026,863
   79,900 US Oncology, Inc.                        958,800
                                                ----------
                                                14,609,771
                                                ----------
INSURANCE-2.0%
   82,937 Reinsurance Group of America, Inc.     2,923,529
                                                ----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS FRONTIER FUND

SHARES                                        MARKET VALUE
----------------------------------------------------------
LEISURE & ENTERTAINMENT-3.0%
   38,675 Action Performance Companies, Inc.*   $1,273,858
   26,625 Hollywood Entertainment Corporation*     519,188
   40,950 Premier Parks, Inc.*                   1,504,913
   80,000 Sunterra Corporation*                  1,115,000
                                                ----------
                                                 4,412,959
                                                ----------
MANUFACTURING-1.4%
   54,725 Insituform Technologies, Inc.*         1,173,167
   11,025 Optical Coating Laboratory, Inc.         921,277
                                                ----------
                                                 2,094,444
                                                ----------
OIL SERVICES-0.9%
   25,925 Cal Dive International, Inc.*            774,509
   48,025 National-Oilwell, Inc.*                  609,317
                                                ----------
                                                 1,383,826
                                                ----------
PHARMACEUTICALS-3.6%
   19,100 IDEC Pharmaceuticals Corporation*      1,470,700
   85,300 King Pharmaceuticals, Inc.*            2,207,138
   66,188 Medicis Pharmaceutical Corporation*    1,679,508
                                                ----------
                                                 5,357,346
                                                ----------
PUBLISHING & BROADCASTING-2.2%
   17,950 Cox Radio, Inc.*                         973,788
   30,625 Entercom Communications Corporation*   1,309,219
   15,400 Univision Communications, Inc.*        1,016,400
                                                ----------
                                                 3,299,407
                                                ----------
RESTAURANTS-0.8%
   28,075 Papa John's International,
          Inc.*                                  1,252,847
                                                ----------

SHARES                                        MARKET VALUE
----------------------------------------------------------
RETAIL-6.4%
   20,500 Cheap Tickets, Inc.*                  $  746,969
   41,000 Linens 'n Things, Inc.*                1,793,750
   43,300 The Men's Wearhouse, Inc.*             1,104,150
   81,725 Rental Service Corporation*            2,339,378
   73,050 Trans World Entertainment
          Corporation*                             812,681
   39,925 United Rentals, Inc.*                  1,177,788
   43,475 Williams-Sonoma, Inc.*                 1,513,473
                                                ----------
                                                 9,488,189
                                                ----------
SEMICONDUCTORS & EQUIPMENT-8.5%
   40,800 ATMI, Inc.*                            1,203,600
   42,425 Advanced Energy Industries, Inc.*      1,718,213
   64,575 American Xtal Technology, Inc.*        1,513,477
   46,175 Credence Systems Corporation*          1,691,159
   96,925 EMCORE Corporation                     1,950,616
   44,650 PRI Automation, Inc.*                  1,618,563
   45,550 SanDisk Corporation*                   2,046,903
    5,325 Uniphase Corporation*                    883,950
                                                ----------
                                                12,626,481
                                                ----------
TELECOMMUNICATION SERVICES-4.6%
   18,850 Allegiance Telecom, Inc.*              1,034,394
   51,900 Destia Communications, Inc.*             639,019
   23,550 Dycom Industries, Inc.*                1,318,800
   23,725 Time Warner Telecom, Inc.*               686,542
   56,450 Viatel, Inc.*                          3,154,144
                                                ----------
                                                 6,832,899
                                                ----------
TELECOMMUNICATIONS EQUIPMENT-8.6%
  328,975 Digital Microwave Corporation*         4,173,870
   48,250 Ditech Communications Corporation*       965,000
   23,375 Harmonic, Inc.*                        1,341,141
   31,350 RF Micro Devices, Inc.*                2,339,494
   78,625 REMEC, Inc.*                           1,248,172
   60,950 Sawtek, Inc.*                          2,788,463
                                                ----------
                                                12,856,140
                                                ----------

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1999 (UNAUDITED)
                                                                     (CONTINUED)

SHARES                                         MARKET VALUE
-----------------------------------------------------------
TRANSPORTATION-1.6%
   21,000 C.H. Robinson Worldwide, Inc.         $   766,500
   35,825 USFreightways Corporation               1,647,950
                                                -----------
                                                  2,414,450
                                                -----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$99,036,528)                              138,599,106
                                                -----------
COMMON STOCKS (FOREIGN)-4.5%
BUILDING MATERIALS-0.8%
   35,000 Hunter Douglas NV (NE)                  1,201,918
                                                -----------
CONSTRUCTION-0.9%
   33,100 IHC Caland NV (NE)                      1,297,102
                                                -----------
OIL SERVICES-0.6%
   87,450 Stolt Comex Seaway SA Sponsored ADR
          (UK)                                      945,553
                                                -----------
PUBLISHING & BROADCASTING-1.5%
  136,175 Flextech PLC (UK)                       2,211,191
                                                -----------
SEMICONDUCTORS & EQUIPMENT-0.7%
   43,750 Genesis Microchip, Inc. Sponsored ADR
          (CA)                                    1,017,188
                                                -----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$5,498,690)                                 6,672,952
                                                -----------

PRINCIPAL VALUE                              AMORTIZED COST
-----------------------------------------------------------
CORPORATE SHORT-TERM NOTES-2.6%
$3,900,000 Wal-Mart Stores, Inc.
           5.50% 07/01/99                      $  3,900,000
                                               ------------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$3,900,000)                       3,900,000
                                               ------------
TOTAL INVESTMENTS-100.2%                        149,172,058
(COST-$108,435,218)
OTHER ASSETS &
LIABILITIES-(0.2%)                                 (378,169)
                                               ------------
NET ASSETS-100.0%                              $148,793,888
                                               ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

   FOUNDERS GOVERNMENT SECURITIES FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 6/30/99*

                                                           Since Inception
          1 Year            5 Years        10 Years            (3/1/88)
          ------            -------        --------        ---------------
           2.19%              5.31%          5.67%               6.07%

             * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT

                    FOUNDERS
                   GOVERNMENT      LEHMAN BROS.    LIPPER U.S.    CONSUMER
                   SECURITIES     U.S. TREASURY    GOVERNMENT      PRICE
                     FUND          COMP. INDEX     FUND INDEX      INDEX
                   ---------      -------------    -----------    --------

   6/89..........  $  10,000       $     10,000    $    10,000     $10,000
   6/90..........  $  10,285       $     10,674    $    10,814     $10,475
   6/91..........  $  11,234       $     11,745    $    11,555     $10,958
   6/92..........  $  12,636       $     13,371    $    12,076     $11,297
   6/93..........  $  13,966       $     15,109    $    12,416     $11,635
   6/94..........  $  13,319       $     14,932    $    12,768     $11,925
   6/95..........  $  14,114       $     16,707    $    13,397     $12,288
   6/96..........  $  14,587       $     17,470    $    14,081     $12,626
   6/97..........  $  15,358       $     18,723    $    14,706     $12,917
   6/98..........  $  16,931       $     20,834    $    15,376     $13,134
   6/99..........  $  17,284       $     21,448    $    16,081     $13,392


--------------------------------------------------------------------------------

   MANAGEMENT OVERVIEW

                     A DISCUSSION WITH
                     FIXED-INCOME MANAGER
                     MARGARET DANUSER

HOW DID THE FUND PERFORM IN THE FIRST HALF OF 1999?
Founders Government Securities Fund posted a loss of 3.10% for the six-month period ended June 30, 1999. This was somewhat greater than the 2.51% loss posted by the Fund's benchmark, the Lehman Brothers U.S. Treasury Composite Index.

HOW WAS THE FUND'S PORTFOLIO POSITIONED DURING THE HALF?
We opened the year with a large exposure to long-maturity Treasuries, which we perceived to have superior appreciation potential than shorter issues. Unfortunately, in February investors became convinced that short-term interest rates might be on the rise in the near future. The month marked the biggest loss for Treasuries since 1980, with the bellwether 30-year bond losing 6.9% of its value.

The Lehman Brothers U.S. Treasury Composite Index is composed of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, that have at least one year to maturity and an outstanding par value of at least $100 million.

  In response, we took steps to shorten the portfolio's duration (a measure of sensitivity to interest-rate changes) in May in anticipation of higher interest rates. We then took advantage of the oversold market conditions to repurchase long-dated securities, locking in higher yields. This strategy served us well in the second quarter. As of June 30, 1999, the Fund's weighted average duration was 6.1 years.
  At the same time, we began to increase our exposure to fixed-income issues of U.S. government agency issues. These agency bonds have been offering an incremental yield to U.S. Treasuries with very little additional risk.

WHAT LIES AHEAD FOR THE FIXED-INCOME MARKET IN 1999?
We think that the continued weakness in the bond market is a result of investors' fears of an inflationary future and subsequent Federal Reserve interest-rate hikes. Strong economic fundamentals and data suggesting the emergence of inflationary pressures will most likely elicit action from the Federal Open Market Committee (FOMC). We feel the bond market has priced in a 25-basis-point rate hike widely anticipated at the FOMC's August meeting. We believe that, for the balance of the year, the economy will slow gradually and inflation will remain subdued--an improved environment for fixed-income investors.



/S/MARGARET R. DANUSER
Margaret Danuser
Fixed-Income Manager

FOUNDERS GOVERNMENT SECURITIES FUND                     STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1999 (UNAUDITED)

PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------
U.S. GOVERNMENT SECURITIES-96.3%
FNMA POOLS-10.6%
$ 681,421 Federal National Mortgage
          Association 7.00%
          Due 03/01/12                           $  684,562
  992,832 Federal National Mortgage
          Association 6.50%
          Due 04/01/28                              961,509
                                                -----------
                                                  1,646,071
                                                -----------
U.S. AGENCIES-40.0%
1,025,000 Federal Farm Credit Bank 6.55%
          Due 08/19/03                            1,036,945
  815,000 Federal Farm Credit Bank 8.06%
          Due 01/04/05                              877,709
1,000,000 Federal Home Loan Mortgage
          Corporation Discount Note 4.76%
          Due 11/02/99                              983,122
1,000,000 Federal Home Loan Mortgage
          Corporation 6.45%
          Due 04/29/09                              966,605
  500,000 Federal National Mortgage
          Association 5.625%
          Due 05/14/04                              487,948
1,000,000 Federal National Mortgage
          Association 6.00%
          Due 05/15/08                              967,011
1,000,000 Federal National Mortgage
          Association 6.16%
          Due 08/07/28                              930,447
                                                -----------
                                                  6,249,787
                                                -----------

PRINCIPAL AMOUNT                               MARKET VALUE
-----------------------------------------------------------
U.S. TREASURY BONDS-18.2%
$ 400,000 U.S. Treasury Bond 7.25%
          Due 05/15/16                           $  439,000
  400,000 U.S. Treasury Bond 8.125%
          Due 08/15/19                              482,000
  500,000 U.S. Treasury Bond 7.25%
          Due 08/15/22                              558,594
  500,000 U.S. Treasury Bond 6.25%
          Due 08/15/23                              500,469
  800,000 U.S. Treasury Bond 6.875%
          Due 08/15/25                              863,750
                                                -----------
                                                  2,843,813
                                                -----------
U.S. TREASURY NOTES-27.5%
1,000,000 U.S. Treasury Note 6.50%
          Due 05/31/01                            1,017,500
  600,000 U.S. Treasury Note 5.75%
          Due 08/15/03                              600,000
  400,000 U.S. Treasury Note 7.25%
          Due 08/15/04                              424,875
  750,000 U.S. Treasury Note 6.50%
          Due 10/15/06                              773,906
1,500,000 U.S. Treasury Note 5.625%
          Due 05/15/08                            1,469,063
                                                -----------
                                                  4,285,344
                                                -----------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$15,205,273)
                                                 15,025,015
                                                -----------

PRINCIPAL AMOUNT                             AMORTIZED COST
-----------------------------------------------------------
CORPORATE SHORT-TERM NOTES-4.9%
$  770,000 Sara Lee Corporation 5.50% 07/01/99  $   770,000
                                                -----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$770,000)                           770,000
                                                -----------
TOTAL INVESTMENTS-101.2%
(COST-$15,975,273)                               15,795,015
OTHER ASSETS &
LIABILITIES-(1.2%)                                 (185,207)
                                                -----------
NET ASSETS-100.0%                               $15,609,808
                                                ===========

SEE NOTES TO FINANCIAL STATEMENTS.

                                                            FOUNDERS GROWTH FUND


                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 6/30/99*

          1 Year            5 Years        10 Years         20 Years
          ------            -------        --------         --------
          16.16%             26.49%          18.71%           18.61%

             * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT

                                                    LIPPER         CONSUMER
                    GROWTH                       GROWTH FUND        PRICE
                     FUND          S&P 500          INDEX           INDEX
                   ---------      --------       ------------     ---------
6/89.........     $10,000.00     $10,000.00       $10,000.00      $10,000.00
6/90.........     $11,212.37     $11,644.51       $11,318.77      $10,475.42
6/91.........     $11,490.15     $12,500.65       $11,906.48      $10,958.90
6/92.........     $13,230.50     $14,177.10       $13,554.45      $11,297.34
6/93.........     $17,679.88     $16,097.47       $15,798.22      $11,635.78
6/94.........     $17,166.31     $16,331.65       $16,064.37      $11,925.87
6/95.........     $22,774.73     $20,587.55       $19,780.28      $12,288.48
6/96.........     $30,554.91     $25,935.97       $23,859.39      $12,626.91
6/97.........     $37,413.38     $34,923.28       $29,963.08      $12,917.00
6/98.........     $47,853.43     $45,447.35       $37,442.37      $13,134.57
6/99.........     $55,588.38     $55,792.27       $39,694.98      $13,392.43


--------------------------------------------------------------------------------

   MANAGEMENT OVERVIEW

                    A DISCUSSION WITH PORTFOLIO MANAGERS
                    TOM ARRINGTON, LEFT, AND SCOTT CHAPMAN

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF THE YEAR?
Founders Growth Fund posted an 11.02% return for the six months ended June 30, 1999. This was similar to the average growth mutual fund, slightly ahead of the Russell 1000 Growth Index, and somewhat lower than the 12.32% performance of the Standard & Poor's 500 Index, for the same period.

  Our return continued to bolster our strong, long-term performance history, as is

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those common stocks of the largest 1,000 publicly traded U.S companies with higher price-to-book ratios and higher forecasted growth values.

evidenced by our **** overall rating from Morningstar, with **** for the five- and 10-year periods, and *** for the three-year period ended 6/30/99, among 1,878, 748, and 3,043 domestic equity funds, respectively.*

                                 TOP 10 HOLDINGS
                  --------------------------------------------
                   1. Microsoft Corporation              4.32%
                   2. Cisco Systems, Inc.                4.16%
                   3. General Electric Company           3.59%
                   4. Tyco International Ltd.            3.01%
                   5. Lucent Technologies, Inc.          2.94%
                   6. Time Warner, Inc.                  2.60%
                   7. Intel Corporation                  2.60%
                   8. Berkshire Hathaway, Inc.           2.55%
                   9. Fannie Mae                         2.32%
                  10. The Coca-Cola Company              2.31%

                   PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.
                  --------------------------------------------

WHAT WERE THE PREDOMINANT MARKET INFLUENCES ON GROWTH FUND'S PERFORMANCE?
As we opened the year, the Fund's portfolio benefited from its emphasis on large, high-quality earnings growth companies. We were overweighted in financial and consumer-products stocks (which posted strong performance) and underweighted in lagging sectors such as energy, utilities, and basic materials. Technology stocks also played a large part in the Fund's early success, as investors became increasingly aware of the promising growth prospects being created by increased demand for faster transmission of voice, video, and data.

                              PORTFOLIO AT A GLANCE
                    -----------------------------------------
                    TOTAL ASSETS: $2.8 BILLION
                    NAV ON 6/30/99: $22.66
                    SIX-MONTH TOTAL RETURN: 11.02%
                    NET EXPENSE RATIO (AS OF 12/31/98): 1.08%
                    INCEPTION DATE: 1/5/62
                    -----------------------------------------

  However, the market experienced a shift near the beginning of the second quarter as investors, believing that data suggested a stronger-than-expected global economy, moved away from large, high-quality companies and into previously lagging cyclical stocks. While this move depressed the prices of many of the market's growth-oriented companies (particularly in major sectors such as technology and healthcare), we did not change our focus. The growth prospects of cyclical companies may be inextricably tied to the performance of the economy, not to their own fundamental strengths, and we are committed to finding firms with the potential to deliver earnings growth in all environments.

* Morningstar proprietary ratings reflect risk-adjusted performance through 6/30/99. The top 10% of the funds in an investment category receive five stars, the next 22.5% receive four stars, and the next 35% receive three stars. Subject to change every month, a fund's rating is based on its three-, five-, and (when available) 10-year average annual total returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns.

WHICH GROWTH-ORIENTED COMPANIES HAVE HELPED THE FUND SO FAR THIS YEAR?
While we have seen excellent performance from many of our holdings, we were very impressed with TELLABS, INC. (up 76% since we purchased the company in mid-February), a telecommunications equipment provider. The firm has had a stellar

                 -----------------------------------------------
                              PORTFOLIO COMPOSITION

                           Technology ..........     26.8%
                           Financial............     15.3%
                           Consumer Staples ....     15.2%
                           Healthcare ..........     14.3%
                           Consumer Cyclicals ..     13.7%
                           Capital Goods .......      7.8%
                           Telecom Services ....      2.7%
                           Cash & Equivalents...      1.9%
                           Energy ..............      1.6%
                           Transportation ......      0.7%

                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
                -------------------------------------------------

history of growth--five-year compounded rate of earnings growth of 45% through the end of 1998--and its future appears promising as domestic and international telecommunications companies are updating their infrastructure to provide advanced services.

  Another stock we've been particularly pleased with is CISCO SYSTEMS, INC., (up 39% since the beginning of the year), which supplies the hardware that moves information over the Internet. Not surprisingly, as the volume of data traveling over the 'net has surged, so has the demand for Cisco's products.

HOW LONG DO YOU EXPECT THE RECENT WEAKNESS IN LARGE-CAP GROWTH STOCKS TO
CONTINUE?

We believe that the market's attraction to cyclical stocks is just what the name implies: part of a short-term cycle based on recent economic growth information. But we feel that, over the long term, investor sentiment will follow corporate earnings, and on that measure, our companies have delivered so far this year.

  We believe that the mid- to large-cap marketplace is brimming with high-quality performers with potential, companies which may be in investor demand, and Growth Fund will stay focused on finding these promising firms.


/s/THOMAS ARRINGTON
Thomas Arrington, CFA
Co-Portfolio Manager


/s/SCOTT CHAPMAN
Scott Chapman, CFA
Co-Portfolio Manager

FOUNDERS GROWTH FUND

SHARES                                         MARKET VALUE
-----------------------------------------------------------
COMMON STOCKS (DOMESTIC)-96.7%
BANKING-3.2%
  431,614 Citigroup, Inc.                       $20,501,665
  189,561 Fifth Third Bancorp                    12,617,654
   95,297 Firstar Corporation                     2,668,316
  175,670 State Street Corporation               14,997,826
  166,877 U.S. Bancorp                            5,673,818
  777,729 Wells Fargo Company                    33,247,915
                                                -----------
                                                 89,707,194
                                                -----------
BIOTECHNOLOGY INC.*-0.5%
  220,777 Amgen, Inc*                            13,426,001
                                                -----------
BUSINESS SERVICES-3.0%
  258,793 Cintas Corporation                     17,371,480
  288,955 Computer Sciences Corporation*         19,992,074
  387,285 Fiserv, Inc.*                          12,126,862
  249,595 The Interpublic Group of Companies,
          Inc.                                   21,621,167
  505,575 Robert Half International, Inc.*       13,144,950
                                                -----------
                                                 84,256,533
                                                -----------
COMPUTER EQUIPMENT-3.3%
  628,980 EMC Corporation*                       34,593,900
  432,624 International Business Machines
          Corporation                            55,916,652
   52,366 Sun Microsystems, Inc.*                 3,606,708
                                                -----------
                                                 94,117,260
                                                -----------
COMPUTER NETWORKING-4.2%
1,820,182 Cisco Systems, Inc.*                  117,287,978
                                                -----------

SHARES                                         MARKET VALUE
-----------------------------------------------------------
COMPUTER SOFTWARE/SERVICES-5.6%
  136,814 @Home Corporation*                    $ 7,379,405
  246,036 Automatic Data Processing, Inc.        10,825,584
  118,360 Intuit, Inc.*                          10,667,195
1,352,744 Microsoft Corporation*                121,916,053
   40,302 Yahoo!, Inc.*                           6,939,501
                                                -----------
                                                157,727,738
                                                -----------
CONSUMER PRODUCTS-3.5%
  164,728 Avon Products, Inc.                     9,142,404
   51,835 The Clorox Company                      5,536,626
  188,628 Colgate-Palmolive Company              18,627,015
  490,795 The Dial Corporation                   18,251,439
  488,764 Gillette Company                       20,039,324
  446,700 Hasbro, Inc.                           12,479,681
  153,183 The Procter & Gamble Company           13,671,583
                                                -----------
                                                 97,748,072
                                                -----------
CONSUMER SERVICES-0.5%
  668,374 DeVry, Inc.*                           14,954,868
                                                -----------
DIVERSIFIED-2.5%
   31,936 Berkshire Hathaway, Inc.*              71,824,064
                                                -----------
ELECTRONICS-4.6%
  896,236 General Electric Company              101,274,668
   93,650 Jabil Circuit, Inc.*                    4,225,956
  128,759 PE Corp-PE Biosystems Group            14,775,095
  127,151 Solectron Corporation*                  8,479,382
                                                -----------
                                                128,755,101
                                                -----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1999 (UNAUDITED)

SHARES                                         MARKET VALUE
-----------------------------------------------------------
FINANCIAL SERVICES-6.6%
  364,531 American Express Company              $47,434,596
  622,405 Associates First Capital Corporation
          Class A                                27,580,322
  144,266 The Charles Schwab Corporation         15,851,227
  955,321 Fannie Mae                             65,320,073
  364,359 Franklin Resources, Inc.               14,802,084
  145,709 Northern Trust Corporation             14,133,773
                                                -----------
                                                185,122,075
                                                -----------
FOOD & BEVERAGE-3.3%
1,040,537 The Coca-Cola Company                  65,033,562
  363,550 Pepsico, Inc.                          14,019,397
  150,560 Tootsie Roll Industries, Inc.           5,815,380
   76,457 Wm. Wrigley Jr. Company                 6,881,130
                                                -----------
                                                 91,749,469
                                                -----------
HEALTHCARE SERVICES-1.2%
1,059,391 IMS Health, Inc.                       33,105,969
                                                -----------
INSURANCE-3.0%
  382,829 American International Group, Inc.     44,814,920
  533,498 Marsh & McLennan Companies, Inc.       40,279,099
                                                -----------
                                                 85,094,019
                                                -----------
LEISURE & ENTERTAINMENT-1.6%
  263,584 Carnival Corporation
          Class A                                12,783,824
  149,234 Harley Davidson, Inc.                   8,114,599
  461,515 Mattel, Inc.                           12,201,303
  401,452 The Walt Disney Company                12,369,740
                                                -----------
                                                 45,469,466
                                                -----------
MANUFACTURING-3.9%
  336,018 Danaher Corporation                    19,531,046
   91,377 Illinois Tool Works, Inc.               7,492,914
  895,155 Tyco International Limited             84,815,936
                                                -----------
                                                111,839,896
                                                -----------
MEDICAL SUPPLIES & EQUIPMENT-1.8%
  292,601 Johnson & Johnson                      28,674,898
  275,426 Medtronic, Inc.                        21,448,800
                                                -----------
                                                 50,123,698
                                                -----------
SHARES                                         MARKET VALUE
-----------------------------------------------------------
OIL SERVICES-1.6%
  703,000 Baker Hughes, Inc.                    $23,550,500
  351,100 Schlumberger Limited                   22,360,681
                                                -----------
                                                 45,911,181
                                                -----------
PHARMACEUTICALS-10.9%
  245,300 American Home Products Corporation     14,104,750
  794,739 Bristol-Myers Squibb Company           55,979,428
  330,538 Eli Lilly and Company                  23,674,784
  753,540 Merck & Company, Inc.                  55,761,960
  491,451 Pfizer, Inc.                           53,936,747
1,143,116 Schering-Plough Corporation            60,585,148
  644,271 Warner-Lambert Company                 44,696,301
                                                -----------
                                                308,739,118
                                                -----------
PUBLISHING & BROADCASTING-8.4%
  248,312 Chancellor Media Corporation*          13,672,680
  195,750 Clear Channel Communications, Inc.*    13,494,516
1,376,428 Comcast Corporation Special Class A    52,906,451
   28,350 EchoStar Communications Corporation*    4,349,953
 1440,030 Gannett Company, Inc.                  31,407,141
  119,122 The McGraw-Hill Companies, Inc.         6,425,143
  277,771 MediaOne Group, Inc.*                  20,659,218
  145,190 TCA Cable TV, Inc.                      8,039,896
  998,781 Time Warner, Inc.                      73,410,404
   23,750 The Washington Post Company            12,771,563
                                                -----------
                                                237,136,965
                                                -----------
RESTAURANTS-0.5%
  322,301 McDonald's Corporation                 13,315,060
                                                -----------

FOUNDERS GROWTH FUND                                    STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1999 (UNAUDITED)
                                                                     (CONTINUED)

SHARES                                         MARKET VALUE
-----------------------------------------------------------
RETAIL-8.9%
  311,440 Abercrombie & Fitch Company*          $14,949,120
  207,574 Bed Bath & Beyond, Inc.*                7,965,652
  226,002 Best Buy Company, Inc.*                15,255,135
  369,741 Costco Companies, Inc.*                29,579,280
  547,768 The Gap, Inc.                          27,593,813
  733,617 The Home Depot, Inc.                   47,272,445
  146,186 Intimate Brands, Inc.
          Class A                                 6,925,562
  233,181 Kohl's Corporation*                    17,998,658
  225,522 Staples, Inc.*                          6,962,992
1,217,615 Wal-Mart Stores, Inc.                  58,749,924
  631,042 Walgreen Company                       18,536,859
                                                -----------
                                                251,789,440
                                                -----------
SEMICONDUCTORS & EQUIPMENT-4.9%
  133,150 Broadcom Corporation*                  19,240,175
1,233,887 Intel Corporation                      73,339,159
  197,925 Texas Instruments, Inc.                28,699,125
   45,664 Uniphase Corporation*                   7,580,224
  121,675 Vitesse Semiconductor Corporation       8,258,691
                                                -----------
                                                137,117,374
                                                -----------
SUPERMARKETS-0.6%
  323,841 Safeway, Inc.*                         16,030,130
                                                -----------
TELECOMMUNICATION SERVICES-1.9%
  638,322 MCI WorldCom, Inc.*                    54,895,692
                                                -----------
TELECOMMUNICATIONS EQUIPMENT-6.0%
1,228,132 Lucent Technologies, Inc.              82,822,152
  156,620 Motorola, Inc.                         14,839,745
  572,585 Qwest Communications International,
          Inc.*                                  18,931,092
  788,680 Tellabs, Inc.*                         53,285,193
                                                -----------
                                                169,878,182
                                                -----------
TRANSPORTATION-0.7%
  316,713 Kansas City Southern Industries, Inc.  20,210,248
                                                -----------

SHARES                                             MARKET VALUE
---------------------------------------------------------------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$2,312,952,775)                            $2,727,332,791
                                                 --------------
COMMON STOCKS (FOREIGN)-1.6%
TELECOMMUNICATION SERVICES-0.7%
   101,738 Vodafone AirTouch Public PLC
           Sponsored ADR (UK)                        20,042,386
                                                 --------------
TELECOMMUNICATIONS EQUIPMENT-0.9%
   278,052 Nokia Oyj Sponsored ADR (FI)              25,457,581
                                                 --------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$28,989,503)
                                                     45,499,967
                                                 --------------

PRINCIPAL AMOUNT                                 AMORTIZED COST
---------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-3.9%
$14,200,000 PPG Industries Inc. 5.75% 07/01/99   $   14,200,000
 50,000,000 Sara Lee Corporation 5.5% 07/01/99       50,000,000
 44,900,000 Prudential Funding Corporation 5.03%
            07/01/99                                 44,900,000
                                                 --------------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$109,100,000)                       109,100,000
                                                 --------------
TOTAL INVESTMENTS-102.2%
(COST-$2,451,042,278)                             2,881,932,758

OTHER ASSETS & LIABILITIES-(2.2%)                   (60,566,348)
                                                 --------------
NET ASSETS-100%                                  $2,821,366,410
                                                 ==============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

                                                 FOUNDERS GROWTH AND INCOME FUND


                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 6/30/99*


          1 Year            5 Years        10 Years          20 Years
          ------            -------        --------          ---------
           6.68%             19.39%         14.56%             14.88%

             * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT

                    FOUNDERS
                   GROWTH AND                     LIPPER GROWTH      CONSUMER
                     INCOME                         AND INCOME        PRICE
                      FUND        S&P 500 INDEX     FUND INDEX        INDEX
                   ---------      -------------    ------------      --------

    6/89.........  $  10,000      $      10,000    $     10,000      $ 10,000
    6/90.........  $  11,973      $      11,644    $     10,912      $ 10,475
    6/91.........  $  12,535      $      12,500    $     11,555      $ 10,958
    6/92.........  $  13,430      $      14,177    $     13,105      $ 11,297
    6/93.........  $  15,259      $      16,097    $     15,248      $ 11,635
    6/94.........  $  16,049      $      16,331    $     15,846      $ 11,925
    6/95.........  $  19,345      $      20,587    $     18,937      $ 12,288
    6/96.........  $  25,085      $      25,935    $     23,085      $ 12,626
    6/97.........  $  30,426      $      34,923    $     29,778      $ 12,917
    6/98.........  $  36,487      $      45,447    $     37,363      $ 13,134
    6/99.........  $  38,924      $      55,792    $     43,269      $ 13,392

--------------------------------------------------------------------------------

   MANAGEMENT OVERVIEW

                     A DISCUSSION WITH
                     PORTFOLIO MANAGER
                     TOM ARRINGTON

HOW DID THE GROWTH AND INCOME FUND PERFORM IN THE FIRST HALF OF THE YEAR?
The Fund returned 3.14% for the six-month period ended June 30, 1999. This performance was lower than the 12.32% return posted by the Fund's benchmark, the Standard and Poor's 500 Index.

WHAT WERE THE MAJOR MARKET FORCES BEHIND THE FUND'S PERFORMANCE?
The Fund began the year in a defensive position--holding some bonds, cash, and less-expensive foreign stocks--in anticipation of a market slowdown. As a result, the Fund did not participate with the market in January as it soared ahead. During February, as it became clear that our economy remained strong and in little danger of a slowdown, we moved the portfolio out of its defensive stance. In the second quarter, we had another market dynamic to contend with: renewed optimism about the economy led to a shift in investor assets away from growth-oriented blue chip companies and into value-oriented cyclical and energy stocks, which had previously lagged. Later in the quarter, some investor assets began to move out of large-capitalization stocks altogether in search of opportunities in the small- and mid-cap ranges.

                                 TOP 10 HOLDINGS
                  --------------------------------------------
                   1. General Electric Company           4.53%
                   2. Cisco Systems, Inc.                3.90%
                   3. Tyco International Ltd.            3.44%
                   4. Microsoft Corporation              2.89%
                   5. MediaOne Group, Inc.               2.55%
                   6. International Business Machines
                      Corporation                        2.55%
                   7. Berkshire Hathaway, Inc.           2.27%
                   8. GTE Corporation                    2.25%
                   9. MCI WorldCom, Inc.                 2.00%
                  10. Time Warner, Inc.                  2.00%

                    PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.
                  --------------------------------------------

WHAT CHANGES HAVE BEEN MADE TO THE MANAGEMENT OF THE FUND?
As of February, I became portfolio manager of the Growth and Income Fund. The large-cap investment team and I have continued to look for high-quality, large-capitalization companies with attractive long-term growth prospects. Some changes were made to the portfolio at that time: we sold most of the foreign stocks and all of the fixed-income holdings of the Fund in order to enhance its earnings growth profile. While the Fund trailed the S&P 500 over the first six months, most of the underperformance occurred in January when the Fund held a defensive posture. We believe that the changes we made will benefit the Fund in the long run.

                              PORTFOLIO AT A GLANCE
                    -----------------------------------------
                    TOTAL ASSETS: $523.1 MILLION
                    NAV ON 6/30/99: $7.55
                    SIX-MONTH TOTAL RETURN: 3.14%
                    NET EXPENSE RATIO (AS OF 12/31/98): 1.08%
                    INCEPTION DATE: 7/5/38
                    -----------------------------------------

WHAT KIND OF GROWTH COMPANIES HELPED OR HURT THE FUND OVER THE FIRST QUARTER? One stock we have been very pleased with is TYCO INTERNATIONAL LTD. (up 33% since it was purchased in early February), a diversified manufacturing and service company that sells valves, disposable medical supplies, fire-sprinkler equipment, home-security systems, and other electronic devices. We like the company's financial prospects, and we believe their senior management is one of the best in the business.

  At the same time we believe investors' asset shift in the second quarter unfairly punished some of the best large companies on the market today, including such Growth and Income Fund holdings as GENERAL ELECTRIC, MICROSOFT, AND MCI WORLDCOM. In each of these cases, however, we believe that the attractive earnings of these companies and their


                 -----------------------------------------------
                              PORTFOLIO COMPOSITION

                           Technology ..........     18.2%
                           Consumer Staples ....     14.0%
                           Financial............     13.9%
                           Consumer Cyclicals ..     10.9%
                           Healthcare ..........     10.4%
                           Capital Goods .......      9.9%
                           Telecom Services ....      7.9%
                           Energy ..............      7.3%
                           Cash & Equivalents...      2.6%
                           Utilities............      2.5%
                           Basic Materials......      2.1%
                           Transportation ......      0.3%

                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
                -------------------------------------------------

long-term fundamentals will ultimately win the day.

WHAT DO YOU SEE FOR THE LARGE-CAP MARKET DURING THE REMAINDER OF THE YEAR?

For us, the bottom line is that, over the long run, investor interest (and stock appreciation) historically has followed earnings. As we look forward, we are confident in the potential of the companies we own to produce solid earnings. We feel that this focus on the long term, and not on short-term issues such as interest rates or investor sentiment, will serve the Fund admirably as we enter the 21st century.


/s/THOMAS M. ARRINGTON
Thomas Arrington, CFA
Portfolio Manager

Founders Growth and Income Fund was formerly known as Founders Blue Chip Fund.

FOUNDERS GROWTH AND INCOME FUND

SHARES                                        MARKET VALUE
----------------------------------------------------------
COMMON STOCKS (DOMESTIC)-93.5%
AUTOMOTIVE-1.3%
  117,125 Ford Motor Company                    $6,610,242
                                                ----------
BANKING-5.1%
   70,125 Bank of America Corporation            5,141,039
   58,838 Citigroup, Inc.                        2,794,757
   74,200 Fifth Third Bancorp                    4,938,938
   26,075 State Street Corporation               2,226,153
   33,875 The Chase Manhattan Corporation        2,934,422
   39,600 U.S. Bancorp                           1,346,400
  176,000 Wells Fargo Company                    7,529,344
                                                ----------
                                                26,911,053
                                                ----------
BIOTECHNOLOGY-0.2%
   20,850 Amgen, Inc.*                           1,267,941
                                                ----------
BUSINESS SERVICES-1.0%
   17,700 Computer Sciences Corporation*         1,224,619
   82,875 Fiserv, Inc.*                          2,595,023
   16,750 The Interpublic Group of Companies,
         Inc.                                    1,450,969
                                                ----------
                                                 5,270,611
                                                ----------
CHEMICALS-1.2%
   55,775 E.I. du Pont de Nemours and Company    3,810,130
   56,975 Great Lakes Chemical Corporation       2,624,411
                                                ----------
                                                 6,434,541
                                                ----------
COMPUTER EQUIPMENT-4.0%
   70,200 EMC Corporation                        3,861,000
   17,500 Hewlett-Packard Company                1,758,750
  103,175 International Business Machines
         Corporation                            13,335,369
   25,325 Sun Microsystems, Inc.*                1,744,259
                                                ----------
                                                20,699,378
                                                ----------
COMPUTER NETWORKING-3.9%
  316,850 Cisco Systems, Inc.*                  20,417,022
                                                ----------

SHARES                                        MARKET VALUE
----------------------------------------------------------
COMPUTER SOFTWARE/SERVICES-3.4%
   25,700 @Home Corporation                     $1,386,194
   30,450 Automatic Data Processing, Inc.        1,339,800
  167,725 Microsoft Corporation*                15,116,216
                                                ----------
                                                17,842,210
                                                ----------
CONSUMER PRODUCTS-2.6%
   32,800 Avon Products, Inc.                    1,820,400
    9,825 The Clorox Company                     1,049,433
   25,800 Colgate-Palmolive Company              2,547,750
   91,850 The Dial Corporation                   3,415,672
   48,150 Gillette Company                       1,974,150
   29,300 The Procter & Gamble Company           2,615,025
                                                ----------
                                                13,422,430
                                                ----------
CONSUMER SERVICES-0.2%
   48,350 DeVry, Inc.*                           1,081,831
                                                ----------
DIVERSIFIED-2.3%
    5,275 Berkshire Hathaway, Inc.*             11,863,475
                                                ----------
ELECTRONICS-5.1%
  209,000 General Electric Company              23,696,100
   12,950 PE Corp-PE Biosystems Group            1,486,013
   24,450 Solectron Corporation*                 1,630,509
                                                ----------
                                                26,812,622
                                                ----------
FINANCIAL SERVICES-4.4%
   48,750 American Express Company               6,343,594
   32,075 Associates First Capital Corporation
         Class A                                 1,421,323
   22,375 The Charles Schwab Corporation         2,458,453
  109,075 Fannie Mae                             7,458,003
    7,050 Merrill Lynch & Company, Inc.            563,559
    5,750 Morgan Stanley Dean Witter and
         Company                                   589,375
   43,975 Northern Trust Corporation             4,265,575
                                                ----------
                                                23,099,882
                                                ----------
FOOD & BEVERAGE-2.4%
   30,675 General Mills, Inc.                    2,465,503
   37,000 PepsiCo, Inc.                          2,610,440
  102,425 The Coca Cola Company                  6,401,563
   13,775 Wm. Wrigley Jr. Company                1,239,750
                                                ----------
                                                12,717,256
                                                ----------

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1999 (UNAUDITED)

SHARES                                        MARKET VALUE
----------------------------------------------------------
HEALTHCARE SERVICES-1.2%
  197,475 IMS Health, Inc.                      $6,171,094
                                                ----------
INSURANCE-2.1%
   58,100 American International Group, Inc.     6,801,331
   53,250 Marsh & McLennan Companies, Inc.       4,020,375
                                                ----------
                                                10,821,706
                                                ----------
LEISURE & ENTERTAINMENT-1.6%
   28,100 Carnival Corporation Class A           1,362,850
   47,250 Mattel, Inc.                           1,249,172
   60,400 Viacom, Inc. Class B*                  2,657,600
  104,450 The Walt Disney Company                3,218,366
                                                ----------
                                                 8,487,988
                                                ----------
MACHINERY-0.5%
   20,950 Caterpillar, Inc.                      1,257,000
   32,225 Deere & Company                        1,276,916
                                                ----------
                                                 2,533,916
                                                ----------
MANUFACTURING-4.5%
   49,500 Danaher Corporation                    2,877,188
   17,350 Illinois Tool Works, Inc.              1,422,700
   16,625 Minnesota Mining and Manufacturing
         Company                                 1,445,336
  189,775 Tyco International Limited            17,981,181
                                                ----------
                                                23,726,405
                                                ----------
MEDICAL SUPPLIES & EQUIPMENT-1.7%
   19,000 Baxter International, Inc.             1,151,875
   57,425 Johnson & Johnson                      5,627,650
   30,100 Medtronic, Inc.                        2,344,038
                                                ----------
                                                 9,123,563
                                                ----------
OIL & GAS-5.2%
   51,425 Chevron Corporation                    4,895,017
   57,900 Conoco, Inc.                           1,613,963
   69,800 Enron Corporation                      5,706,150
  120,025 Exxon Corporation                      9,256,928
   41,725 Mobil Corporation                      4,130,775
   24,225 Texaco, Inc.                           1,514,063
                                                ----------
                                                27,116,896
                                                ----------
OIL SERVICES-0.6%
   45,800 Schlumberger Limited                   2,916,888
                                                ----------

SHARES                                        MARKET VALUE
----------------------------------------------------------
PAPER & FOREST PRODUCTS-0.6%
   78,525 The Mead Corporation                  $3,278,419
                                                ----------
PHARMACEUTICALS-7.2%
   44,475 American Home Products Corporation     2,557,313
  115,250 Bristol-Myers Squibb Company           8,117,922
   54,650 Eli Lilly and Company                  3,914,306
   93,350 Merck & Company, Inc.                  6,907,900
   51,175 Pfizer, Inc.                           5,616,456
   46,125 Pharmacia & Upjohn, Inc.               2,620,477
   95,050 Schering-Plough Corporation            5,037,650
   40,800 Warner-Lambert Company                 2,830,500
                                                ----------
                                                37,602,524
                                                ----------
PHOTOGRAPHY & IMAGING-0.5%
   41,250 Xerox Corporation                      2,436,328
                                                ----------
PUBLISHING & BROADCASTING-8.8%
   34,700 CBS Corporation*                       1,507,281
   49,225 Chancellor Media Corporation*          2,710,452
   55,650 Clear Channel
         Communications, Inc.*                   3,836,372
   42,350 Comcast Corporation Special Class A    1,627,828
   56,600 Cox Communications, Inc.*              2,083,588
   37,725 Gannett Company, Inc.                  2,692,622
   91,300 The McGraw-Hill Companies, Inc.        4,924,494
  179,350 MediaOne Group, Inc.*                 13,339,156
   47,625 TCA Cable TV, Inc.                     2,637,234
  142,025 Time Warner, Inc.                     10,438,838
                                                ----------
                                                45,797,865
                                                ----------
RESTAURANTS-1.0%
  126,750 McDonald's Corporation                 5,236,359
                                                ----------
RETAIL-6.3%
   59,100 Abercrombie & Fitch Company*           2,836,800
   40,825 Bed Bath & Beyond, Inc.*               1,566,659
   32,475 Costco Companies, Inc.*                2,598,000
   90,450 The Gap, Inc.                          4,556,419
  115,050 The Home Depot, Inc.                   7,413,534
   60,191 Intimate Brands, Inc. Class A          2,851,549
   39,475 Kohl's Corporation*                    3,046,977
  170,425 Wal-Mart Stores, Inc.                  8,223,006
                                                ----------
                                                33,092,944
                                                ----------

FOUNDERS GROWTH AND INCOME FUND                         STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1999 (UNAUDITED)
                                                                     (CONTINUED)

SHARES                                          MARKET VALUE
------------------------------------------------------------
SEMICONDUCTORS & EQUIPMENT-1.4%
    90,650 Intel Corporation                     $ 5,388,009
    13,475 Texas Instruments, Inc.                 1,953,875
                                                 -----------
                                                   7,341,884
                                                 -----------
SUPERMARKETS-0.5%
    47,150 Safeway, Inc.*                          2,333,925
                                                 -----------
TELECOMMUNICATION SERVICES-6.6%
    20,325 Alltel Corporation                      1,453,238
    45,875 Bell Atlantic Corporation               2,999,078
    55,475 Bellsouth Corporation                   2,600,391
   155,375 GTE Corporation                        11,769,656
   121,425 MCI WorldCom, Inc.                     10,442,550
    39,400 Nextel Communications, Inc.*            1,977,388
    27,765 SBC Communications, Inc.                1,605,150
    26,400 Sprint Corporation                      1,394,250
                                                 -----------
                                                  34,241,701
                                                 -----------
TELECOMMUNICATIONS EQUIPMENT-3.3%
    89,350 Lucent Technologies, Inc.               6,025,541
    37,300 Motorola, Inc.                          3,534,175
    74,325 Qwest Communicatons, International,
          Inc.*                                    2,457,370
    80,800 Tellabs, Inc.*                          5,459,050
                                                 -----------
                                                  17,476,136
                                                 -----------
TRANSPORTATION-0.3%
    23,575 Kansas City Southern Industries, Inc.   1,504,380
                                                 -----------
UTILITIES-2.5%
   178,200 Duke Energy Corporation                 9,689,625
    15,450 The Montana Power Company               1,089,225
    90,150 The Southern Company                    2,388,975
                                                 -----------
                                                  13,167,825
                                                 -----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$424,984,688)                              488,859,240
                                                 -----------

SHARES                                          MARKET VALUE
------------------------------------------------------------
COMMON STOCKS (FOREIGN)-3.8%
CHEMICALS-0.2%
    24,450 Rhone-Poulenc SA Sponsored ADR (FR)   $ 1,124,959
                                                 -----------
OIL & GAS-1.6%
   136,200 Royal Dutch Petroleum Company
          Sponsored ADR (NE)                       8,206,050
                                                 -----------
TELECOMMUNICATION SERVICES-1.3%
    32,800 Nortel Networks Corporation Sponsored
          ADR (CA)                                 2,847,450
    21,100 Vodafone AirTouch Public PLC
          Sponsored ADR (UK)                       4,156,700
                                                 -----------
                                                   7,004,150
                                                 -----------
TELECOMMUNICATIONS EQUIPMENT-0.7%
    38,150 Nokia Oyj Sponsored ADR (FI)            3,493,109
                                                 -----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$16,143,207)                                19,828,268
                                                 -----------

PRINCIPAL AMOUNT                              AMORTIZED COST
------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-3.4%
$18,000,000 PPG Industries Inc. 5.75% 07/01/99  $ 18,000,000
                                                ------------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$18,000,000)                      18,000,000
                                                ------------
TOTAL INVESTMENTS-100.7%
(COST-$459,127,895)                              526,687,508
OTHER ASSETS &
LIABILITIES-(0.7%)                                (3,564,235)
                                                ------------
NET ASSETS-100.0%                               $523,123,273
                                                ============

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

                                              FOUNDERS INTERNATIONAL EQUITY FUND


                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 6/30/99*

                                                Since Inception
                  1 Year         3 Years           (12/29/95)
                  ------         -------         ---------------
                   2.81%          14.78%             17.01%


             * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT

                      FOUNDERS           MSCI WORLD        CONSUMER
                    INTERNATIONAL         EX U.S.           PRICE
                     EQUITY FUND           INDEX*           INDEX
                    -------------        ----------        ---------

   12/95.........   $      10,000        $  10,000         $  10,000
    6/96.........   $      11,460        $  10,469         $  10,168
    6/97.........   $      13,810        $  11,885         $  10,402
    6/98.........   $      16,855        $  12,634         $  10,577
    6/99.........   $      17,329        $  13,565         $  10,785


                * PERFORMANCE SHOWN IS FROM 12/31/95 - 06/30/99.
--------------------------------------------------------------------------------

   MANAGEMENT OVERVIEW

                     A DISCUSSION WITH
                     PORTFOLIO MANAGER
                     DOUG LOEFFLER

HOW DID THE FUND PERFORM DURING THE FIRST SIX MONTHS OF 1999?
Founders International Equity Fund performed well, returning 7.56% for the six-month period ended June 30, 1999. The Fund outperformed its benchmark, the Morgan Stanley Capital International World ex U.S. Index, which posted a 4.51% gain in the first half.

  The Fund was recognized for its track record of strong performance. Morningstar awarded the Fund a **** overall rating, with **** for the three-year period ended 6/30/99, among 987 international equity funds.*

* Morningstar proprietary ratings reflect risk-adjusted performance through 6/30/99. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars. Subject to change every month, a fund's rating is based on its three-, five-, and (when available) 10-year average annual total returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns.
   The Morgan Stanley Capital International (MSCI) World ex U.S. Index is an arithmetical average of the performance of 1,138 securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East. Total return figures for this index assume change in share price and reinvestment of dividends after the deduction of local taxes.

HOW DID INTERNATIONAL EVENTS AFFECT THE FUND'S RETURN?
Foreign markets were quite volatile at the top of the year, reacting to the collapse of the Brazilian REAL, but several individual markets--such as France, Sweden, and Finland--performed well. Despite this

                                 TOP 10 HOLDINGS
                  --------------------------------------------
                   1. Altran Technologies SA             2.44%
                   2. Takefuji Corporation               2.22%
                   3. Nokia Oyj Sponsored ADR            2.21%
                   4. Pearson PLC                        2.10%
                   5. Vodafone AirTouch Public Ltd.      2.07%
                   6. Softbank Corporation               2.05%
                   7. Kao Corporation                    2.01%
                   8. Konami Company Limited             1.97%
                   9. Mannesmann AG                      1.96%
                  10. NTT Mobile Communications
                      Network, Inc. Bonus                1.80%

                   PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.
                  --------------------------------------------

global volatility, there was a flood of interest in European stocks in the first quarter, where strong companies have often been available at lower current valuations than comparable U.S. firms. As the portfolio has been overweight in Europe for some time, this demand served the International Equity Fund well.

  Near the middle of the period, we began to see signs that investors were shifting assets away from growth stocks and into value-oriented opportunities. This, coupled with weakness in the Euro, put a drag on the Fund's performance (relative to its benchmark) in the second quarter.

                              PORTFOLIO AT A GLANCE
                    -----------------------------------------
                    TOTAL ASSETS: $23.7 MILLION
                    NAV ON 6/30/99: $15.09
                    SIX-MONTH TOTAL RETURN: 7.56%
                    NET EXPENSE RATIO (AS OF 12/31/98): 1.80%
                    INCEPTION DATE: 12/29/95
                    -----------------------------------------

  We typically have been more broadly invested than our benchmark, both in countries and regions, and have held more positions in smaller countries. This means we are often underweight in larger countries vs. the index.
  During the period, we found excellent growth opportunities in many smaller countries, and the Fund held a slightly smaller proportion of stocks from Japan and Britain--two of the world's best-performing developed markets so far this year--than the MSCI World ex U.S. Index. While International Equity Fund's British and Japanese allocations helped the Fund in absolute terms, they put us at a slight disadvantage to the index. We believe that it was our individual stock selection that contributed most to our benchmark-beating performance.

WHICH STOCKS WORKED PARTICULARLY WELL FOR THE FUND?
One of the Fund's largest holdings throughout the half was Altran Technologies, a French engineering outsourcing company that is one of our longest-held positions. The firm "rents" engineers to European companies for medium- and long-term assignments, a service

                 -----------------------------------------------
                              PORTFOLIO COMPOSITION

                           Japan................     18.3%
                           United Kingdom.......     16.0%
                           Other Countries......     15.6%
                           France...............      8.6%
                           Italy................      6.9%
                           Netherlands..........      6.1%
                           Germany..............      5.6%
                           Finland..............      5.6%
                           Canada...............      5.4%
                           Sweden...............      5.2%
                           Spain................      3.4%
                           Cash & Equivalents...      3.3%

                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
                -------------------------------------------------

particularly helpful to businesses engaged in new product development. Altran's numbers have also been compelling: in 1998 they reported sales and net income growth of 50% and 56%, respectively.

  The telecommunications industry has also generated numerous opportunities such as ESAT TELECOM GROUP PLC, an Irish company that has a sizable stake in its country's second cellular-telephone license. Moreover, the firm is also competing in the Irish local and long-distance markets. Esat is off to a strong start in tapping into the growth potential of the newly deregulated European telecom marketplace.

WHAT DO YOU SEE FOR INTERNATIONAL INVESTING LOOKING FORWARD?
As we look for new investment opportunities for the Fund, we must still be aware of the lingering effects of 1997's Asian currency crisis. European nations may continue to post healthy growth and be fertile ground for growth companies. Several economies of the Pacific Rim are beginning to see the light at the end of the tunnel, and we are once again finding new investment opportunities in this region.

  As always, our emphasis will be placed on careful research and bottom-up selection of foreign investment opportunities.




/s/DOUGLAS LOEFFLER
Douglas Loeffler, CFA
Portfolio Manager

Investments in foreign securities may entail unique risks, including political, market, and currency risks.

FOUNDERS INTERNATIONAL EQUITY FUND

SHARES                                       MARKET VALUE
---------------------------------------------------------
COMMON STOCKS (FOREIGN)-96.5%
AUTO PARTS & EQUIPMENT-1.1%
   10,800 Continental AG (GE)                   $ 255,927
                                                ---------
BANKING-7.9%
   13,500 Allied Irish Banks PLC (IE)             178,752
   29,600 Banco Santander Central Hispano SA
         (BR)                                     308,234
   32,000 Development Bank Singapore Limited
         (SG)                                     390,958
   64,000 Merita PLC (FI)                         363,659
   24,000 Skandinaviska Enskilda Banken (SW)      279,474
    7,700 Toronto-Dominion Bank (CA)              347,280
                                                ---------
                                                1,868,357
                                                ---------
BUSINESS SERVICES-6.1%
    2,200 Altran Technologies SA (FR)             579,873
   30,850 Compass Group PLC (UK)                  305,872
   36,000 Securio PLC (UK)                        315,787
   29,000 WPP Group PLC (UK)                      245,237
                                                ---------
                                                1,446,769
                                                ---------
CHEMICALS-1.6%
    2,650 Elf Aquitaine SA (FR)                   388,862
                                                ---------
COMPUTER EQUIPMENT-0.7%
    6,000 Newbridge Networks Corporation
         Sponsored ADR (CA)*                      172,500
                                                ---------

SHARES                                       MARKET VALUE
---------------------------------------------------------
COMPUTER SOFTWARE/SERVICES-5.9%
   11,300 Konami Company Limited (JA)           $ 466,777
    3,700 Lernout & Hauspie Speech Products NV
         Sponsored ADR (BE)*                      130,656
    2,400 Softbank Corporation (JA)               486,003
    7,700 Tieto Corporation (FI)                  320,800
                                                ---------
                                                1,404,236
                                                ---------
CONSTRUCTION-1.6%
    9,150 Brisa-Auto Estradas de Portugal SA
         (PO)                                     377,436
                                                ---------
CONSUMER PRODUCTS-6.3%
    5,475 Benckiser NV Class B (NE)               292,184
   15,100 Electrolux AB-Series B (SW)             316,149
   17,000 Kao Corporation (JA)                    477,504
   27,000 Shiseido Company Limited (JA)           404,656
                                                ---------
                                                1,490,493
                                                ---------
ELECTRONICS-1.5%
    4,000 TDK Corporation (JA)                    365,841
                                                ---------
ENVIRONMENTAL SERVICES-1.6%
    4,700 Vivendi (FR)                            380,668
                                                ---------
FINANCIAL SERVICES-4.8%
    2,900 DePfa Deutsche Pfandbriefbank AG (GE)   263,173
   18,500 Skandia Forsakrings AB (SW)             345,990
    5,100 Takefuji Corporation (JA)               527,072
                                                ---------
                                                1,136,235
                                                ---------

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1999 (UNAUDITED)

SHARES                                       MARKET VALUE
---------------------------------------------------------
FOOD & BEVERAGE-1.5%
   34,000 Diageo PLC (UK)                       $ 355,600
                                                ---------
INSURANCE-1.5%
   30,900 Alleanza Assicurazioni (IT)             355,301
                                                ---------
LEISURE & ENTERTAINMENT-3.2%
    1,400 Accor SA (FR)                           351,513
  100,675 Hilton Group PLC (UK)                   399,114
                                                ---------
                                                  750,627
                                                ---------
MACHINERY-2.0%
    3,125 Mannesmann AG (GE)                      466,305
                                                ---------
OIL & GAS-2.6%
    2,600 BP Amoco PLC Sponsored ADR (UK)         282,100
    6,342 Preussag AG (GE)                        340,719
                                                ---------
                                                  622,819
                                                ---------
OIL SERVICES-1.4%
    3,150 Petroleo Brasileiro SA (BR)             339,359
                                                ---------
PACKAGING-1.6%
    6,700 Coca-Cola West Japan Company Limited
          (JA)                                    380,852
                                                ---------
PAPER & FOREST PRODUCTS-0.5%
    4,000 UPM-Kymmene Oyi (FI)                    114,675
                                                ---------
PHARMACEUTICALS-1.0%
    9,050 Elan Corporation PLC Sponsored ADR
          (IE)*                                   251,138
                                                ---------

SHARES                                       MARKET VALUE
---------------------------------------------------------
PUBLISHING & BROADCASTING-9.4%
   17,500 Arnoldo Mondadori Editore
          SPA (IT)                              $ 303,187
    1,225 Canal Plus (FR)                         343,738
   24,500 Pearson PLC (UK)                        497,801
  260,000 Seat-Pagine Gialle SPA (IT)             355,265
      900 Societe Europeenne des
          Satellites (LU)                         130,633
   10,000 Telefonica Publicidad e Informacion
          SA (SP)*+                               199,546
    2,075 United Pan-Europe Communications NV
          (NE)*                                   112,555
    7,275 VNU NV (NE)                             290,715
                                                ---------
                                                2,233,440
                                                ---------
RETAIL-2.8%
   15,700 Dixons Group PLC (UK)                   293,260
    1,500 Ryohin Keikaku Company Limited (JA)     377,366
                                                ---------
                                                  670,626
                                                ---------
SEMICONDUCTORS & EQUIPMENT-4.3%
    6,500 ASM Lithography Holding NV Sponsored
          ADR (NE)*                               383,500
    5,550 STicroelectronics (NE)                  369,728
    7,700 Taiwan Semiconductor Manufacturing
          Company Limited Sponsored ADR (TW)*     261,800
                                                ---------
                                                1,015,028
                                                ---------

+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.
* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS INTERNATIONAL EQUITY FUND                      STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1999 (UNAUDITED)
                                                                     (CONTINUED)

SHARES                                          MARKET VALUE
------------------------------------------------------------
TELECOMMUNICATION SERVICES-20.8%
     5,725 AT&T Canada,
           Inc. (CA)*                            $   364,969
     3,200 China Telecom Limited Sponsored ADR
           (HK)*                                     182,400
    10,000 Energis PLC (UK)*                         238,493
     7,700 Esat Telecom Group PLC Sponsored ADR
           (IE)*                                     334,950
     2,600 Global TeleSystems Group, Inc.
           Sponsored ADR (RU)*                       210,438
     8,600 Korea Telecom Corporation Sponsored
           ADR (KR)*                                 344,000
     7,200 Le Groupe Videotron LTEE (CA)             114,324
         8 NTT Mobile Communications Network,
           Inc. (JA)*                                108,397
        32 NTT Mobile Communications Network,
           Inc. Bonus (JA)*                          428,295
       675 Swisscom AG (SZ)                          253,912
    80,000 Telecom Italia Mobile SPA (IT)            294,524
    31,500 Telecom Italia SPA (IT)*                  327,404
     5,968 Telefonica SA (SP)*                       287,498
     4,350 Telefonos de Mexico SA Sponsored ADR
           (MX)                                      351,534
     5,000 Telesudeste Celular Participacoes SA
           Sponsored ADR (BR)                        145,000
    14,900 Telesystem International Wireless,
           Inc. (CA)*                                269,307
    41,000 Telewest Communications PLC (UK)*         183,867
    24,950 Vodafone AirTouch Public Ltd. (UK)        491,583
                                                 -----------
                                                   4,930,895
                                                 -----------

SHARES                                          MARKET VALUE
------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-4.8%
     8,850 Telefonaktiebolaget LM Ericsson
           Sponsored ADR Class B (SW)            $   290,944
        22 Japan Telecom Company Limited (JA)        312,634
     5,725 Nokia Oyj Sponsored ADR (FI)              524,195
                                                 -----------
                                                   1,127,773
                                                 -----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$19,633,018)                                22,901,762
                                                 -----------


PRINCIPAL AMOUNT                             AMORTIZED COST
-----------------------------------------------------------
CORPORATE SHORT-TERM NOTES-2.9%
 $690,000 Sara Lee Corporation 5.50% 07/01/99   $   690,000
                                                -----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$690,000)                           690,000
                                                -----------
TOTAL INVESTMENTS-99.4%
(COST-$20,323,018)                               23,591,762
OTHER ASSETS &
LIABILITIES-0.6%                                    150,085
                                                -----------
NET ASSETS-100.0%                               $23,741,847
                                                ===========

* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

                                                    FOUNDERS MID-CAP GROWTH FUND


                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 6/30/99*


          1 Year            5 Years        10 Years         20 Years
          ------            -------        --------        ----------
          -4.31%             14.60%         13.65%           15.24%

             * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT

                    FOUNDERS
                    MID-CAP                       LIPPER CAPITAL   CONSUMER
                    GROWTH         S&P MIDCAP      APPRECIATION     PRICE
                      FUND          400 INDEX       FUND INDEX      INDEX
                   ---------      -------------    ------------    --------
    6/89....       $  10,000      $      10,000    $     10,000    $ 10,000
    6/90....       $  10,979      $      11,543    $     11,270    $ 10,475
    6/91....       $  12,945      $      13,025    $     11,777    $ 10,959
    6/92....       $  15,336      $      15,442    $     13,266    $ 11,297
    6/93....       $  18,555      $      18,946    $     15,784    $ 11,636
    6/94....       $  18,182      $      18,936    $     15,947    $ 11,926
    6/95....       $  23,557      $      23,167    $     19,707    $ 12,288
    6/96....       $  27,346      $      28,168    $     24,421    $ 12,627
    6/97....       $  31,289      $      34,739    $     28,072    $ 12,917
    6/98....       $  37,560      $      44,171    $     35,027    $ 13,135
    6/99....       $  35,941      $      51,760    $     42,132    $ 13,392

--------------------------------------------------------------------------------

   MANAGEMENT OVERVIEW

                     A DISCUSSION WITH
                     PORTFOLIO MANAGER
                     PAUL LAROCCO

HOW DID MID-CAP GROWTH PERFORM IN THE HALF?
The Fund posted a 10.62% return for the six-month period ended June 30, 1999. This was markedly higher than the 6.87% return posted by the Fund's benchmark, the Standard & Poor's MidCap 400 Index.

WHAT MARKET FACTORS MOST AFFECTED THE STOCKS IN THE FUND'S PORTFOLIO?
Because of Mid-Cap Growth Fund's strong focus on technology stocks, its performance during the period was influenced by the shifting fate of the sector. Technology stocks started the period off strong, and we took profits in select positions that had met our price targets, reinvesting the proceeds into new opportunities in the area. Subsequent months saw periods of both outperformance and underperformance, but we remain confident in the fundamental strengths of our holdings in the sector.

The S&P MidCap 400 Index is composed of 400 common stocks and measures the performance of the mid- capitalization segment of the U.S. market.

  The coming of the second quarter brought with it a change in investors' attitudes, and market assets began to rotate away from growth stocks and into value-oriented investments. In this environment, many of our holdings in the energy sector (such as oil services stocks) were a source of strength for the Fund.

                                 TOP 10 HOLDINGS
                  --------------------------------------------
                   1. Metris Companies, Inc.             2.34%
                   2. Compuware Corporation              2.32%
                   3. ChiRex, Inc.                       2.18%
                   4. Republic Services, Inc.            2.16%
                   5. Concord EFS, Inc.                  2.13%
                   6. Pharmaceutical Product
                      Development, Inc.                  2.00%
                   7. Linens 'n Things, Inc.             1.96%
                   8. Citrix Systems, Inc.               1.96%
                   9. Rental Service Corporation         1.83%
                  10. Sykes Enterprises, Inc.            1.75%

                   PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.
                  --------------------------------------------

WHICH PORTFOLIO HOLDINGS INFLUENCED THE FUND'S PERFORMANCE?
Founders Mid-Cap Growth Fund is focused on rapidly growing companies with market capitalizations from $1.5-$8 billion. We search for firms with annual earnings growth potential of 20% or higher and that may benefit from secular trends we've identified.

  Several of the Fund's portfolio holdings performed particularly well during the half, including:

 o ECHOSTAR COMMUNICATIONS CORPORATION, a direct broadcast satellite (DBS) provider of video services, an alternative to cable TV. As a result of industry consolidation, by year-end, EchoStar will offer 300-500 channels, further strengthening DBS as a powerful competitive product. Near term, there is a lot of business momentum as EchoStar is showing very strong subscriber growth even without local channels. It is still early in the market penetration of DBS services, and we believe there is room for EchoStar to gain market share.

                              PORTFOLIO AT A GLANCE
                    -----------------------------------------
                    TOTAL ASSETS: $219.3 MILLION
                    NAV ON 6/30/99: $8.23
                    SIX-MONTH TOTAL RETURN: 10.62%
                    NET EXPENSE RATIO (AS OF 12/31/98): 1.33%
                    INCEPTION DATE: 9/8/61
                    -----------------------------------------

 o UNIPHASE CORPORATION, a leading technology company that develops, manufactures, and distributes a comprehensive range of products for the fiberoptic communications market. The appetite for high-speed Internet, data, and video services is increasing, and Uniphase's unique products offer a solution to higher bandwidth networks.

WHAT IS THE OUTLOOK FOR MID-SIZED COMPANIES?
Recent events have shown that individuals and institutions are beginning to recognize the numerous investment opportunities available in the small- and mid-cap realms. We feel this recognition is long overdue. This increased interest helped boost the prices of select mid-cap

                 -----------------------------------------------
                              PORTFOLIO COMPOSITION

                           Technology ..........     33.1%
                           Consumer Cyclicals ..     14.7%
                           Healthcare ..........     12.3%
                           Capital Goods .......      9.4%
                           Consumer Staples ....      8.7%
                           Energy ..............      6.4%
                           Cash & Equivalents...      5.0%
                           Telecom Services ....      4.4%
                           Financial............      4.0%
                           Utilities............      2.0%

                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
                -------------------------------------------------

stocks throughout the half; and as the domestic economy continues to grow at a healthy, noninflationary pace, we are optimistic about the prospects for these companies. But regardless of the short-term trends in the market, we will continue to scour the mid-cap marketplace for the best growth potential it has to offer.




/s/PAUL LAROCCO
Paul LaRocco, CFA
Portfolio Manager

Founders Mid-Cap Growth Fund was formerly known as Founders Special Fund.

FOUNDERS MID-CAP GROWTH FUND

SHARES                                         MARKET VALUE
-----------------------------------------------------------
COMMON STOCKS (DOMESTIC)-93.0%
AEROSPACE-1.5%
   69,500 L-3 Communications Holdings, Inc.*    $ 3,357,719
                                                -----------
BIOTECHNOLOGY-1.1%
   47,200 Gilead Sciences, Inc.*                  2,460,300
                                                -----------
BUSINESS SERVICES-8.4%
   57,275 Affiliated Computer Services, Inc.
          Class A*                                2,899,547
  110,500 Concord EFS, Inc.*                      4,675,531
   30,587 Fiserv, Inc.*                             957,755
  126,550 The Metzler Group, Inc.*                3,488,034
   30,300 Sterling Commerce, Inc.*                1,105,950
   52,700 SunGard Data Systems, Inc.*             1,818,150
  160,850 USWeb Corporation*                      3,568,859
                                                -----------
                                                 18,513,826
                                                -----------
COMPUTER SOFTWARE/SERVICES-10.6%
   76,500 Citrix Systems, Inc.*                   4,298,344
  160,075 Compuware Corporation*                  5,082,381
  131,375 Convergys Corporation*                  2,528,969
   45,325 Electronics for Imaging, Inc.*          2,328,572
    7,475 Extreme Networks, Inc.*                   434,017
    6,100 Juniper Networks, Inc.*                   908,519
   63,600 Peregrine Systems, Inc.*                1,629,750
   50,250 Pixar, Inc.*                            2,167,031
  115,200 Sykes Enterprises, Inc.*                3,837,600
                                                -----------
                                                 23,215,183
                                                -----------
CONSUMER SERVICES-3.1%
   32,150 MapQuest.com, Inc.*                       522,438
  125,700 Metris Companies, Inc.                  5,122,275
   31,525 Sotheby's Holdings, Inc.                1,201,891
                                                -----------
                                                  6,846,604
                                                -----------

SHARES                                         MARKET VALUE
-----------------------------------------------------------
DISTRIBUTION-0.5%
   31,050 Patterson Dental Company*             $ 1,078,988
                                                -----------
ELECTRONICS-3.6%
   51,575 Celestica, Inc.*                        2,233,842
   58,875 Jabil Circuit, Inc.*                    2,656,734
   38,425 Sanmina Corporation*                    2,915,497
                                                -----------
                                                  7,806,073
                                                -----------
ENVIRONMENTAL SERVICES-2.2%
  191,325 Republic Services, Inc.*                4,735,294
                                                -----------
FINANCIAL SERVICES-1.7%
   56,675 Associates First Capital Corporation
          Class A                                 2,511,411
   22,625 The FINOVA Group, Inc.                  1,190,641
                                                -----------
                                                  3,702,052
                                                -----------
FOOD & BEVERAGE-0.9%
   62,400 Keebler Foods Company*                  1,895,400
                                                -----------
HEALTHCARE SERVICES-5.5%
  149,699 ChiRex, Inc.*                           4,790,368
  160,500 Pharmaceutical Product Development,
          Inc.*                                   4,383,656
  113,175 Renal Care Group, Inc.*                 2,921,330
                                                -----------
                                                 12,095,354
                                                -----------
LEISURE & ENTERTAINMENT-3.4%
  178,250 Fairfield Communities, Inc.*            2,874,282
   76,450 Premier Parks, Inc.*                    2,809,538
  135,075 Sunterra Corporation*                   1,882,608
                                                -----------
                                                  7,566,428
                                                -----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1999 (UNAUDITED)

SHARES                                         MARKET VALUE
-----------------------------------------------------------
MANUFACTURING-2.3%
   23,100 Tyco International Limited            $ 2,188,725
   67,275 Zomax, Inc.                             2,960,100
                                                -----------
                                                  5,148,825
                                                -----------
MEDICAL SUPPLIES & EQUIPMENT-2.1%
   58,825 CONMED Corporation*                     1,797,839
   99,500 Sybron International Corporation*       2,742,469
                                                -----------
                                                  4,540,308
                                                -----------
OIL & GAS-2.2%
   50,500 Hanover Compressor Company*             1,622,313
   89,300 Weatherford International, Inc.*        3,270,613
                                                -----------
                                                  4,892,926
                                                -----------
OIL SERVICES-4.2%
  100,750 BJ Services Company*                    2,965,828
   70,775 Baker Hughes, Inc.                      2,370,963
   57,550 Halliburton Company                     2,604,138
   55,825 Nabors Industries, Inc.*                1,364,223
                                                -----------
                                                  9,305,152
                                                -----------
PHARMACEUTICALS-3.3%
   73,850 Alpharma, Inc.                          2,626,291
   15,850 IDEC Pharmaceuticals Corporation*       1,220,450
  130,500 Medicis Pharmaceutical Corporation*     3,311,438
                                                -----------
                                                  7,158,179
                                                -----------
PUBLISHING & BROADCASTING-0.7%
    9,650 EchoStar Communications Corporation*    1,480,672
                                                -----------
RESTAURANTS-5.6%
   82,600 Dave & Busters, Inc.*                   2,395,400
   57,350 Luby's, Inc.                              860,250
   80,500 Outback Steakhouse, Inc.*               3,149,563
   63,125 Papa John's International, Inc.*        2,816,953
   84,650 Starbucks Corporation*                  3,163,794
                                                -----------
                                                 12,385,960
                                                -----------

SHARES                                         MARKET VALUE
-----------------------------------------------------------
RETAIL-12.0%
   54,800 Abercrombie & Fitch Company*          $ 2,630,400
   51,625 American Eagle Outfitters, Inc.*        2,348,938
   13,400 Best Buy Company, Inc.*                   904,500
   17,250 Cheap Tickets, Inc.*                      628,547
   45,175 Fastenal Company                        2,363,217
   98,475 Linens 'n Things, Inc.*                 4,308,280
   57,200 Michaels Stores, Inc.*                  1,737,450
  140,000 Rental Service Corporation*             4,007,500
   68,025 The TJX Companies, Inc.                 2,266,083
   81,859 United Rentals, Inc.*                   2,414,841
   75,250 Williams-Sonoma, Inc.*                  2,619,641
                                                -----------
                                                 26,229,397
                                                -----------
SEMICONDUCTORS & EQUIPMENT-9.1%
   44,675 Atmel Corporation*                      1,167,134
  109,025 Brooks Automation, Inc.*                2,950,489
   45,275 Flextronics International Limited*      2,501,444
   28,275 Lam Research Corporation*               1,318,322
   17,800 Maxim Integrated Products, Inc.*        1,183,700
   35,200 Novellus Systems, Inc.*                 2,400,200
   68,225 PRI Automation, Inc.*                   2,473,156
   28,125 SDL, Inc.*                              1,436,133
   35,250 Teradyne, Inc.*                         2,529,188
   11,725 Uniphase Corporation*                   1,946,350
                                                -----------
                                                 19,906,116
                                                -----------
TELECOMMUNICATION SERVICES-4.4%
   29,750 Allegiance Telecom, Inc.*               1,632,531
   28,200 McLeodUSA, Inc.*                        1,547,475
   49,075 RCN Corporation*                        2,042,747
   37,750 Time Warner Telecom, Inc.*              1,092,391
   67,825 WinStar Communications, Inc.*           3,306,469
                                                -----------
                                                  9,621,613
                                                -----------
TELECOMMUNICATIONS EQUIPMENT-2.6%
   59,475 ANTEC Corporation*                      1,895,766
   80,025 CIENA Corporation*                      2,420,756
    6,525 Copper Mountain Networks, Inc.*           502,425
   18,050 Sawtek, Inc.*                             825,788
                                                -----------
                                                  5,644,735
                                                -----------

FOUNDERS MID-CAP GROWTH FUND                            STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1999 (UNAUDITED)
                                                                     (CONTINUED)

SHARES                                         MARKET VALUE
-----------------------------------------------------------
UTILITIES-2.0%
   30,050 The Montana Power Company             $ 2,118,525
   75,425 Potomac Electric Power Company          2,220,323
                                                -----------
                                                  4,338,848
                                                -----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$162,668,748)                             203,925,952
                                                -----------
COMMON STOCKS (FOREIGN)-2.6%
COMPUTER EQUIPMENT-1.7%
  129,850 Newbridge Networks Corporation
          Sponsored ADR (CA)*                     3,728,797
                                                -----------
PHARMACEUTICALS-0.4%
   20,025 Teva Pharmaceutical Industries
          Limited Sponsored ADR (IS)+               986,231
                                                -----------
SEMICONDUCTORS & EQUIPMENT-0.5%
   17,150 ASM Lithography Holding NV Sponsored
          ADR (NE)*                               1,011,850
                                                -----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$5,578,429)                                 5,726,878
                                                -----------

SHARES                                         MARKET VALUE
-----------------------------------------------------------
CONVERTIBLE BONDS (DOMESTIC)-0.6%
PHARMACEUTICALS-0.6%
1,117,000 Sanmina Corporation Convertible 4.25%
          05/01/04*+                            $ 1,237,078
                                                -----------
TOTAL CONVERTIBLE
BONDS (DOMESTIC)
(COST-$1,117,000)                                 1,237,078
                                                -----------


PRINCIPAL AMOUNT                              AMORTIZED COST
------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-4.4%
$9,600,000 Wal-Mart Stores, Inc. 5.50% 07/01/99 $  9,600,000
                                                ------------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$9,600,000)                        9,600,000
                                                ------------
TOTAL INVESTMENTS-100.6%
(COST-$178,964,177)                              220,489,908
OTHER ASSETS & LIABILITIES-(0.6%)
                                                  (1,217,179)
                                                ------------
NET ASSETS-100.0%                               $219,272,729
                                                ============

+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.
* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

                                          FOUNDERS MONEY MARKET FUND (UNAUDITED)

PRINCIPAL AMOUNT                              AMORTIZED COST
------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-90.3%
AGRICULTURE-3.4%
$3,100,000 Pioneer Hi-Bred International, 4.98%
           07/12/99                               $3,095,283
                                                  ----------
CAPTIVE FINANCE AUTOMOTIVE-6.6%
3,000,000 Ford Motor Credit Company 5.12%
          08/05/99                                 2,985,067
3,000,000 Toyota Motor Credit Corporation 4.78%
          07/02/99                                 2,999,602
                                                  ----------
                                                   5,984,669
                                                  ----------
CHEMICALS-9.2%
 4,300,000 Akzo Nobel, Inc. 4.80% 08/03/99         4,281,080
 4,000,000 PPG Industries Inc. 5.75% 07/01/99      4,000,000
                                                  ----------
                                                   8,281,080
                                                  ----------
CONSUMER PRODUCTS-5.3%
4,800,000 Hasbro, Inc. 4.80% 07/09/99              4,794,880
                                                  ----------

PRINCIPAL AMOUNT                              AMORTIZED COST
------------------------------------------------------------
CAPTIVE FINANCE DIVERSIFIED-1.3%
$1,200,000 General Electric Capital Corporation
           4.92% 01/24/00                         $1,166,052
                                                  ----------
FINANCIAL SERVICES-7.0%
2,300,000 Merrill Lynch and Company, Inc. 4.86%
          07/08/99                                 2,297,827
4,000,000 Morgan Stanley Dean Witter 5.00%
          07/02/99                                 3,999,444
                                                  ----------
                                                   6,297,271
                                                  ----------
FOOD & BEVERAGE-10.9%
1,700,000 Archer Daniels Midland Company 4.88%
          07/13/99                                 1,697,235
3,000,000 California Almond Growers Exchange
          4.95% 7/16/99                            2,993,813
1,000,000 Campbell's Soup Company 5.00%
          07/27/99                                   996,389
4,100,000 Kellogg Company 4.81% 07/07/99           4,096,713
                                                  ----------
                                                   9,784,150
                                                  ----------
INSURANCE-3.3%
3,000,000 American General Corporation 5.01%
          07/26/99                                 2,989,563
                                                  ----------

SEE NOTES TO FINANCIAL STATEMENTS.

FOUNDERS MONEY MARKET FUND                              STATEMENT OF INVESTMENTS
                                                                   JUNE 30, 1999
                                                                     (UNAUDITED)
                                                                     (CONTINUED)

PRINCIPAL AMOUNT                             AMORTIZED COST
-----------------------------------------------------------
CAPTIVE FINANCE INSURANCE-9.0%
$4,000,000 Prudential Funding 5.10% 07/02/99    $ 3,999,433
 4,200,000 Transamerica Finance Corporation
           4.92% 11/03/99                         4,128,250
                                                -----------
                                                  8,127,683
                                                -----------
INVESTMENT COMPANIES-2.1%
 1,900,000 Ciesco LP 4.87% 07/15/99               1,896,402
                                                -----------
OIL & GAS-4.5%
 4,100,000 Consolidated Natural Gas Company
           5.05% 07/30/99                         4,083,321
                                                -----------
RETAIL-4.6%
 4,100,000 Wal-Mart Stores, Inc. 5.50% 07/01/99   4,100,000
                                                -----------
TELECOMMUNICATION SERVICES-11.2%
 2,700,000 AT&T Corporation 5.08% 07/06/99        2,698,095
 4,500,000 Ameritech Corporation 4.84% 07/06/99   4,496,975
 2,900,000 Bellsouth Telecommunications, Inc.
           4.93% 07/13/99                         2,895,234
                                                -----------
                                                 10,090,304
                                                -----------
TRANSPORTATION-4.9%
 4,400,000 United Parcel Service of America,
           Inc. 4.74% 07/01/99                    4,400,000
                                                -----------

PRINCIPAL AMOUNT                             AMORTIZED COST
-----------------------------------------------------------
UTILITIES-4.4%
$4,000,000 Potomac Electric Power Company 5.08%
           07/01/99                              $4,000,000
                                                -----------
CAPTIVE FINANCE UTILITIES-2.6%
 2,300,000 Progress Capital Holdings, Inc. 4.94%
           07/08/99                               2,297,791
                                                -----------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-
$81,388,449)                                     81,388,449
                                                -----------

U.S. AGENCIES-8.3%
 3,400,000 Federal Home Loan Bank Discount Note
           4.70% 02/11/00                         3,300,125
 4,200,000 FHLMC Discount Note 4.97% 09/02/99     4,163,470
                                                -----------
TOTAL U.S. AGENCIES
(AMORTIZED COST-$7,463,595)                       7,463,595
                                                -----------
TOTAL INVESTMENTS-98.6%
(AMORTIZED COST-
$88,852,044)                                     88,852,044
OTHER ASSETS &
LIABILITIES-1.4%                                  1,301,998
                                                -----------
NET ASSETS-100.0%                               $90,154,042
                                                ===========

SEE NOTES TO FINANCIAL STATEMENTS.

                                                          FOUNDERS PASSPORT FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 6/30/99*

                                                           Since Inception
          1 Year                  5 Years                     (11/16/93)
          ------                  -------                  ---------------
           0.02%                   12.73%                       10.60%

              *PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT

                    FOUNDERS          MSCI             CONSUMER
                    PASSPORT          WORLD             PRICE
                     FUND          EX U.S. INDEX*       INDEX
                   ---------       -------------      -----------
   11/93....       $  10,000       $     10,000      $    10,000
   06/94....       $   9,670       $     11,574      $    10,137
   06/95....       $  10,581       $     11,837      $    10,445
   06/96....       $  13,657       $     13,417      $    10,733
   06/97....       $  15,204       $     15,232      $    10,979
   06/98....       $  17,602       $     16,191      $    11,164
   06/99....       $  17,606       $     17,384      $    11,384

                * PERFORMANCE SHOWN IS FROM 11/30/93 - 06/30/99.
--------------------------------------------------------------------------------



   MANAGEMENT OVERVIEW

                     A DISCUSSION WITH
                     NEW PORTFOLIO MANAGER
                     TRACY STOUFFER

HOW DID THE FUND PERFORM IN THE FIRST HALF OF 1999?
Under the Fund's prior portfolio manager, Founders Passport Fund returned 9.31% for the six months ended June 30, 1999. This performance was well ahead of the 4.51% return posted by the Morgan Stanley Capital International (MSCI) World ex U.S. Index, its benchmark, for the same period.

  As a reward for its history of strong past performance, the Fund has been given a **** overall rating by Morningstar, with **** for its five-year performance and *** for the three-year period ended June 30, 1999, among 489 and 987 international equity funds, respectively.*

* Morningstar proprietary ratings reflect risk-adjusted performance through 6/30/99. The top 10% of the funds in an investment category receive five stars, the next 22.5% receive four stars, and the next 35% receive three stars. Subject to change every month, a fund's rating is based on its three-, five-, and (when available) 10-year average annual total returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns.

WHAT FACTORS IMPACTED PASSPORT'S PERFORMANCE OVER THE PAST SIX MONTHS? Throughout the half, the Fund maintained a strong weighting in Europe and the United Kingdom (which has a particularly broad small-capitalization marketplace). In the early part of the year, telecommunications and technology stocks flourished there, but weakness in the Euro (affected partially by the Kosovo crisis) had depressed European markets and hindered Fund performance.

                                 TOP 10 HOLDINGS
               --------------------------------------------------
                1. PizzaExpress PLC                         3.70%
                2. Porsche AG non-vtg Pfd.                  3.52%
                3. Altran Technologies SA                   3.19%
                4. Nippon System Development Company        3.06%
                5. Ryanair Holdings PLC Sponsored ADR       2.92%
                6. Flextech PLC                             2.79%
                7. MLP Pfd.                                 2.77%
                8. Cinar Corporation Class B Sponsored ADR  2.75%
                9. Psion PLC                                2.68%
               10. Fuji Soft ABC, Inc.                      2.64%

                    PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.
               --------------------------------------------------

  The Fund was substantially underweight in Japanese stocks--which had a strong first half--relative to its MSCI World ex U.S. Index, and this hurt the Fund relative to its peers. As many more promising investment opportunities emerge from Japan, we have been steadily increasing our position there.

WHAT INVESTMENT TRENDS ARE YOU SEEING OUTSIDE THE UNITED STATES?
Certain recurring investment themes have emerged out of our fundamental research process, allowing us to take advantage of attractive market dynamics. For instance, the Internet is a strong theme throughout the portfolio, as it is allowing companies to do business globally without having to create a costly infrastructure.

                              PORTFOLIO AT A GLANCE
                    -----------------------------------------
                    TOTAL ASSETS: $116.8 million
                    NAV ON 6/30/99: $16.32
                    SIX-MONTH TOTAL RETURN: 9.31%
                    NET EXPENSE RATIO (AS OF 12/31/98): 1.52%
                    INCEPTION DATE: 11/16/93
                    -----------------------------------------

  We see outsourcing as another strong worldwide trend, as companies focus more sharply on their core competencies and begin to outsource operational and developmental activities. Other themes are arising in emerging markets, such as companies benefiting from reflation, deleveraging, and restructuring. Companies that are beneficiaries of infrastructure development, consumer spending, or industry deregulation can be attractive investment candidates.

Investments in foreign securities may entail unique risks, including political, market, and currency risks. There are risks associated with small-cap investing such as limited product lines and small market share.

  We also participate in companies that we believe will benefit from demographic shifts across the world. As the population ages, retirees begin to take more advantage of leisure activities, and this area has presented promising investment opportunities.

WHAT DO YOU SEE AHEAD FOR THE FUND?

While many global

                 -----------------------------------------------
                              PORTFOLIO COMPOSITION

                           United Kingdom.......     20.1%
                           Other Countries......     15.8%
                           Germany..............     13.8%
                           Japan................      9.6%
                           Netherlands..........      7.1%
                           Cash & Equivalents...      7.0%
                           Italy................      6.6%
                           France...............      5.2%
                           Canada...............      4.6%
                           Ireland..............      4.1%
                           Switzerland..........      3.1%
                           Finland..............      3.0%

                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
                -------------------------------------------------

markets are more entrepreneurial than in the past, we find certain countries and markets such as Sweden, Finland, the United Kingdom to be more structurally suited to growing small companies or funding start-ups. The international small-cap universe is becoming more liquid as countries are opening new stock markets that offer more funding and venture capitalism.

  We're more positive on the small-company environment in Asia and have been steadily increasing the Fund's weight in Japan and adding investments from South Korea, Singapore, Hong Kong, China and Indonesia. We're also increasing the Fund's exposure to commodity markets such as Australia, Canada, and South Africa.





/s/TRACY STOUFFER
Tracy Stouffer, CFA
Portfolio Manager

Ms. Stouffer assumed portfolio management responsibilities for Founders Passport Fund on July 26, 1999.

FOUNDERS PASSPORT FUND

SHARES                                         MARKET VALUE
-----------------------------------------------------------
PREFERRED STOCKS (FOREIGN)-6.3%

AUTOMOTIVE-3.5%
    1,750 Porsche AG non-voting preferred (GE)  $ 4,114,675
                                                -----------
FINANCIAL SERVICES-2.8%
    6,800 Marschollek, Lautenschlaeger
          und Partner AG non-voting
          preferred (MLP preferred)
          (GE)                                    3,239,661
                                                -----------
TOTAL PREFERRED STOCKS
(FOREIGN)
(COST-$2,647,908)                                 7,354,336
                                                -----------
COMMON STOCKS (FOREIGN)-86.4%
AGRICULTURE-1.7%
   57,275 Nutreco Holding NV (NE)                 2,031,536
                                                -----------
AIRLINES-2.9%
   64,600 Ryanair Holdings PLC Sponsored ADR
          (IE)*                                   3,407,650
                                                -----------
AUTO PARTS & EQUIPMENT-0.6%
   55,085 Haldex AB (SW)                            719,201
                                                -----------
BUILDING MATERIALS-1.4%
   46,825 Hunter Douglas NV (NE)                  1,607,995
                                                -----------
BUSINESS SERVICES-7.8%
   14.125 Altran Technologies SA (FR)             3,728,268
  199,775 Select Appointments Holdings PLC
          (UK)*                                   2,383,822
   91,525 Semcon AB (SW)                            818,178
   30,600 Sixt AG (GE)                            2,139,178
                                                -----------
                                                  9,069,446
                                                -----------

SHARES                                         MARKET VALUE
-----------------------------------------------------------
COMPUTER EQUIPMENT-3.8%
    8,925 Logitech International SA (SZ)*       $ 1,291,754
  241,900 Psion PLC (UK)                          3,126,702
                                                -----------
                                                  4,418,456
                                                -----------
COMPUTER SOFTWARE/SERVICES-10.8%
   25,000 BackWeb Technologies Limited (IS)*        678,125
   29,525 Dassault Systemes SA (FR)                 975,576
   70,575 Eidos PLC Sponsored
          ADR (UK)*                               2,311,331
   10,000 FortuneCity. com,
          Inc. (GE)*                                191,812
   51,800 Fuji Soft ABC, Inc. (JA)                3,081,344
    6,050 IXOS Software AG (GE)*                  1,035,681
   60,000 Nippon System Development Company
          (JA)                                    3,569,024
1,291,350 Scoot.com PLC (UK)*                       768,418
                                                -----------
                                                 12,611,311
                                                -----------
CONSTRUCTION-1.4%
   40,725 IHC Caland NV (NE)                      1,595,906
                                                -----------
CONSUMER PRODUCTS-5.0%
   77,075 Dorel Industries, Inc.
          Class B (CA)*                           1,669,140
  116,125 Ducati Motor Holdings
          SPA (IT)*                                 304,174
   11,000 Fancl Corporation (JA)                  1,999,363
   73,700 Industrie Natuzzi SPA Sponsored ADR
          (IT)                                    1,432,545
    8,250 Royal Canin SA (FR)                       476,337
                                                -----------
                                                  5,881,559
                                                -----------

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1999 (UNAUDITED)

SHARES                                        MARKET VALUE
----------------------------------------------------------
ELECTRONICS-4.5%
      485 Kudelski SA (SZ)*                     $1,731,474
  543,000 Natsteel Electronics
          Limited (SG)                           2,376,123
    9,450 Singulus Technologies
          AG (GE)*                               1,125,580
                                                ----------
                                                 5,233,177
                                                ----------
ENVIRONMENTAL SERVICES-1.9%
   58,725 Tomra Systems ASA (NW)                 2,208,099
                                                ----------
FOOD & BEVERAGE-4.9%
   37,800 Baron de Ley SA (SP)*                  1,301,970
   50,819 Chipita International SA (GR)          1,326,613
   25,480 Ordina Beheer NV (NE)*                   735,733
  253,400 Raisio Group PLC Class V (FI)          2,351,861
                                                ----------
                                                 5,716,177
                                                ----------
HEALTHCARE SERVICES-1.5%
   56,825 ICON PLC Sponsored
          ADR (UK)*                              1,108,088
    5,900 Rhoen-Klinikum AG (GE)                   587,140
                                                ----------
                                                 1,695,228
                                                ----------
LEISURE & ENTERTAINMENT-2.4%
2,501,285 Grupo Posadas SA
          Class A (MX)*                          1,731,469
   16,087 KTM Motorradholding
          AG (AT)                                1,074,691
                                                ----------
                                                 2,806,160
                                                ----------
MACHINERY-1.0%
   33,825 KCI Konecranes International
          PLC (FI)                               1,161,917
                                                ----------
MANUFACTURING-2.0%
   26,600 Vestas Wind Systems
          AS (DE)*+                              2,348,583
                                                ----------

SHARES                                        MARKET VALUE
----------------------------------------------------------
MEDICAL SUPPLIES & EQUIPMENT-0.7%
   50,750 Ortivus AB Class B (SW)*              $  280,562
      425 Phonak Holing AG (SZ)                    568,635
                                                ----------
                                                   849,197
                                                ----------
OIL SERVICES-1.4%
   19,625 Coflexip SA Sponsored
          ADR (FR)                                 858,594
   70,500 Stolt Comex Seaway SA Sponsored
          ADR (UK)*                                762,281
                                                ----------
                                                 1,620,875
                                                ----------
PAPER & FOREST PRODUCTS-1.1%
   57,875 Aracruz Celulose SA Sponsored
          ADR (BR)                               1,273,250
                                                ----------
PHARMACEUTICALS-1.5%
   38,450 Schwarz Pharma AG (GE)                 1,776,106
                                                ----------
PUBLISHING & BROADCASTING-11.1%
  139,025 Capital Radio PLC (UK)                 1,840,624
  131,850 Cinar Corporation Class B
          Sponsored ADR (CA)*                    3,213,844
   66,725 Class Editori SPA (IT)                   533,217
  200,625 Flextech PLC (UK)*                     3,257,719
  167,025 Gruppo Editoriale
          L'Espresso (IT)                        2,704,231
    6,600 Primacom AG (GE)*                        299,474
   15,825 United International Holdings,
          Inc. (NE)*                             1,070,166
                                                ----------
                                                12,919,275
                                                ----------
RESTAURANTS-7.5%
  416,675 J D Wetherspoon PLC (UK)               1,937,565
    7,400 Grand Krasnapolsky Hotel NV (NE)         495,648
  301,550 PizzaExpress PLC (UK)                  4,325,512
  338,460 TelePizza SA (SP)*                     2,011,003
                                                ----------
                                                 8,769,728
                                                ----------

+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
  RESTRICTED FOR RESALE.

FOUNDERS PASSPORT FUND                                  STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1999 (UNAUDITED)
                                                                     (CONTINUED)

SHARES                                          MARKET VALUE
------------------------------------------------------------
RETAIL-6.7%
    25,290 Beter Bed Holding
           NV (NE)                               $   730,246
   394,850 Bulgari SPA (IT)                        2,654,763
    33,800 Douglas Holding
           AG (GE)                                 1,516,241
    16,525 Narvesen ASA (NW)                         384,087
    10,000 Ryohin Keikaku
           Company Limited (JA)                    2,515,776
                                                 -----------
                                                   7,801,113
                                                 -----------
TELECOMMUNICATION SERVICES-1.1%
    30,775 Esat Telecom Group PLC
           Sponsored ADR (IE)*                     1,338,713
                                                 -----------
TELECOMMUNICATIONS EQUIPMENT-1.7%
   131,100 Filtronic PLC (UK)                      1,549,890
    22,000 Research in Motion Limited
           Sponsorship ADR (CA)*                     439,198
                                                 -----------
                                                   1,989,088
                                                 -----------

SHARES                                          MARKET VALUE
------------------------------------------------------------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$70,245,050)                              $100,849,746
                                                ------------

PRINCIPAL VALUE                               AMORTIZED COST
------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-5.6%
$3,000,000 Ford Motor Credit
           Company 5.32% 07/02/99               $  2,999,557
 3,600,000 Wal-Mart Stores, Inc.
           5.50% 07/01/99                          3,600,000
                                                ------------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$6,599,557)                        6,599,557
                                                ------------
TOTAL INVESTMENTS-98.3%
(COST-$79,492,515)                               114,803,639

OTHER ASSETS & LIABILITIES-1.7%                    1,979,101
                                                ------------
NET ASSETS-100.0%                               $116,782,740
                                                ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

                                                  FOUNDERS WORLDWIDE GROWTH FUND

                     AVERAGE ANNUAL TOTAL RETURN [BAR GRAPH]
                                 AS OF 6/30/99*

                                                           Since Inception
          1 Year                  5 Years                     (12/31/89)
          ------                  -------                  ---------------
           0.76%                   13.06%                       13.28%

             * PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                          GROWTH OF $10,000 INVESTMENT

                   FOUNDERS         MSCI           LIPPER          CONSUMER
                  WORLDWIDE         WORLD          GLOBAL           PRICE
                 GROWTH FUND        INDEX        FUND INDEX         INDEX
                 -----------      ---------      -----------      ----------
     12/89....    $  10,000       $  10,000      $    10,000      $   10,000
     06/90....    $  11,050       $   9,256      $    10,316      $   10,284
     06/91....    $  11,797       $   8,803      $     9,733      $   10,759
     06/92....    $  14,089       $   9,175      $    11,033      $   11,091
     06/93....    $  15,081       $  10,712      $    12,108      $   11,424
     06/94....    $  17,700       $  11,808      $    14,032      $   11,708
     06/95....    $  20,742       $  13,069      $    15,230      $   12,064
     06/96....    $  24,921       $  15,479      $    17,862      $   12,397
     06/97....    $  28,225       $  18,927      $    21,532      $   12,681
     06/98....    $  32,449       $  22,150      $    24,661      $   12,895
     06/99....    $  23,340       $  25,620      $    27,009      $   13,148

--------------------------------------------------------------------------------



   MANAGEMENT OVERVIEW

               A DISCUSSION WITH THE NEW PORTFOLIO MANAGEMENT TEAM

TOM ARRINGTON      SCOTT CHAPMAN      DOUG LOEFFLER


HOW DID WORLDWIDE GROWTH PERFORM DURING THE FIRST HALF?
The Fund posted a 5.80% return for the six-month period ended June 30, 1999 under its prior manager. This trailed the performance of its benchmark, the Morgan Stanley Capital International World Index, which appreciated 8.51% for the same period.

  Worldwide Growth Fund's long-term performance resulted in it receiving a **** overall rating from Morningstar, with **** for the five-year period and *** for the three-year period ended June 30, 1999, among 498 and 987 international equity funds, respectively.*

* Morningstar proprietary ratings reflect risk-adjusted performance through 6/30/99. The top 10% of the funds in an investment category receive five stars, the next 22.5% receive four stars, and the next 35% receive three stars. Subject to change every month, a fund's rating is based on its three-, five-, and (when available) 10-year average annual total returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns.
  The MSCI World Index is an arithmetical average of the performance of 1,472 securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand, and the Far East.

WHAT MARKET FACTORS MOST IMPACTED THE FUND'S PERFORMANCE DURING THE HALF? Early in the first quarter, the Fund's performance was boosted by the strong showing of European telecommunication stocks and technology companies. We continue to find many of our most promising opportunities in Europe, and the

                                 TOP 10 HOLDINGS
                  --------------------------------------------
                   1. Konami Company Ltd.                3.68%
                   2. Takefuji Corporation               3.39%
                   3. Clear Channel Communication, Inc.  3.18%
                   4. Mannesmann AG                      2.71%
                   5. MCI WorldCom, Inc.                 2.57%
                   6. Kao Corporation                    2.53%
                   7. Pearson PLC                        2.46%
                   8. MLP Pfd.                           2.42%
                   9. Compass Group PLC                  2.27%
                  10. Danone                             2.22%

                    PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.
                  --------------------------------------------

Fund was overweight in the region relative to its benchmark index. As the half progressed, however, these markets began to slow amid concerns about Kosovo and weakness in the Euro, and our overweighting put a slight drag on the Fund's performance.

  Similarly, the Fund benefited early from strong Japanese holdings--the Fund was overweight versus its benchmark in Japan for the first time in quite a while. We are not convinced that all of Japan's economic troubles are behind them, but we have been finding more and more Japanese companies that have been able to post growth in earnings, either through exports, exposure to interesting niches, or corporate restructuring. However, broad international market weakness later in the second quarter coupled with a slide in the Yen made the last several weeks of the half more difficult.

                              PORTFOLIO AT A GLANCE
                    -----------------------------------------
                    TOTAL ASSETS: $248.9 million
                    NAV ON 6/30/99: $23.34
                    SIX-MONTH TOTAL RETURN: 5.80%
                    NET EXPENSE RATIO (AS OF 12/31/98): 1.47%
                    INCEPTION DATE: 12/31/89
                    -----------------------------------------

  Finally, the Fund has long been underweight in the U.S. relative to its benchmark index, as we have been finding more growth opportunities at more attractive

  Investments in foreign securities may entail unique risks, including political, market, and currency risks.

valuations outside America's borders (though the U.S. remains our largest regional exposure). Because of this fact, Worldwide Growth was not able to take as great advantage of local strength as would a fully domestic equity fund. That notwithstanding, we have been extremely pleased with the U.S. holdings in Worldwide Growth's portfolio.

                 -----------------------------------------------
                              PORTFOLIO COMPOSITION

                           United States........     22.0%
                           United Kingdom.......     15.9%
                           Japan................     15.2%
                           Germany..............     10.2%
                           Other Countries......      9.0%
                           Netherlands..........      6.9%
                           France...............      6.0%
                           Italy................      4.3%
                           Canada...............      3.4%
                           Cash & Equivalents...      3.2%
                           Finland..............      2.1%
                           Switzerland..........      1.8%

                   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.
                -------------------------------------------------

WHAT WERE THE FUND'S MAJOR INVESTMENT SUCCESSES OF THE PAST SIX MONTHS?
One firm that has performed admirably is LADBROKE, a British firm that is one of the world's leading operators of hotels and casinos. The company owns and manages the Hilton brand outside of the U.S., and recently announced an agreement to purchase another U.K. hotel chain, improving its position at home. Last year's earnings were in the vicinity of 20%.

  Domestically, we've been pleased with the progress of INTIMATE BRANDS, which manages two well-known and rapidly growing brands, Victoria's Secret and Bath & Body Works. Moreover, the company is making a play for the growing yet highly fragmented home fragrance business through the recent creation of the White Barn Candle Company, which is already larger than its next-closest competitor.

WHAT DO YOU SEE AHEAD FOR WORLDWIDE GROWTH?
Despite the slowdown of the past few months, we're optimistic about the future. Europe remains in a very positive economic environment, and we have found many more growing companies at more reasonable prices there than anywhere else. We hope to see Asian economies continue to improve, and we're very pleased about the prospects of our domestic holdings. Whatever the prevailing economic atmosphere, our bottom-up, growth-oriented philosophy may be the key to finding the best companies the world has to offer.

This team assumed portfolio management responsibility for Founders Worldwide Growth Fund on July 26, 1999.

FOUNDERS WORLDWIDE GROWTH FUND

SHARES                                          MARKET VALUE
------------------------------------------------------------
PREFERRED STOCKS (FOREIGN)-3.9%
Financial Services-2.4%
   12,625 Marschollek, Lautenschlaeger
          und Partner AG non-voting
          preferred (MLP preferred) (GE)        $ 6,014,812
                                                -----------
PUBLISHING & BROADCASTING-1.5%
   79,700 ProSieben Media AG preferred (GE)+      3,616,376
                                                -----------
TOTAL PREFERRED STOCKS (FOREIGN)
(Cost-$4,787,451)                                 9,631,188
                                                -----------
COMMON STOCKS (DOMESTIC)-21.9%
APPAREL-1.6%
  118,175 Jones Apparel Group, Inc.*              4,054,880
                                                -----------
AUTOMOTIVE-0.5%
   21,000 General Motors Corporation Class H*     1,181,250
                                                -----------
BANKING-1.7%
   87,000 Citigroup, Inc.                         4,132,500
                                                -----------
COMPUTER SOFTWARE/SERVICES-0.8%
   75,600 CheckFree Holdings Corporation*         2,079,000
                                                -----------
ELECTRONICS-1.9%
   76,550 Emerson Electric Company                4,813,081
                                                -----------
FOOD & BEVERAGE-1.0%
   67,100 PepsiCo, Inc.                           2,595,931
                                                -----------

SHARES                                          MARKET VALUE
------------------------------------------------------------
HEALTHCARE SERVICES-1.3%
   27,300 Biogen, Inc.*                         $ 1,755,731
  100,000 HEALTHSOUTH Corporation*                1,493,750
                                                -----------
                                                  3,249,481
                                                -----------
OIL SERVICES-0.3%
   20,000 Baker Hughes, Inc.                        670,000
                                                -----------
PHARMACEUTICALS-1.5%
   21,500 Pfizer, Inc.                            2,359,625
   20,000 Warner-Lambert Company                  1,387,500
                                                -----------
                                                  3,747,125
                                                -----------
PUBLISHING & BROADCASTING-4.5%
  114,776 Clear Channel Communications, Inc.*     7,912,371
   44,000 Time Warner, Inc.                       3,234,000
                                                -----------
                                                 11,146,371
                                                -----------
RETAIL-2.5%
  159,200 Guitar Center, Inc.*                    1,661,650
   94,500 Intimate Brands, Inc. Class A           4,476,938
                                                -----------
                                                  6,138,588
                                                -----------
TELECOMMUNICATION SERVICES-2.6%
   74,475 MCI WorldCom, Inc.*                     6,404,850
                                                -----------
TRANSPORTATION-1.7%
   79,300 FDX Corporation*                        4,302,025
                                                -----------
TOTAL COMMON STOCKS
(DOMESTIC)
(COST-$40,041,731)                               54,515,082
                                                -----------

+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED RESTRICTED
  FOR RESALE.
* NON-INCOME PRODUCING.
  SEE NOTES TO FINANCIAL STATEMENTS.

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1999 (UNAUDITED)

SHARES                                          MARKET VALUE
------------------------------------------------------------
COMMON STOCKS (FOREIGN)-70.7%
AIRLINES-1.5%
  203,600 Deutsche Lufthansa
          AG (GE)                               $ 3,691,096
                                                -----------
AUTOMOTIVE-0.5%
   12,626 DaimlerChrysler AG Sponsored ADR (GE)   1,122,136
                                                -----------
BANKING-4.6%
  194,000 Allied Irish Banks PLC (IE)             2,568,726
2,498,775 Banca di Roma (IT)                      3,594,711
  915,000 Merita PLC (FI)                         5,199,185
                                                -----------
                                                 11,362,622
                                                -----------
BUSINESS SERVICES-3.5%
  570,075 Compass Group PLC (UK)                  5,652,225
  375,000 WPP Group PLC (UK)                      3,171,110
                                                -----------
                                                  8,823,335
                                                -----------
COMPUTER SOFTWARE/SERVICES-6.6%
   48,000 Business Objects SA Sponsored ADR
          (FR)*                                   1,752,000
   26,000 Cap Gemini SA (FR)                      4,085,948
  222,000 Konami Company
          Limited (JA)                            9,170,150
   40,000 Lernout & Hauspie Speech Products NV
          Sponsored ADR (BE)*                     1,412,500
                                                -----------
                                                 16,420,598
                                                -----------

SHARES                                          MARKET VALUE
------------------------------------------------------------
CONSTRUCTION-1.6%
   93,825 Brisa-Auto Estradas de Portugal SA
          (PO)                                  $ 3,870,269
                                                -----------
CONSUMER PRODUCTS-5.4%
   36,800 Austria Tabak AG (AT)                   2,143,895
   76,650 Benckiser NV Class B (NE)               4,090,582
   52,250 Industrie Natuzzi SPA Sponsored ADR
          (IT)                                    1,015,609
  224,000 Kao Corporation (JA)                    6,292,022
                                                -----------
                                                 13,542,108
                                                -----------
ELECTRONICS-2.8%
   36,000 Sony Corporation (JA)                   3,881,327
   34,000 TDK Corporation (JA)                    3,109,648
                                                -----------
                                                  6,990,975
                                                -----------
ENVIRONMENTAL SERVICES-0.3%
   10,000 Vivendi (FR)                              810,044
                                                -----------
FINANCIAL SERVICES-5.5%
   97,000 ING Groep NV (NE)                       5,251,624
   81,600 Takefuji Corporation (JA)               8,433,267
                                                -----------
                                                 13,684,891
                                                -----------

FOUNDERS WORLDWIDE GROWTH FUND

SHARES                                          MARKET VALUE
------------------------------------------------------------
FOOD & BEVERAGE-2.2%
      925 CSM NV (NE)                           $    46,980
   21,450 Danone (FR)                             5,526,702
                                                -----------
                                                  5,573,682
                                                -----------
HEALTHCARE SERVICES-0.5%
   67,500 Fresenius Medical Care AG Sponsored
          ADR (GE)                                1,354,219
                                                -----------
INSURANCE-1.3%
  370,318 Royal & Sun Alliance Insurance Group
          PLC (UK)                                3,321,421
                                                -----------
LEISURE & ENTERTAINMENT-2.1%
1,286,225 Hilton Group PLC (UK)                   5,099,079
                                                -----------
MACHINERY-2.7%
   45,250 Mannesmann AG (GE)                      6,751,956
                                                -----------
OIL & GAS-1.3%
   70,300 Shell Transport & Trading Company
          Sponsored ADR (UK)                      3,260,163
                                                -----------
PHARMACEUTICALS-1.4%
   60,000 Schwarz Pharma AG (GE)                  2,770,967
   16,000 Teva Pharmaceutical Industries
          Limited Sponsored ADR (IS)                788,000
                                                -----------
                                                  3,558,967
                                                -----------


SHARES                                          MARKET VALUE
------------------------------------------------------------
PUBLISHING & BROADCASTING-8.2%
  116,000 Arnoldo Mondadori Editore SPA (IT)    $ 2,009,694
    9,275 Canal Plus (FR)                         2,601,028
  301,550 Pearson PLC (UK)                        6,127,017
  102,775 Telefonica Publicidad e
          Informacion SA (SP)*+                   2,050,837
   50,600 United Pan-Europe
          Communications NV (NE)*                 2,744,725
  125,000 VNU NV (NE)                             4,993,925
                                                -----------
                                                 20,527,226
                                                -----------
RETAIL-2.9%
  165,075 Dixons Group PLC (UK)                   3,083,447
  129,200 Next PLC (UK)                           1,568,770
  106,750 Superdiplo SA (SP)*                     2,366,840
                                                -----------
                                                  7,019,057
                                                -----------
SEMICONDUCTORS & EQUIPMENT-1.0%
   75,000 Taiwan Semiconductor
          Manufacturing Company
          Limited Sponsored
          ADR (TW)*                               2,550,000
                                                -----------

                                                        STATEMENT OF INVESTMENTS
                                                       JUNE 30, 1999 (UNAUDITED)
                                                                     (CONTINUED)

SHARES                                          MARKET VALUE
------------------------------------------------------------
TELECOMMUNICATION SERVICES-13.7%
    84,975 AT&T Canada,
           Inc.* (CA)                            $ 5,417,156
    37,500 Global TeleSystems Group, Inc.
           Sponsored ADR (RU)*                     3,035,156
    30,780 Korea Telecom Corporation* Sponsored
           ADR (JA)                                1,231,200
   105,000 Le Groupe Videotron LTEE (CA)           1,667,230
        64 NTT Mobile Communications Network,
           Inc. (JA)                                 867,063
       256 NTT Mobile Communications Network,
           Inc. Bonus (JA)                         3,426,413
    10,500 Orange PLC (UK)*                          153,925
    12,000 Swisscom AG (SZ)                        4,514,782
   393,000 Telecom Italia SPA (IT)*                4,085,222
    34,200 Telefonos de Mexico SA Sponsored ADR
           (MX)                                    2,763,788
    81,000 Telesystem International Wireless,
           Inc. (CA)*                              1,464,020
    71,000 Telewest Communications PLC Sponsored
           ADR (UK)*                               3,177,250
    11,600 Vodafone AirTouch PLC
           Sponsored ADR (UK)                      2,285,200
                                                 -----------
                                                  34,088,405
                                                 -----------

SHARES                                          MARKET VALUE
------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-1.1%
       185 Japan Telecom Company Limited (JA)     $2,628,966
                                                 -----------
TOTAL COMMON STOCKS
(FOREIGN)
(COST-$132,303,959)                              176,051,215
                                                 -----------

PRINCIPAL AMOUNT                               AMORTIZED COST
-------------------------------------------------------------
CORPORATE SHORT-TERM NOTES-3.6%
$8,900,000 Wal-Mart Stores, Inc.
           5.50% 07/01/99                          $8,900,000
                                                 ------------
TOTAL CORPORATE
SHORT-TERM NOTES
(AMORTIZED COST-$8,900,000)                         8,900,000
                                                 ------------
TOTAL INVESTMENTS-100.1%
(COST-$186,033,141)                               249,097,485

OTHER ASSETS & LIABILITIES-(0.1%)
                                                     (160,479)
                                                 ------------
NET ASSETS-100.0%                                $248,937,006
                                                 ============

* NON-INCOME PRODUCING.
 SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

JUNE 30, 1999                              BALANCED     DISCOVERY      FRONTIER
(IN THOUSANDS)                               FUND         FUND           FUND
                                          ----------    ----------    ----------

ASSETS
Investment securities, at cost .......    $1,269,217    $  200,830    $  108,435
Investment securities, at market .....     1,306,850       284,737       149,172
Cash .................................         3,653         2,116           430
Foreign currency, at cost ............             0             0             0
Foreign currency, at market ..........             0             0             0
Receivables:
  Investment securities sold .........         7,973         7,509         1,671
  Capital shares sold ................         1,837         4,083           374
  Dividends and interest .............         8,554             5             4
  From adviser .......................             0             0             0
Other assets .........................             0             0             0
                                          ----------    ----------    ----------
    Total Assets .....................     1,328,867       298,450       151,651
                                          ----------    ----------    ----------

LIABILITIES
Payables:
  Investment securities purchased ....         4,885         9,369         2,606
  Capital shares redeemed ............        35,487           555            80
  Advisory fees ......................           602           210           113
  Shareholder servicing fees .........            15            20            19
  Accounting fees ....................            25             5             2
  Distribution fees ..................           583            77            37
  Other ..............................           229            29             0
  Dividends ..........................             0             0             0
                                          ----------    ----------    ----------
    Total Liabilities ................        41,826        10,265         2,857
                                          ----------    ----------    ----------

Net Assets ...........................    $1,287,041    $  288,185    $  148,794
                                          ==========    ==========    ==========

Capital shares:
  Authorized (Par value $0.01 per
    share) ...........................       500,000       100,000       100,000
                                          ==========    ==========    ==========
  Outstanding ........................       105,763         9,354         5,150
                                          ==========    ==========    ==========

Net Asset Value, Offering and
  Redemption Price Per Share .........    $    12.17    $    30.81    $    28.89
                                          ==========    ==========    ==========

SEE NOTES TO FINANCIAL STATEMENTS.

                                    GOVERNMENT                GROWTH AND  INTERNATIONAL   MID-CAP     MONEY                WORLDWIDE
                                    SECURITIES     GROWTH       INCOME       EQUITY       GROWTH      MARKET     PASSPORT   GROWTH
                                       FUND         FUND         FUND         FUND         FUND        FUND        FUND      FUND
                                    ----------   ----------   ----------  -------------   --------  ----------   --------  ---------
ASSETS
Investment securities, at cost ..   $   15,975   $2,451,042   $  459,128  $      20,323   $178,964  $   88,852   $ 79,493  $ 186,033
Investment securities, at market        15,795    2,881,933      526,688         23,592    220,490      88,852    114,804    249,097
Cash ............................            5        5,212        1,011            100        483         102        306        748
Foreign currency, at cost .......            0            0            0            312          0           0         16      1,223
Foreign currency, at market .....            0            0            0            309          0           0         16      1,220
Receivables:
  Investment securities sold ....            0       32,122        4,135              0        870           0          0      2,513
  Capital shares sold ...........           81        6,130          119             17        438       1,875      2,513      1,679
  Dividends and interest ........          226        1,215          299             30         75           0        129        278
  From adviser ..................            0            0            0             11          0           0          0          0
Other assets ....................            0            0           10              0          0           0          0          1
                                    ----------   ----------   ----------  -------------   --------  ----------   --------  ---------
    Total Assets ................       16,107    2,926,612      532,262         24,059    222,356      90,829    117,768    255,536
                                    ----------   ----------   ----------  -------------   --------  ----------   --------  ---------

LIABILITIES
Payables:
  Investment securities purchased            0       94,996        8,224            292      1,029           0         53      6,024
  Capital shares redeemed .......          418        7,432          386              0      1,823         300        784        252
  Advisory fees .................            9        1,478          260             14        136          37         93        205
  Shareholder servicing fees ....            3           66           39              4         24          12          7         17
  Accounting fees ...............            0           52           10              0          4           2          2          5
  Distribution fees .............            2        1,165          130              6         55           0         31         83
  Other .........................            3           57           90              1         12           5         15         13
  Dividends .....................           62            0            0              0          0         319          0          0
                                    ----------   ----------   ----------  -------------   --------  ----------   --------  ---------
    Total Liabilities ...........          497      105,246        9,139            317      3,083         675        985      6,599
                                    ----------   ----------   ----------  -------------   --------  ----------   --------  ---------
Net Assets ......................   $   15,610   $2,821,366   $  523,123  $      23,742   $219,273  $   90,154   $116,783  $ 248,937
                                    ==========   ==========   ==========  =============   ========  ==========   ========  =========
Capital shares:
  Authorized (Par value $0.01 per
    share) ......................       20,000      400,000      400,000        100,000    180,000   1,000,000    100,000    100,000
                                    ==========   ==========   ==========  =============   ========  ==========   ========  =========
  Outstanding ...................        1,689      124,520       69,316          1,573     26,668      90,154      7,154     10,665
                                    ==========   ==========   ==========  =============   ========  ==========   ========  =========
Net Asset Value, Offering and
  Redemption Price Per Share ....   $     9.24   $    22.66   $     7.55  $       15.09   $   8.23  $     1.00   $  16.32  $   23.34
                                    ==========   ==========   ==========  =============   ========  ==========   ========  =========

STATEMENTS OF OPERATIONS (UNAUDITED)


FOR THE SIX MONTHS ENDED
JUNE 30, 1999
(IN THOUSANDS)

                                           BALANCED      DISCOVERY    FRONTIER
                                             FUND          FUND         FUND
                                          -----------    ---------    ---------
INVESTMENT INCOME:
Income:
  Dividends ...........................   $     7,181    $       6    $      93
  Interest ............................        15,750          451          260
  Foreign taxes withheld ..............          (282)           0          (11)
                                          -----------    ---------    ---------
    Total Investment Income ...........        22,649          457          342
                                          -----------    ---------    ---------
Expenses:
  Advisory fees .......................         3,661        1,163          697
  Shareholder servicing fees ..........            94          128          128
  Accounting fees .....................           155           27           16
  Distribution fees ...................         1,645          291          174
  Transfer agency expenses ............           359           47           42
  Registration fees ...................            77           21           12
  Postage and mailing expenses ........            50           27           19
  Custodian fees and expenses .........            58           12            8
  Printing expenses ...................            40           52           30
  Proxy expenses ......................            90           18           11
  Legal and audit fees ................            41            8            5
  Directors' fees and expenses ........            39            8            5
  Line of Credit expenses .............             0            8           11
  Other expenses ......................           161           48           38
                                          -----------    ---------    ---------
    Total Expenses ....................         6,470        1,858        1,196
    Earnings Credits ..................           (94)         (20)         (16)
    Reimbursed/Waived Expenses ........             0            0            0
                                          -----------    ---------    ---------
    Net Expenses ......................         6,376        1,838        1,180
                                          -----------    ---------    ---------
  Net Investment Income (Loss) ........        16,273       (1,381)        (838)
                                          -----------    ---------    ---------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
  Security Transactions:
  Proceeds from long-term securities
    sold ..............................     1,082,211      181,502      115,743
  Proceeds from long-term U.S.
    Government Obligations ............       336,344            0            0
  Cost of securities sold .............     1,355,693      145,650       90,266
                                          -----------    ---------    ---------
Net Realized Gain (Loss) from
  Security Transactions ...............        62,862       35,852       25,477
Net Realized Gain (Loss) from Foreign
  Currency Transactions ...............             0            0            0
Net Change in Unrealized
  Appreciation/Depreciation ...........       (65,932)      23,185       (8,890)
                                          -----------    ---------    ---------
    Net Realized and Unrealized Gain
    on Investments and Foreign
    Currency Transactions .............        (3,070)      59,037       16,587
                                          -----------    ---------    ---------
Net Increase (Decrease) in Net Assets
  Resulting from Operations ...........   $    13,203    $  57,656    $  15,749
                                          ===========    =========    =========
Purchases of long-term securities .....   $ 1,031,040    $ 163,121    $  95,293
                                          ===========    =========    =========
Purchases of long-term U.S.
  Government Obligations ..............   $   418,426    $       0    $       0
                                          ===========    =========    =========

SEE NOTES TO FINANCIAL STATEMENTS.

                                        GOVERNMENT               GROWTH AND  INTERNATIONAL   MID-CAP    MONEY             WORLDWIDE
                                        SECURITIES    GROWTH       INCOME       EQUITY       GROWTH     MARKET  PASSPORT   GROWTH
(IN THOUSANDS)                             FUND        FUND         FUND         FUND         FUND      FUND      FUND      FUND
                                        ----------  -----------  ----------  -------------  ---------  -------  --------  ---------
INVESTMENT INCOME:
Income:
  Dividends ..........................  $        0  $     6,963  $    2,253  $         262  $     146  $     0  $    623  $   2,286
  Interest ...........................         416        1,519         551             16        181    2,489       133        256
  Foreign taxes withheld .............           0          (34)        (36)           (20)        (2)       0       (93)      (229)
                                        ----------  -----------  ----------  -------------  ---------  -------  --------  ---------
    Total Investment Income ..........         416        8,448       2,768            258        325    2,489       663      2,313
                                        ----------  -----------  ----------  -------------  ---------  -------  --------  ---------
Expenses:
  Advisory fees ......................          48        8,706       1,609            105        837      252       584      1,283
  Shareholder servicing fees .........          15          400         247             21        161       81        44        108
  Accounting fees ....................           2          307          61              2         25       12        14         31
  Distribution fees ..................          19        3,258         647             26        267        0       146        324
  Transfer agency expenses ...........           5          348          80              7         53       25        16         44
  Registration fees ..................          11          257          38              9         17       33        13         16
  Postage and mailing expenses .......           1          209          28              1         24        6        19         10
  Custodian fees and expenses ........           2           92          55             21         18        5        47         59
  Printing expenses ..................           6          125          91              5         38       18        12         28
  Proxy expenses .....................           1          214          36              1         16        8        11         19
  Legal and audit fees ...............           1           48          29              0          3        6         5          9
  Directors' fees and expenses .......           1           89          18              1          8        3         4         31
  Line of Credit expenses ............           0            0           0              0          7        0         4          0
  Other expenses .....................           2          303          73              4         37       10        15         45
                                        ----------  -----------  ----------  -------------  ---------  -------  --------  ---------
    Total Expenses ...................         114       14,356       3,012            203      1,511      459       934      2,007
    Earnings Credits .................          (3)        (143)        (38)            (3)       (22)     (14)      (11)       (22)
    Reimbursed/Waived Expenses .......         (13)           0           0            (11)         0        0         0          0
                                        ----------  -----------  ----------  -------------  ---------  -------  --------  ---------
    Net Expenses .....................          98       14,213       2,974            189      1,489      445       923      1,985
                                        ----------  -----------  ----------  -------------  ---------  -------  --------  ---------
  Net Investment Income (Loss) .......         318       (5,765)       (206)            69     (1,164)   2,044      (260)       328
                                        ----------  -----------  ----------  -------------  ---------  -------  --------  ---------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
  Security Transactions:
  Proceeds from long-term securities
    sold .............................           0    1,035,241     538,638         17,106    253,649        0    30,017     93,988
  Proceeds from long-term U.S.
    Government Obligations ...........      10,160            0      53,680              0          0        0         0          0
  Cost of securities sold ............       9,999      787,568     573,796         15,499    221,688        0    23,905     78,596
                                        ----------  -----------  ----------  -------------  ---------  -------  --------  ---------
Net Realized Gain (Loss) from
  Security Transactions ..............         161      247,673      18,522          1,607     31,961        0     6,112     15,392
Net Realized Gain (Loss) from Foreign
  Currency Transactions ..............           0            0           0              0          0        0         0          0
Net Change in Unrealized
  Appreciation/Depreciation ..........        (918)      28,254      (2,812)            17    (11,112)       0     4,709       (402)
                                        ----------  -----------  ----------  -------------  ---------  -------  --------  ---------
    Net Realized and Unrealized Gain
    on Investments and Foreign
    Currency Transactions ............        (757)     275,927      15,710          1,624     20,849        0    10,821     14,990
                                        ----------  -----------  ----------  -------------  ---------  -------  --------  ---------
Net Increase (Decrease) in Net Assets
  Resulting from Operations ..........  $     (439) $   270,162  $   15,504  $       1,693  $  19,685  $ 2,044  $ 10,561  $  15,318
                                        ==========  ===========  ==========  =============  =========  =======  ========  =========
Purchases of long-term securities ....  $        0  $ 1,250,121  $  555,489  $      19,732  $ 198,898  $     0  $ 18,712  $  52,875
                                        ==========  ===========  ==========  =============  =========  =======  ========  =========
Purchases of long-term U.S.
  Government Obligations .............  $   10,980  $         0  $        0  $           0  $       0  $     0  $      0  $       0
                                        ==========  ===========  ==========  =============  =========  =======  ========  =========

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                                               BALANCED                   DISCOVERY
                                                 FUND                       FUND
                                       -------------------------   ----------------------
                                        SIX MONTHS      YEAR       SIX MONTHS      YEAR
                                          ENDED         ENDED        ENDED         ENDED
(IN THOUSANDS)                           06/30/99     12/31/98      06/30/99     12/31/98
                                       -----------   -----------   ----------   ---------
OPERATIONS
Net Investment Income (Loss) ........  $    16,273   $    28,619   $   (1,381)  $  (1,975)
Net Realized Gain (Loss) from
  Security Transactions .............       62,862        65,428       35,852      23,886
Net Realized Gain (Loss) from Foreign
  Currency Transactions .............            0          (131)           0           0
Net Change in Unrealized
  Appreciation/Depreciation .........      (65,932)       53,472       23,185      10,818
                                       -----------   -----------   ----------   ---------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations ......................       13,203       147,388       57,656      32,729
                                       -----------   -----------   ----------   ---------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
From Net Investment Income ..........      (15,344)      (28,641)           0           0
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions ......................            0       (42,393)           0     (19,443)
In Excess of Net Investment Income ..            0          (149)           0           0
                                       -----------   -----------   ----------   ---------
  Net Decrease from Dividends and
    Distributions ...................      (15,344)      (71,183)           0     (19,443)
                                       -----------   -----------   ----------   ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ...........      385,731       527,902      128,293     167,199
Reinvested distributions ............       15,084        69,523            0      16,296
                                       -----------   -----------   ----------   ---------
                                           400,815       597,425      128,293     183,495
Cost of Shares Redeemed .............     (355,854)     (372,099)    (138,888)   (201,938)
                                       -----------   -----------   ----------   ---------
  Net increase (decrease) from
    capital share transactions ......       44,961       225,326      (10,595)    (18,443)
                                       -----------   -----------   ----------   ---------
  Net Increase (Decrease) in Net
    Assets ..........................       42,820       301,531       47,061      (5,157)
NET ASSETS
  Beginning of period ...............    1,244,221       942,690      241,124     246,281
                                       -----------   -----------   ----------   ---------
  End of period .....................  $ 1,287,041   $ 1,244,221   $  288,185   $ 241,124
                                       ===========   ===========   ==========   =========
Net Assets consist of:
Capital (par value and paid-in
  surplus) ..........................  $ 1,157,812   $ 1,112,851   $  163,627   $ 174,223
Accumulated undistributed
  (distribution in excess of) net
  investment income .................          929             0       (1,381)          0
Accumulated undistributed net
  realized gain (loss) from security
  transactions ......................       90,667        27,805       42,033       6,180
Unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions .....       37,633       103,565       83,906      60,721
                                       -----------   -----------   ----------   ---------
  Total .............................  $ 1,287,041   $ 1,244,221   $  288,185   $ 241,124
                                       ===========   ===========   ==========   =========

SEE NOTES TO FINANCIAL STATEMENTS.

                                            FRONTIER              GOVERNMENT                GROWTH              GROWTH AND INCOME
(IN THOUSANDS)                                FUND             SECURITIES FUND               FUND                     FUND
                                      ---------------------  ---------------------  ------------------------  ---------------------
                                      SIX MONTHS     YEAR    SIX MONTHS    YEAR     SIX MONTHS      YEAR      SIX MONTHS    YEAR
                                        ENDED       ENDED      ENDED       ENDED       ENDED        ENDED       ENDED      ENDED
                                       06/30/99    12/31/98   06/30/99   12/31/98    06/30/99      12/31/98    06/30/99   12/31/98
                                      ----------  ---------  ----------  ---------  -----------  -----------  ----------  ---------
OPERATIONS
Net Investment Income (Loss) ........ $     (838) $  (1,533) $      318  $     631  $    (5,765) $     1,079  $     (206) $   7,635
Net Realized Gain (Loss) from
  Security Transactions .............     25,477      8,039         161        250      247,673      250,782      18,522     63,627
Net Realized Gain (Loss) from Foreign
  Currency Transactions .............          0          0           0          0            0            0           0        (58)
Net Change in Unrealized
  Appreciation/Depreciation .........     (8,890)     2,286        (918)       407       28,254      202,198      (2,812)    18,228
                                      ----------  ---------  ----------  ---------  -----------  -----------  ----------  ---------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations ......................     15,749      8,792        (439)     1,288      270,162      454,059      15,504     89,432
                                      ----------  ---------  ----------  ---------  -----------  -----------  ----------  ---------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
From Net Investment Income ..........          0          0        (318)      (630)           0       (1,079)          0     (7,779)
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions ......................          0    (21,834)          0          0            0     (124,570)          0    (48,265)
In Excess of Net Investment Income ..          0          0           0          0            0          (86)          0        (51)
                                      ----------  ---------  ----------  ---------  -----------  -----------  ----------  ---------
  Net Decrease from Dividends and
    Distributions ...................          0    (21,834)       (318)      (630)           0     (125,735)          0    (56,095)
                                      ----------  ---------  ----------  ---------  -----------  -----------  ----------  ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ...........     15,786     48,255      15,354     20,731      608,202      839,972      18,398     78,226
Reinvested distributions ............          0     20,679         279        560            0      119,172           0     49,402
                                      ----------  ---------  ----------  ---------  -----------  -----------  ----------  ---------
                                          15,786     68,934      15,633     21,291      608,202      959,144      18,398    127,628
Cost of Shares Redeemed .............    (50,164)  (110,573)    (14,486)   (19,988)    (417,178)    (684,737)    (53,086)  (161,826)
                                      ----------  ---------  ----------  ---------  -----------  -----------  ----------  ---------
  Net increase (decrease) from
    capital share transactions ......    (34,378)   (41,639)      1,147      1,303      191,024      274,407     (34,688)   (34,198)
                                      ----------  ---------  ----------  ---------  -----------  -----------  ----------  ---------
  Net Increase (Decrease) in Net
    Assets ..........................    (18,629)   (54,681)        390      1,961      461,186      602,731     (19,184)      (861)
NET ASSETS
  Beginning of period ...............    167,423    222,104      15,220     13,259    2,360,180    1,757,449     542,307    543,168
                                      ----------  ---------  ----------  ---------  -----------  -----------  ----------  ---------
  End of period ..................... $  148,794  $ 167,423  $   15,610  $  15,220  $ 2,821,366  $ 2,360,180  $  523,123  $ 542,307
                                      ==========  =========  ==========  =========  ===========  ===========  ==========  =========
Net Assets consist of:
Capital (par value and paid-in
  surplus) .......................... $   79,722  $ 114,100  $   18,652  $  17,504  $ 2,009,839  $ 1,818,815  $  418,764  $ 453,452
Accumulated undistributed
  (distribution in excess of) net
  investment income .................       (838)         0           5          6       (5,767)          (2)       (206)         0
Accumulated undistributed net
  realized gain (loss) from security
  transactions ......................     29,173      3,696      (2,867)    (3,028)     386,403      138,730      37,006     18,484
Unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions .....     40,737     49,627        (180)       738      430,891      402,637      67,559     70,371
                                      ----------  ---------  ----------  ---------  -----------  -----------  ----------  ---------
  Total ............................. $  148,794  $ 167,423  $   15,610  $  15,220  $ 2,821,366  $ 2,360,180  $  523,123  $ 542,307
                                      ==========  =========  ==========  =========  ===========  ===========  ==========  =========

                                         INTERNATIONAL             MID-CAP GROWTH
                                          EQUITY FUND                   FUND
                                       ---------------------   ---------------------
                                       SIX MONTHS     YEAR     SIX MONTHS     YEAR
                                         ENDED       ENDED       ENDED        ENDED
(IN THOUSANDS)                          06/30/99    12/31/98    06/30/99    12/31/98
                                       ----------   --------   ----------   ---------
OPERATIONS
Net Investment Income (Loss) ........  $       69   $      3   $   (1,164)  $  (1,141)
Net Realized Gain (Loss) from
  Security Transactions .............       1,607        366       31,961       1,160
Net Realized Gain (Loss) from Foreign
  Currency Transactions .............           0          0            0           0
Net Change in Unrealized
  Appreciation/Depreciation .........          17      2,094      (11,112)     (1,755)
                                       ----------   --------   ----------   ---------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations ......................       1,693      2,463       19,685      (1,736)
                                       ----------   --------   ----------   ---------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
From Net Investment Income ..........           0          0            0           0
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions ......................           0        (92)           0      (4,577)
In Excess of Net Investment Income ..           0          0            0           0
                                       ----------   --------   ----------   ---------
  Net Decrease from Dividends and
    Distributions ...................           0        (92)           0      (4,577)
                                       ----------   --------   ----------   ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ...........      18,696     15,361       38,822      90,913
Reinvested distributions ............           0         87            0       4,278
                                       ----------   --------   ----------   ---------
                                           18,696     15,448       38,822      95,191
Cost of Shares Redeemed .............     (15,585)   (14,621)     (92,089)   (156,209)
                                       ----------   --------   ----------   ---------
  Net increase (decrease) from
    capital share transactions ......       3,111        827      (53,267)    (61,018)
                                       ----------   --------   ----------   ---------
  Net Increase (Decrease) in Net
    Assets ..........................       4,804      3,198      (33,582)    (67,331)
NET ASSETS
  Beginning of period ...............      18,938     15,740      252,855     320,186
                                       ----------   --------   ----------   ---------
  End of period .....................  $   23,742   $ 18,938   $  219,273   $ 252,855
                                       ==========   ========   ==========   =========
Net Assets consist of:
Capital (par value and paid-in
  surplus) ..........................  $   18,599   $ 15,489   $  146,016   $ 199,284
Accumulated undistributed
  (distribution in excess of) net
  investment income .................          72          3       (1,164)          0
Accumulated undistributed net
  realized gain (loss) from
  security transactions .............       1,802        194       32,895         933
Unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions .....       3,269      3,252       41,526      52,638
                                       ----------   --------   ----------   ---------
  Total .............................  $   23,742   $ 18,938   $  219,273   $ 252,855
                                       ==========   ========   ==========   =========

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                MONEY MARKET              PASSPORT                 WORLDWIDE
                                                                    FUND                    FUND                  GROWTH FUND
                                                           ----------------------   ----------------------   ----------------------
                                                           SIX MONTHS     YEAR      SIX MONTHS     YEAR      SIX MONTHS     YEAR
                                                             ENDED        ENDED        ENDED       ENDED        ENDED       ENDED
(IN THOUSANDS)                                              06/30/99    12/31/98     06/30/99     12/31/98    06/30/99     12/31/98
                                                           ----------   ---------   ----------   ---------   ----------   ---------
OPERATIONS
Net Investment Income (Loss) ............................  $    2,044   $   5,310   $     (260)  $     118   $      328   $   1,017
Net Realized Gain (Loss) from
  Security Transactions .................................           0           0        6,112       4,421       15,392      12,478
Net Realized Gain (Loss) from Foreign
  Currency Transactions .................................           0           0            0           0            0           0
Net Change in Unrealized
  Appreciation/Depreciation .............................           0           0        4,709       8,927         (402)     13,892
                                                           ----------   ---------   ----------   ---------   ----------   ---------
  Net Increase (Decrease) in Net
    Assets Resulting from
    Operations ..........................................       2,044       5,310       10,561      13,466       15,318      27,387
                                                           ----------   ---------   ----------   ---------   ----------   ---------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
From Net Investment Income ..............................      (2,044)     (5,310)           0         (84)           0      (1,077)
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions ..........................................           0           0            0      (3,150)           0     (11,626)
In Excess of Net Investment Income ......................           0           0            0           0            0           0
                                                           ----------   ---------   ----------   ---------   ----------   ---------
  Net Decrease from Dividends and Distributions .........      (2,044)     (5,310)           0      (3,234)           0     (12,703)
                                                           ----------   ---------   ----------   ---------   ----------   ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ...............................     112,649     235,921       57,674     134,188       93,738     152,221
Reinvested distributions ................................       1,868       4,960            0       2,993            0      11,598
                                                           ----------   ---------   ----------   ---------   ----------   ---------
                                                              114,517     240,881       57,674     137,181       93,738     163,819
Cost of Shares Redeemed .................................    (115,778)   (255,539)     (76,024)   (145,487)    (132,172)   (215,327)
                                                           ----------   ---------   ----------   ---------   ----------   ---------
  Net increase (decrease) from
    capital share transactions ..........................      (1,261)    (14,658)     (18,350)     (8,306)     (38,434)    (51,508)
                                                           ----------   ---------   ----------   ---------   ----------   ---------
  Net Increase (Decrease) in Net Assets .................      (1,261)    (14,658)      (7,789)      1,926      (23,116)    (36,824)

NET ASSETS
  Beginning of period ...................................      91,415     106,073      124,572     122,646      272,053     308,877
                                                           ----------   ---------   ----------   ---------   ----------   ---------
  End of period .........................................  $   90,154   $  91,415   $  116,783   $ 124,572   $  248,937   $ 272,053
                                                           ==========   =========   ==========   =========   ==========   =========
Net Assets consist of:
Capital (par value and paid-in surplus) .................  $   90,152   $  91,413   $   74,663   $  93,013   $  167,953   $ 206,387
Accumulated undistributed
  (distribution in excess of) net
  investment income .....................................           3           3         (239)         21          328           0
Accumulated undistributed net
  realized gain (loss) from
  security transactions .................................          (1)         (1)       7,048         936       17,592       2,200
Unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions .........................           0           0       35,311      30,602       63,064      63,466
                                                           ----------   ---------   ----------   ---------   ----------   ---------
  Total .................................................  $   90,154   $  91,415   $  116,783   $ 124,572   $  248,937   $ 272,053
                                                           ==========   =========   ==========   =========   ==========   =========

FINANCIAL HIGHLIGHTS (UNAUDITED)

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                                   BALANCED FUND
                              ------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31
                              SIX MONTHS ENDED     ---------------------------------------------------------------------
                               JUNE 30, 1999             1998          1997          1996          1995         1994
                              ----------------     -------------   -----------   -----------   -----------   -----------
Net Asset Value, beginning of
 period ..................... $          12.19     $       11.35   $     10.61   $      9.58   $      8.56   $      8.93
Income from investment
  operations:
    Net investment income
      (loss) ................             0.15              0.30          0.29          0.28          0.28          0.20
    Net gains (losses) on
      securities (both
      realized and
      unrealized) ...........            (0.03)             1.27          1.48          1.50          2.21         (0.37)
                              ----------------     -------------   -----------   -----------   -----------   -----------
        Total from investment
          operations ........             0.12              1.57          1.77          1.78          2.49         (0.17)
Less distributions:
    From net investment
      income* ...............            (0.14)            (0.30)        (0.30)        (0.27)        (0.28)        (0.20)
    From net realized gains .             0.00             (0.43)        (0.73)        (0.48)        (1.19)         0.00
                              ----------------     -------------   -----------   -----------   -----------   -----------
        Total distributions .            (0.14)            (0.73)        (1.03)        (0.75)        (1.47)        (0.20)
Net Asset Value, end of
  period .................... $          12.17     $       12.19   $     11.35   $     10.61   $      9.58   $      8.56
                              ================     =============   ===========   ===========   ===========   ===========
Total Return/Ratios
    Total return ............             1.01%            13.96%        16.90%        18.76%        29.40%       (11.90%)
    Net assets, end of period
      (000s) ................ $      1,287,041     $   1,244,221   $   942,690   $   394,896   $   130,346   $    95,226
    Net expenses to average
      net assets# ...........             0.97%**           0.99%         0.99%         1.10%         1.19%         1.26%
    Gross expenses to average
      net assets# ...........             0.98%**           1.00%         1.01%         1.12%         1.23%          n/a
    Net investment income
      (loss) to average net
      assets ................             2.47%**           2.51%         2.77%         3.09%         2.92%         2.37%
    Portfolio turnover
      rate@ .................              223%              211%          203%          146%          286%          258%

 * Distributions in excess of net investment income for the year ended December 31, 1998 aggregated less than $0.01 on a per share basis.

 ** Annualized.

 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

 @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling twelve month period.
n/a Disclosure not applicable or not required in prior periods.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                            DISCOVERY FUND
                               ------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                               SIX MONTHS ENDED   -----------------------------------------------------
                                JUNE 30, 1999       1998       1997       1996       1995       1994
                               ----------------   ---------  ---------  ---------  ---------  ---------
Net Asset Value, beginning of
 period.......................     $  24.37       $   23.45  $   24.22  $   21.70  $   19.88  $   21.55
Income from investment
  operations:
    Net investment income
      (loss)..................        (0.16)          (0.07)      0.07      (0.20)     (0.12)     (0.12)
    Net gains (losses) on
      securities (both
      realized and
      unrealized).............         6.60            3.15       2.69       4.72       6.29      (1.55)
                                   --------       ---------  ---------  ---------  ---------  ---------
        Total from investment
          operations..........         6.44            3.08       2.76       4.52       6.17      (1.67)
Less distributions:
    From net investment
      income..................         0.00            0.00       0.00       0.00       0.00       0.00
    From net realized gains...         0.00           (2.16)     (3.53)     (2.00)     (4.35)      0.00
                                   --------       ---------  ---------  ---------  ---------  ---------
        Total distributions...         0.00           (2.16)     (3.53)     (2.00)     (4.35)      0.00
Net Asset Value, end of
  period......................     $  30.81       $   24.37  $   23.45  $   24.22  $   21.70  $   19.88
                                   ========       =========  =========  =========  =========  =========
Total Return/Ratios
    Total return..............        26.43%          14.19%     12.00%     21.20%     31.30%     (7.80%)
    Net assets, end of period
      (000s)..................     $288,185       $ 241,124  $ 246,281  $ 247,494  $ 216,623  $ 185,310
    Net expenses to average
      net
      assets#.................         1.58%*          1.55%      1.52%      1.58%      1.58%      1.67%
    Gross expenses to average
      net assets#.............         1.59%*          1.57%      1.54%      1.59%      1.63%       n/a
    Net investment income
      (loss) to average net
      assets..................        (1.19%)*        (0.91%)    (0.55%)    (0.85%)    (0.60%)    (0.62%)
    Portfolio turnover
      rate@...................          146%            121%        90%       106%       118%        72%

 * Annualized.

 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

 @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling twelve month period.
n/a Disclosure not applicable or not required in prior periods.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each period.

                                                            FRONTIER FUND
                               ------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                               SIX MONTHS ENDED   -----------------------------------------------------
                                JUNE 30, 1999       1998       1997       1996       1995       1994
                               ----------------   ---------  ---------  ---------  ---------  ---------
Net Asset Value, beginning of
 period.......................     $  25.50       $   27.99  $   32.34  $   31.08  $   26.50  $   27.94
Income from investment
  operations:
    Net investment income
      (loss)..................        (0.23)           0.06      (0.15)     (0.15)     (0.02)     (0.07)
    Net gains (losses) on
      securities (both
      realized and
      unrealized).............         3.62            1.01       1.90       4.46       9.76      (0.72)
                                   --------       ---------  ---------  ---------  ---------  ---------
        Total from investment
          operations..........         3.39            1.07       1.75       4.31       9.74      (0.79)
Less distributions:
    From net investment
      income..................         0.00            0.00       0.00       0.00       0.00       0.00
    From net realized gains...         0.00           (3.56)     (6.10)     (3.05)     (5.16)     (0.65)
                                   --------       ---------  ---------  ---------  ---------  ---------
        Total distributions...         0.00           (3.56)     (6.10)     (3.05)     (5.16)     (0.65)
Net Asset Value, end of
  period......................     $  28.89       $   25.50  $   27.99  $   32.34  $   31.08  $   26.50
                                   ========       =========  =========  =========  =========  =========
Total Return/Ratios
    Total return..............        13.29%           5.43%      6.20%     14.34%     37.00%     (2.80%)
    Net assets, end of period
      (000s)..................     $148,794       $ 167,423  $ 222,104  $ 350,861  $ 331,720  $ 247,113
    Net expenses to average
      net assets#.............         1.69%*          1.62%      1.54%      1.52%      1.53%      1.62%
    Gross expenses to average
      net assets#.............         1.72%*          1.65%      1.57%      1.53%      1.57%       n/a
    Net investment income
      (loss) to average net
      assets..................        (1.20%)*        (0.83%)    (0.91%)    (0.47%)    (0.07%)    (0.25%)
    Portfolio turnover
      rate@...................          136%            112%        54%        85%        92%        72%

  * Annualized.

 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

 @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling twelve month period.
n/a Disclosure not applicable or not required in prior periods.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                      GOVERNMENT SECURITIES FUND
                               ------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                               SIX MONTHS ENDED   -----------------------------------------------------
                                JUNE 30, 1999       1998       1997       1996       1995       1994
                               ----------------   ---------  ---------  ---------  ---------  ---------
Net Asset Value, beginning of
  period......................     $   9.74       $    9.28  $    9.04  $    9.29  $    8.78  $   10.02
Income from investment
  operations:
    Net investment income
      (loss)..................         0.20            0.43       0.45       0.46       0.45       0.52
    Net gains (losses) on
      securities (both
      realized and
      unrealized).............        (0.50)           0.46       0.24      (0.25)      0.51      (1.26)
                                   --------       ---------  ---------  ---------  ---------  ---------
        Total from investment
          operations..........        (0.30)           0.89       0.69       0.21       0.96      (0.74)
Less distributions:
  From net investment
    income....................        (0.20)          (0.43)     (0.45)     (0.46)     (0.45)     (0.50)
  From net realized gains.....         0.00            0.00       0.00       0.00       0.00       0.00
                                   --------       ---------  ---------  ---------  ---------  ---------
        Total distributions...        (0.20)          (0.43)     (0.45)     (0.46)     (0.45)     (0.50)
Net Asset Value, end of
period........................     $   9.24       $    9.74  $    9.28  $    9.04  $    9.29  $    8.78
                                   ========       =========  =========  =========  =========  =========
Total Return/Ratios
    Total return..............        (3.10%)          9.76%      7.90%      2.34%     11.10%     (7.50%)
    Net assets, end of period
      (000s)..................     $ 15,610       $  15,220  $  13,259  $  15,190  $  20,263  $  21,323
    Net expenses to average
      net assets#,+...........         1.31%*          1.25%      1.26%      1.26%      1.30%      1.34%
    Gross expenses to average
      net assets#,+...........         1.35%*          1.28%      1.31%      1.29%      1.30%       n/a
    Net investment income
      (loss) to average net
      assets+.................         4.29%*          4.46%      4.99%      5.06%      4.92%      5.52%
    Portfolio turnover
      rate@...................          106%             90%       147%       166%       141%       379%

  * Annualized.
 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
 + Certain fees were waived by the management company. Had these fees not been waived, the net expense ratios would have been 1.49% (1999), 1.46% (1998), 1.44% (1997) and 1.46% (1996). The gross expense ratios would have been 1.53% (1999), 1.49% (1998), 1.49% (1997) and 1.49% (1996). The net
    investment income ratios would have been 4.11% (1999), 4.25% (1998), 4.81%
    (1997) and 4.86% (1996).
 @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling twelve month period.
n/a  Disclosure not applicable or not required in prior periods.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                                              GROWTH FUND
                                  -------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                  SIX MONTHS ENDED     ----------------------------------------------------------------------------
                                   JUNE 30, 1999            1998            1997            1996           1995           1994
                                  ----------------     -------------   -------------   -------------   -------------  ------------
Net Asset Value, beginning of
  period ........................ $          20.41     $       17.28   $       15.87   $       14.77   $       11.63  $      12.38
Income from investment
  operations:
    Net investment income
      (loss) ....................            (0.05)             0.01            0.07            0.02            0.02         (0.02)
    Net gains (losses) on
      securities (both
      realized and
      unrealized) ...............             2.30              4.26            4.09            2.40            5.27         (0.39)
                                  ----------------     -------------   -------------   -------------   -------------  ------------
        Total from investment
          operations ............             2.25              4.27            4.16            2.42            5.29         (0.41)
Less distributions:
    From net investment
      income* ...................             0.00             (0.01)          (0.07)          (0.02)          (0.02)         0.00
    From net realized gains .....             0.00             (1.13)          (2.68)          (1.30)          (2.13)        (0.34)
                                  ----------------     -------------   -------------   -------------   -------------  ------------
        Total distributions .....             0.00             (1.14)          (2.75)          (1.32)          (2.15)        (0.34)
Net Asset Value, end of
  period ........................ $          22.66     $       20.41   $       17.28   $       15.87   $       14.77  $      11.63
                                  ================     =============   =============   =============   =============  ============
Total Return/Ratios
    Total return ................            11.02%            25.04%          26.60%          16.57%          45.59%        (3.40%)
    Net assets, end of period
      (000s) .................... $      2,821,366     $   2,360,180   $   1,757,449   $   1,118,323   $     655,927  $    307,988
    Net expenses to average
      net assets# ...............             1.09%**           1.08%           1.10%           1.19%           1.24%         1.33%
    Gross expenses to average
      net assets# ...............             1.10%**           1.10%           1.12%           1.20%           1.28%          n/a
    Net investment income
      (loss) to average net
      assets ....................            (0.44%)**          0.05%           0.48%           0.15%           0.12%        (0.17%)
    Portfolio turnover
      rate@ .....................              124%              143%            189%            134%            130%          172%

 * Distributions in excess of net investment income for the year ended December 31, 1998 aggregated less than $0.01 on a per share basis.
 ** Annualized
 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
 @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling twelve month period.
n/a Disclosure not applicable or not required in prior periods.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        GROWTH AND INCOME FUND
                               ------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                               SIX MONTHS ENDED   -----------------------------------------------------
                                JUNE 30, 1999       1998       1997       1996       1995       1994
                               ----------------   ---------  ---------  ---------  ---------  ---------
Net Asset Value, beginning of
 period.......................     $   7.32       $    6.92  $    7.23  $    6.69  $    6.16  $    6.49
Income from investment
operations:
   Net investment income
     (loss)...................         0.00            0.71       0.13       0.09       0.09       0.06
   Net gains (losses) on
     securities (both realized
     and unrealized)..........         0.23            0.51       1.25       1.52       1.70      (0.02)
                                   --------       ---------  ---------  ---------  ---------  ---------
       Total from investment
         operations...........         0.23            1.22       1.38       1.61       1.79       0.04
Less distributions:
   From net investment
     income*..................         0.00           (0.11)     (0.13)     (0.09)     (0.09)     (0.06)
   From net realized gains....         0.00           (0.71)     (1.56)     (0.98)     (1.17)     (0.31)
                                   --------       ---------  ---------  ---------  ---------  ---------
       Total distributions....         0.00           (0.82)     (1.69)     (1.07)     (1.26)     (0.37)
Net Asset Value, end of
 period.......................     $   7.55       $    7.32  $    6.92  $    7.23  $    6.69  $    6.16
                                   ========       =========  =========  =========  =========  =========
Total Return/Ratios
   Total return...............         3.14%          17.78%     19.40%     24.37%     29.06%      0.50%
   Net assets, end of period
     (000s)...................     $523,123       $ 542,307  $ 543,168  $ 535,866  $ 375,200  $ 311,051
   Net expenses to average net
     assets#..................         1.15%**         1.08%      1.09%      1.15%      1.17%      1.21%
   Gross expenses to average
     net assets#..............         1.16%**         1.10%      1.11%      1.16%      1.22%       n/a
   Net investment income
     (loss) to average net
     assets...................        (0.08%)**        1.38%      1.84%      1.40%      1.19%      0.88%
   Portfolio turnover rate@...          238%            259%       256%       195%       235%       239%

 * Distributions in excess of net investment income for the year ended December 31, 1998 aggregated less than $0.01 on a per share basis.
 ** Annualized
 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
 @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling twelve month period.
n/a Disclosure not applicable or not required in prior periods.

Per Share Income and Capital Changes
Selected data for each share of capital stock outstanding throughout each period.

                                                 INTERNATIONAL EQUITY FUND
                               -------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                               SIX MONTHS ENDED   ------------------------------------------
                                JUNE 30, 1999       1998       1997       1996       1995*
                               ----------------   ---------  ---------  ---------  ---------
Net Asset Value, beginning of
 period.......................     $  14.03       $   12.05  $   11.86  $   10.00  $   10.00
Income from investment
 operations:
   Net investment income
     (loss)...................         0.04            0.03      (0.01)     (0.01)      0.00
   Net gains (losses) on
     securities (both realized
     and unrealized)..........         1.02            2.02       1.89       1.87       0.00
                                   --------       ---------  ---------  ---------  ---------
       Total from investment
         operations...........         1.06            2.05       1.88       1.86       0.00
Less distributions:
   From net investment income.         0.00            0.00       0.00       0.00       0.00
   From net realized gains....         0.00           (0.07)     (1.69)      0.00       0.00
                                   --------       ---------  ---------  ---------  ---------
       Total distributions....         0.00           (0.07)     (1.69)      0.00       0.00
Net Asset Value, end of
 period.......................     $  15.09       $   14.03  $   12.05  $   11.86  $   10.00
                                   ========       =========  =========  =========  =========
Total Return/Ratios
   Total return...............         7.56%          17.01%     16.10%     18.60%      0.00%
   Net assets, end of period
     (000s)...................     $ 23,742       $  18,938  $  15,740  $  10,119  $     767
   Net expenses to average net
     assets#,+................         1.80%**         1.80%      1.85%      1.94%       n/a
   Gross expenses to average
     net assets#,+............         1.83%**         1.83%      1.89%      2.00%       n/a
   Net investment income
     (loss) to average net
     assets+..................         0.66%**         0.02%     (0.21%)    (0.15%)      n/a
   Portfolio turnover rate@...          173%            148%       164%        71%       n/a

 *  Period December 29, 1995 (inception) to December 31, 1995.
 ** Annualized
 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
 + Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 1.91% (1999), 1.89%
    (1998), 2.01% (1997) and 2.46% (1996). The gross expense ratios would have been 1.94% (1999), 1.92% (1998), 2.05% (1997) and 2.52% (1996). The net
    investment income ratios would have been 0.55% (1999), (0.07%) (1998), (0.37%) (1997) and (0.67%) (1996).
 @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling twelve month period.
n/a  Disclosure not applicable or not required in prior periods.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                         MID-CAP GROWTH FUND
                               ------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                               SIX MONTHS ENDED   -----------------------------------------------------
                                JUNE 30, 1999       1998       1997       1996       1995       1994
                               ----------------   ---------  ---------  ---------  ---------  ---------
Net Asset Value, beginning of
 period.......................     $   7.44       $    7.72  $    7.66  $    7.05  $    7.01  $    7.67
Income from investment
 operations:
   Net investment income
     (loss)...................        (0.05)          (0.03)      0.01      (0.02)      0.00      (0.02)
   Net gains (losses) on
     securities (both realized
     and unrealized)..........         0.84           (0.11)      1.21       1.09       1.79      (0.36)
                                   --------       ---------  ---------  ---------  ---------  ---------
       Total from investment
         operations...........         0.79           (0.14)      1.22       1.07       1.79      (0.38)
Less distributions:
   From net investment
     income...................         0.00            0.00       0.00       0.00       0.00       0.00
   From net realized gains....         0.00           (0.14)     (1.16)     (0.46)     (1.75)     (0.28)
                                   --------       ---------  ---------  ---------  ---------  ---------
       Total distributions....         0.00           (0.14)     (1.16)     (0.46)     (1.75)     (0.28)
Net Asset Value, end of
 period.......................     $   8.23       $    7.44  $    7.72  $    7.66  $    7.05  $    7.01
                                   ========       =========  =========  =========  =========  =========
Total Return/Ratios
   Total return...............        10.62%         (1.73%)    16.40%     15.33%     25.70%     (4.90%)
   Net assets, end of period
     (000s)...................     $219,273       $252,855   $320,186   $363,835   $388,754   $299,190
   Net expenses to average net
     assets#..................         1.40%*         1.33%      1.30%      1.34%      1.29%      1.36%
   Gross expenses to average
     net assets#..............         1.42%*         1.35%      1.32%      1.36%      1.35%        n/a
   Net investment income
     (loss) to average net
     assets...................        (1.09%)*       (0.39%)    (0.05%)    (0.28%)      0.00%    (0.27%)
   Portfolio turnover rate@...          169%           152%       110%       186%       263%       272%

 *  Annualized.
 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
 @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling twelve month period.
n/a  Disclosure not applicable or not required in prior periods.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes

Selected data for each share of capital stock outstanding throughout each period.

                                                          MONEY MARKET FUND
                               ------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                               SIX MONTHS ENDED   -----------------------------------------------------
                                JUNE 30, 1999       1998       1997       1996       1995       1994
                               ----------------   ---------  ---------  ---------  ---------  ---------
Net Asset Value, beginning of
 period.......................     $   1.00       $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
Income from investment
 operations:
   Net investment income
     (loss)...................         0.02            0.05       0.05       0.05       0.05       0.03
   Net gains (losses) on
     securities (both realized
     and unrealized)..........         0.00            0.00       0.00       0.00       0.00       0.00
                                   --------       ---------  ---------  ---------  ---------  ---------
       Total from investment
         operations...........         0.02            0.05       0.05       0.05       0.05       0.03
Less distributions:
   From net investment
     income...................        (0.02)          (0.05)     (0.05)     (0.05)     (0.05)     (0.03)
   From net realized gains....         0.00            0.00       0.00       0.00       0.00       0.00
                                   --------       ---------  ---------  ---------  ---------  ---------
       Total distributions....        (0.02)          (0.05)     (0.05)     (0.05)     (0.05)     (0.03)
Net Asset Value, end of
 period.......................     $   1.00       $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                   ========       =========  =========  =========  =========  =========
Total Return/Ratios
   Total return...............         2.04%           4.67%      4.70%      4.51%      5.10%      3.40%
   Net assets, end of period
     (000s)...................     $ 90,154       $  91,415  $ 106,073  $ 109,866  $ 125,646  $ 201,342
   Net expenses to average net
     assets#..................         0.88%*          0.85%      0.82%      0.86%      0.89%      0.91%
   Gross expenses to average
     net assets#..............         0.91%*          0.87%      0.84%      0.88%      0.89%       n/a
   Net investment income
     (loss) to average net
     assets...................         4.06%*          4.67%      4.77%      4.58%      5.11%      3.49%

 *  Annualized.
 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
n/a  Disclosure not applicable or not required in prior periods.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                            PASSPORT FUND
                               ------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31
                               SIX MONTHS ENDED   -----------------------------------------------------
                                JUNE 30, 1999       1998       1997       1996       1995       1994
                               ----------------   ---------  ---------  ---------  ---------  ---------
Net Asset Value, beginning of
 period.......................     $  14.93       $   13.64  $   13.91  $   11.68  $    9.42  $   10.53
Income from investment
 operations:
   Net investment income
     (loss)...................        (0.04)           0.00       0.02       0.04       0.04       0.02
   Net gains (losses) on
     securities (both realized
     and unrealized)..........         1.43            1.68       0.22       2.30       2.26      (1.11)
                                   --------       ---------  ---------  ---------  ---------  ---------
       Total from investment
         operations...........         1.39            1.68       0.24       2.34       2.30      (1.09)
Less distributions:
   From net investment
     income...................         0.00           (0.01)     (0.03)     (0.02)     (0.04)     (0.02)
   From net realized gains....         0.00           (0.38)     (0.48)     (0.09)      0.00       0.00
                                   --------       ---------  ---------  ---------  ---------  ---------
       Total distributions....         0.00           (0.39)     (0.51)     (0.11)     (0.04)     (0.02)
Net Asset Value, end of
 period.......................     $  16.32       $   14.93  $   13.64  $   13.91  $   11.68  $    9.42
                                   ========       =========  =========  =========  =========  =========
Total Return/Ratios
   Total return...............         9.31%          12.50%      1.70%     20.05%     24.39%    (10.40%)
   Net assets, end of period
     (000s)...................     $116,783       $ 124,572  $ 122,646  $ 177,921  $  49,922  $  16,443
   Net expenses to average net
     assets#..................         1.58%*          1.52%      1.53%      1.57%      1.76%      1.88%
   Gross expenses to average
     net assets#..............         1.60%*          1.54%      1.55%      1.59%      1.84%       n/a
   Net investment income
     (loss) to average net
     assets...................        (0.45%)*         0.09%      0.20%      0.40%      0.60%      0.12%
   Portfolio turnover rate@...           33%             34%        51%        58%        37%        78%

 * Annualized.

 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

 @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling twelve month period.
n/a Disclosure not applicable or not required in prior periods.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Per Share Income and Capital Changes

Selected data for each share of capital stock outstanding throughout each period.

                                                       WORLDWIDE GROWTH FUND
                              ------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                              SIX MONTHS ENDED   -----------------------------------------------------
                               JUNE 30, 1999       1998       1997       1996       1995       1994
                              ----------------   ---------  ---------  ---------  ---------  ---------
Net Asset Value, beginning of
 period.......................    $    22.06     $   21.11  $   21.79  $   19.87  $   17.09  $   17.94
Income from investment
  operations:
    Net investment income
      (loss)..................          0.03          0.08       0.02       0.10       0.09      (0.02)
    Net gains (losses) on
      securities (both
      realized and
      unrealized).............          1.25          1.90       2.22       2.64       3.43      (0.37)
                              ----------------   ---------  ---------  ---------  ---------  ---------
        Total from investment
          operations..........          1.28          1.98       2.24       2.74       3.52      (0.39)
Less distributions:
    From net investment
      income*.................          0.00         (0.09)     (0.04)     (0.07)     (0.09)      0.00
    From net realized gains...          0.00         (0.94)     (2.88)     (0.75)     (0.65)     (0.46)
                              ----------------   ---------  ---------  ---------  ---------  ---------
        Total distributions...          0.00         (1.03)     (2.92)     (0.82)     (0.74)     (0.46)
Net Asset Value, end of
  period......................    $    23.34     $   22.06  $   21.11  $   21.79  $   19.87  $   17.09
                              ================   =========  =========  =========  =========  =========
Total Return/Ratios
    Total return..............          5.80%         9.63%     10.60%     13.95%     20.63%     (2.20%)
    Net assets, end of period
      (000s)..................    $  248,937     $ 272,053  $ 308,877  $ 342,079  $ 228,595  $ 104,044
    Net expenses to average
      net assets#.............          1.53%**       1.47%      1.45%      1.53%      1.56%      1.66%
    Gross expenses to average
      net assets#.............          1.55%**       1.49%      1.47%      1.55%      1.65%       n/a
    Net investment income
      (loss) to average net
      assets..................          0.25%**       0.33%      0.18%      0.50%      0.61%     (0.14%)
    Portfolio turnover rate@..            72%           86%        82%        72%        54%        87%

 * Distributions in excess of net investment income for the year ended December 31, 1998 aggregated less than $0.01 on a per share basis.

 ** Annualized.

 # Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

 @ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling twelve month period.
n/a Disclosure not applicable or not required in prior periods.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

JUNE 30, 1999

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Founders Funds, Inc. (the "Funds") is a diversified open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are issued as of June 30, 1999: Balanced, Discovery, Frontier, Government Securities, Growth, Growth and Income (formerly Blue Chip), International Equity, Mid-Cap Growth (formerly Special), Money Market, Passport, and Worldwide Growth (individually a "Fund"). The following significant accounting policies have been consistently followed by the Funds in the preparation of their financial statements.

  SECURITIES VALUATION--With the exception of Money Market Fund, market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Funds' board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair values as determined in good faith by the Funds' board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with maturities of less than 60 days, and all securities held by Money Market Fund, are valued at amortized cost, which approximates market.

  FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political, market, and currency risks. All of the Funds may invest at least a portion of their assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statements of Operations. Foreign currency held at June 30, 1999 for settling foreign trades is listed on the Statements of Assets and Liabilities.

  FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Funds to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to make distributions of income and capital gains sufficient to relieve it from all income taxes. Each Fund is treated as a separate tax entity for federal income tax purposes.

  INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums.

  DISTRIBUTIONS TO SHAREHOLDERS--For Government Securities and Money Market Funds, distributions are declared daily and paid monthly from net investment income, and capital gains (if any) are distributed annually. For Balanced Fund, distributions from income are declared and distributed quarterly and capital gains (if any) are distributed annually. All other Funds declare and distribute dividends and capital gains (if any) annually. All distributions are recorded on the ex-dividend date.

  EXPENSES--Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of each Fund. The type of expense determines the allocation method.

  ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with the investment advisory agreements between the Funds and Founders Asset Management LLC ("Founders"), the Funds compensate Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Funds' net assets. For Discovery, Frontier, International Equity, Passport and Worldwide Growth Funds, the fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million. For Growth and Mid-Cap Growth Funds, the fee is 1% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets and 0.65% of net assets in excess of $500 million. For Balanced and Growth and Income Funds, the fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets and 0.50% of net assets in excess of $750 million. For Government Securities Fund, the fee is 0.65% of the first $250 million of net assets, and 0.50% of the net assets in excess of $250 million. For Money Market Fund, the fee is 0.50% of the first $250 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $250 million of net assets, and 0.35% of the net assets in excess of $750 million.

  Founders limits International Equity Fund's expenses to 1.80% of average net assets, net of credits earned on uninvested cash held overnight at the custodian. For the six months ended June 30, 1999, $11,039 was reimbursed to the Fund.

  Investors Fiduciary Trust Company ("IFTC") is the designated transfer and dividend disbursing agent for each Fund. With the exception of out-of-pocket charges, the fees charged by IFTC are paid by Founders. The out-of-pocket charges from IFTC are paid by the Funds. IFTC also serves as custodian for the Funds. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Funds held by IFTC as custodian.

  The Funds have agreed to compensate Founders for providing certain shareholder servicing functions in addition to those currently provided by IFTC. The Funds paid Founders a monthly fee equal on an annual basis to $26.00 per shareholder account of the Funds considered to be an open account at any time during a given month.

  The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million. The fee so computed is allocated to each Fund on a pro rata basis based on relative average daily net assets.

  Balanced, Discovery, Frontier, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Passport, and Worldwide Growth Funds each has adopted a

Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Each plan provides that the Fund may pay distribution expenses of up to 0.25% each year on its average daily net assets. During the six months ended June 30,1999, Founders elected not to collect the full 0.25% from the Government Securities Fund and waived $13,380, which resulted in the Fund paying 0.07% under the plan.

  Certain shareholders of the Funds are also officers and/or directors of Founders.

  Founders serves as investment adviser to each of the Funds. Founders is a 90%-owned subsidiary of Mellon Bank, N.A., with the remaining 10% held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Bank Corporation, a publicly-owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Funds, including services provided by Founders, are subject to the supervision and general oversight of the Funds' board of directors.

3. FEDERAL INCOME TAXES

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 1998, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryover for the Government Securities Fund expires in the years 2002 through 2004. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 1999 are as follows (in thousands):

                                            NET      POST-      POST-
                                          CAPITAL   OCTOBER    OCTOBER
                                           LOSS     CAPITAL   CURRENCY      FEDERAL                                        NET
                                          CARRY-      LOSS      LOSS          TAX        UNREALIZED     UNREALIZED    APPRECIATION/
                                           OVERS    DEFERRAL  DEFERRAL       COST       APPRECIATION  (DEPRECIATION)  (DEPRECIATION)
                                         ---------  --------  --------- --------------  ------------  --------------  --------------
Balanced Fund........................... $       0  $      0  $       0 $1,271,421,361   $56,516,969   $(17,345,696)   $39,171,273
Discovery Fund..........................         0         0          0    201,102,787    88,630,720     (4,996,830)    83,633,890
Frontier Fund...........................         0         0          0    108,466,732    44,268,058     (3,558,858)    40,709,200
Government Securities Fund.............. 3,028,597         0          0     15,975,655        43,810       (223,688)      (179,878)
Growth Fund.............................         0         0   (196,022) 2,451,375,683   477,933,157    (47,276,061)   431,223,878
Growth and Income Fund..................         0         0          0    460,079,986    74,276,061     (7,668,538)    66,607,523
International Equity Fund...............         0         0       (871)    20,417,696     3,691,165       (408,076)     3,283,089
Mid-Cap Growth Fund.....................         0         0          0    179,377,516    43,271,737     (2,117,863)    41,153,874
Money Market Fund.......................       999    (2,868)         0     88,852,042             0              0              0
Passport Fund...........................         0         0          0     79,492,515    38,532,062     (3,220,938)    35,311,124
Worldwide Growth Fund...................         0         0          0    186,033,140    68,820,635     (5,756,291)    63,064,344

4. FUND SHARE TRANSACTIONS

Transactions in shares of the Funds for the periods indicated were as follows (in thousands):

                                                          REINVESTED                        NET INCREASE
                                            SOLD         DISTRIBUTIONS       REDEEMED        (DECREASE)
                                          ---------      -------------       --------       ------------
Balanced Fund:
    Six months ended 06/30/99...........     31,898          1,260           (29,482)            3,676
    Year ended 12/31/98.................     44,178          5,736           (30,911)           19,003
Discovery Fund:
    Six months ended 06/30/99...........      4,908              0            (5,448)             (540)
    Year ended 12/31/98.................      7,262            744            (8,614)             (608)
Frontier Fund:
    Six months ended 06/30/99...........        625              0            (2,040)           (1,415)
    Year ended 12/31/98.................      1,786            913            (4,068)           (1,369)
Government Securities Fund:
    Six months ended 06/30/99...........      1,635             30            (1,539)              126
    Year ended 12/31/98.................      2,146             59            (2,071)              134
Growth Fund:
    Six months ended 06/30/99...........     28,070              0           (19,255)            8,815
    Year ended 12/31/98.................     43,696          6,112           (35,805)           14,003
Growth and Income Fund:
    Six months ended 06/30/99...........      2,519              0            (7,292)           (4,773)
    Year ended 12/31/98.................     10,345          6,757           (21,455)           (4,353)
International Equity Fund:
    Six months ended 06/30/99...........      1,289              0            (1,067)              222
    Year ended 12/31/98.................      1,136              6            (1,098)               44
Mid-Cap Growth Fund:
    Six months ended 06/30/99...........      5,307              0           (12,636)           (7,329)
    Year ended 12/31/98.................     12,202            624           (20,324)           (7,498)
Money Market Fund:
    Six months ended 06/30/99...........    112,651          1,868           (115,780)          (1,261)
    Year ended 12/31/98.................    235,921          4,960           (255,539)         (14,658)
Passport Fund:
    Six months ended 06/30/99...........      3,730              0            (4,918)           (1,188)
    Year ended 12/31/98.................      8,672            211            (9,533)             (650)
Worldwide Growth Fund:
    Six months ended 06/30/99...........      4,098              0            (5,767)           (1,669)
    Year ended 12/31/98.................      6,762            550            (9,611)           (2,299)

88

5. LINE OF CREDIT

Discovery, Frontier, Mid-Cap Growth, and Passport Funds have a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. For Discovery, Frontier and Passport Funds, borrowings will be limited to 10% of each Fund's net assets computed at the lesser of cost or market value. Mid-Cap Growth Fund may borrow amounts up to 10% of the market value of the net assets of the Fund. Combined borrowings will be subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At June 30, 1999 there were no such borrowings.

OTHER INFORMATION (UNAUDITED)

On March 2, 1999, a special meeting of the shareholders of the Funds was held at which the shareholders of all the Funds, voting as a single class, elected seven directors of the Funds and ratified the selection of PricewaterhouseCoopers LLP as the Funds' independent accountants. In addition, the shareholders of each Fund, voting separately as a class, approved the revision or elimination of certain fundamental investment restrictions. In the case of the Founders Discovery and Passport Funds, the votes on the changes to the investment restrictions were obtained at an adjournment of the special meeting held on March 10, 1999. The following is a report on the votes cast:

ELECTION OF DIRECTORS

                                             SHARES         SHARES
CANDIDATE                                     FOR          WITHHELD
---------                                  ----------      ---------
Jay A. Precourt.........................   249,401,694     11,635,841
Eugene H. Vaughan, Jr...................   249,358,621     11,678,914
Alan S. Danson..........................   249,425,785     11,611,750
Joan D. Manley..........................   249,408,631     11,628,905
Robert P. Mastrovita....................   249,459,147     11,577,389
Trygve E. Myhren........................   249,557,240     11,480,296
George W. Phillips......................   249,570,517     11,467,019

RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

                                             SHARES
                                           -----------
For.....................................   250,301,065
Against.................................     2,049,792
Abstain.................................     8,686,666

PROPOSALS TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS WITH
RESPECT TO:

3.A-PHYSICAL COMMODITIES/CERTAIN FINANCIAL INSTRUMENTS

                                            SHARES       SHARES      SHARES      BROKER
FUND                                          FOR       AGAINST     ABSTAIN     NON-VOTE
-----                                     ----------   ---------   ---------   ---------
Balanced................................  50,734,091   2,735,141   1,796,637   4,143,284
Discovery...............................   3,480,823     337,095     926,436      75,227
Frontier................................   2,536,404     301,634     311,355     201,277
Government Securities...................     702,112      87,775     104,639      43,440
Growth..................................  50,363,848   4,002,766   4,133,208   8,988,731
Growth and Income.......................  33,295,578   3,283,821   3,147,896   1,962,540
International Equity....................     562,792      43,829      42,688     105,163
Mid-Cap Growth..........................  13,974,679   1,854,359   1,459,548     872,103
Money Market............................  45,673,923   4,897,803   2,935,426     126,824
Passport................................   3,078,891     276,018     295,109     505,267
Worldwide Growth........................   4,667,506     467,489     419,974     815,749

3.B-BORROWING MONEY

                                         SHARES       SHARES      SHARES      BROKER
FUND                                       FOR       AGAINST     ABSTAIN     NON-VOTE
----                                   ----------   ---------   ---------   ---------
Balanced.............................  50,460,214   3,049,477   1,756,178   4,143,284
Discovery............................   3,391,984     415,366     937,004      75,227
Frontier.............................   2,485,419     353,946     310,029     201,276
Government Securities................     692,847     108,041      93,638      43,440
Growth...............................  49,305,754   5,212,371   3,981,696   8,988,731
Growth and Income....................  32,477,605   4,166,616   3,083,074   1,962,540
International Equity.................     556,095      52,865      40,349     105,163
Mid-Cap Growth.......................  13,828,265   2,086,341   1,373,980     872,103
Money Market.........................  45,065,021   5,873,102   2,569,028     126,825
Passport.............................   3,005,665     351,301     293,051     505,268
Worldwide Growth.....................   4,543,652     587,528     423,788     815,750

3.C-MAKING LOANS

                                         SHARES       SHARES      SHARES      BROKER
FUND                                       FOR       AGAINST     ABSTAIN     NON-VOTE
----                                   ----------   ---------   ---------   ---------
Balanced.............................  50,645,901   2,868,549   1,751,418   4,143,284
Discovery............................   3,410,518     400,570     933,266      75,227
Frontier.............................   2,509,098     334,474     305,822     201,276
Government Securities................     702,002     100,149      92,375      43,440
Growth...............................  49,668,427   4,754,726   4,076,668   8,988,731
Growth and Income....................  32,832,175   3,757,759   3,137,361   1,962,540
International Equity.................     553,798      52,021      43,490     105,163
Mid-Cap Growth.......................  13,933,408   1,962,333   1,392,845     872,103
Money Market.........................  45,528,136   5,555,984   2,423,032     126,824
Passport.............................   3,023,544     330,946     295,528     505,267
Worldwide Growth.....................   4,589,872     547,052     418,044     815,750

3.D-UNDERWRITING SECURITIES

                                         SHARES       SHARES      SHARES      BROKER
FUND                                       FOR       AGAINST     ABSTAIN     NON-VOTE
----                                   ----------   ---------   ---------   ---------
Balanced.............................  50,909,920   2,596,423   1,759,526   4,143,284
Discovery............................   3,495,376     319,612     929,366      75,227
Frontier.............................   2,534,172     306,699     308,523     201,276
Government Securities................     715,028      84,243      95,255      43,440
Growth...............................  50,577,600   3,697,425   4,224,797   8,988,730
Growth and Income....................  33,794,785   2,828,319   3,104,190   1,962,541
International Equity.................     562,672      43,667      42,970     105,163
Mid-Cap Growth.......................  14,243,731   1,642,994   1,401,861     872,103
Money Market.........................  46,307,989   4,445,203   2,753,960     126,824
Passport.............................   3,080,632     280,107     289,279     505,267
Worldwide Growth.....................   4,718,822     434,063     402,083     815,750

3.E-SENIOR SECURITIES

                                         SHARES       SHARES      SHARES      BROKER
FUND                                       FOR       AGAINST     ABSTAIN     NON-VOTE
----                                   ----------   ---------   ---------   ---------
Balanced.............................  50,854,712   2,612,629   1,798,527   4,143,284
Discovery............................   3,474,209     334,330     935,816      75,226
Frontier.............................   2,534,809     308,975     305,610     201,276
Government Securities................     706,418      65,496     122,611      43,441
Growth...............................  50,458,517   3,828,292   4,213,013   8,988,730
Growth and Income....................  33,952,323   2,763,186   3,011,786   1,962,540
International Equity.................     568,409      40,037      40,482     105,164
Mid-Cap Growth.......................  14,182,213   1,641,528   1,464,846     872,102
Money Market.........................  45,108,431   5,671,263   2,727,458     126,824
Passport.............................   3,109,561     253,158     287,299     505,267
Worldwide Growth.....................   4,704,221     441,058     409,690     815,749

PROPOSALS TO ELIMINATE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO:

3.F-PURCHASING SECURITIES ON MARGIN

                                         SHARES       SHARES      SHARES      BROKER
FUND                                       FOR       AGAINST     ABSTAIN     NON-VOTE
----                                   ----------   ---------   ---------   ---------
Balanced.............................  50,350,694   3,116,123   1,799,051   4,143,284
Discovery............................   3,367,342     459,642     917,371      75,226
Frontier.............................   2,463,983     379,780     305,631     201,276
Government Securities................     652,278     146,887      95,360      43,441
Growth...............................  48,813,992   5,602,179   4,083,650   8,988,731
Growth and Income....................  31,960,313   4,578,431   3,188,551   1,962,540
International Equity.................     551,650      57,277      40,382     105,163
Mid-Cap Growth.......................  13,654,520   2,251,401   1,382,666     872,102
Money Market.........................  43,773,114   7,152,197   2,581,842     126,823
Passport.............................   2,981,611     390,438     277,969     505,267
Worldwide Growth.....................   4,510,064     651,199     393,705     815,750

3.G-SELLING SHORT

                                         SHARES       SHARES      SHARES      BROKER
FUND                                       FOR       AGAINST     ABSTAIN     NON-VOTE
----                                   ----------   ---------   ---------   ---------
Balanced.............................  50,235,891   3,249,908   1,780,069   4,143,285
Discovery............................   3,366,655     448,001     929,698      75,227
Frontier.............................   2,472,226     370,341     306,827     201,276
Government Securities................     653,938     148,057      92,530      43,441
Growth...............................  48,714,867   5,515,609   4,269,346   8,988,730
Growth and Income....................  32,120,562   4,406,371   3,200,361   1,962,541
International Equity.................     555,551      55,687      38,070     105,164
Mid-Cap Growth.......................  13,794,885   2,146,780   1,346,921     872,103
Money Market.........................  44,054,034   6,892,828   2,560,290     126,824
Passport.............................   2,997,584     375,406     277,027     505,268
Worldwide Growth.....................   4,547,354     603,857     403,757     815,750

3.H-INVESTMENTS GREATER THAN 5% OF FUND ASSETS

                                         SHARES       SHARES      SHARES      BROKER
FUND                                       FOR       AGAINST     ABSTAIN     NON-VOTE
----                                   ----------   ---------   ---------   ----------
Balanced.............................  50,405,757   3,100,244   1,759,868   4,143,284
Government Securities................     660,888     134,155      99,482      43,441
Growth...............................  49,427,926   4,886,025   4,185,870   8,988,731
Mid-Cap Growth.......................  13,937,993   1,999,815   1,350,779     872,102
Money Market.........................  44,745,713   6,084,191   2,677,248     126,824

3.I-HOLDING MORE THAN 10% OF A SINGLE ISSUER

                                         SHARES       SHARES      SHARES      BROKER
FUND                                       FOR       AGAINST     ABSTAIN     NON-VOTE
----                                   ----------   ---------   ---------   ---------
Balanced.............................  50,218,294   3,292,756   1,754,819   4,143,284
Growth...............................  49,164,915   5,149,567   4,185,340   8,988,731
Mid-Cap Growth.......................  13,814,287   2,156,082   1,318,217     872,103
Money Market.........................  44,332,059   6,676,904   2,498,189     126,824

3.J-LENGTH OF ISSUER'S OPERATING RECORD

                                         SHARES       SHARES      SHARES      BROKER
FUND                                       FOR       AGAINST     ABSTAIN     NON-VOTE
----                                    ----------   ---------   ---------   ---------
Balanced.............................   50,628,405   2,751,110   1,886,354   4,143,284
Growth...............................   49,869,258   4,039,229   4,591,334   8,988,731
Mid-Cap Growth.......................   14,061,003   1,745,576   1,482,008     872,103
Money Market.........................   45,625,871   4,967,778   2,913,503     126,824

3.K-INVESTMENTS IN OTHER INVESTMENT COMPANIES

                                         SHARES       SHARES      SHARES      BROKER
FUND                                       FOR       AGAINST     ABSTAIN     NON-VOTE
----                                    ----------   ---------   ---------   ---------
Balanced.............................   50,887,542   2,605,949   1,772,378   4,143,284
Growth...............................   50,080,801   4,254,626   4,164,394   8,988,732
Mid-Cap Growth.......................   14,178,277   1,763,563   1,346,747     872,102
Money Market.........................   46,043,043   4,682,642   2,781,467     126,824

3.L-INVESTMENTS IN SECURITIES OWNED BY OFFICERS AND DIRECTORS

                                         SHARES       SHARES      SHARES      BROKER
FUND                                       FOR       AGAINST     ABSTAIN     NON-VOTE
----                                    ----------   ---------   ---------   ---------
Balanced.............................   50,129,078   3,357,093   1,779,697   4,143,285
Growth...............................   48,165,580   6,053,754   4,280,487   8,988,731
Mid-Cap Growth.......................   13,770,045   2,212,283   1,306,258     872,103
Money Market.........................   44,274,577   6,405,825   2,826,750     126,824

3.M-JOINT TRADING ACCOUNTS

                                            SHARES       SHARES      SHARES      BROKER
FUND                                          FOR       AGAINST     ABSTAIN     NON-VOTE
----                                       ----------   ---------   ---------   ---------
Balanced................................   50,673,519   2,730,363   1,861,985   4,143,285
Growth..................................   50,056,109   4,050,214   4,393,498   8,988,731
Mid-Cap Growth..........................   14,104,773   1,801,560   1,382,254     872,102

3.N-INVESTING FOR CONTROL OR MANAGEMENT

                                            SHARES       SHARES      SHARES      BROKER
FUND                                          FOR       AGAINST     ABSTAIN     NON-VOTE
----                                       ----------   ---------   ---------   ---------
Balanced................................   50,647,990   2,785,707   1,832,171   4,143,284
Growth..................................   49,429,367   4,730,636   4,339,818   8,988,731
Mid-Cap Growth..........................   14,018,150   1,910,111   1,360,325     872,103

3.O-RESTRICTED SECURITIES

                                            SHARES       SHARES      SHARES      BROKER
FUND                                          FOR        AGAINST     ABSTAIN     NON-VOTE
----                                       ----------   ---------   ---------   ---------
Frontier................................    2,484,313     349,415     315,668     201,274
Growth and Income.......................   32,383,273   3,965,546   3,378,475   1,962,541
Money Market............................   44,236,679   6,340,377   2,930,096     126,824

3.P-PLEDGING ASSETS

                                             SHARES       SHARES      SHARES      BROKER
FUND                                          FOR        AGAINST     ABSTAIN     NON-VOTE
----                                       ----------   ---------   ---------   ---------
Growth..................................   48,992,773   5,146,470   4,360,578   8,988,731

3.Q-REDEMPTION OF SHARES IN KIND

                                             SHARES      SHARES      SHARES      BROKER
FUND                                          FOR        AGAINST     ABSTAIN     NON-VOTE
----                                       ----------   ---------   ---------   ---------
Growth..................................   50,255,485   3,785,423   4,458,914   8,988,731

3.R-OIL, GAS AND MINERAL INTERESTS

                                             SHARES       SHARES      SHARES      BROKER
FUND                                           FOR       AGAINST     ABSTAIN     NON-VOTE
----                                       ----------   ---------   ---------   ---------
Money Market............................   45,310,098   5,435,261   2,761,794    126,823

3.S-EQUITY SECURITIES

                                             SHARES       SHARES      SHARES      BROKER
FUND                                           FOR       AGAINST     ABSTAIN     NON-VOTE
----                                       ----------   ---------   ---------   ---------
Money Market............................   46,480,669   4,315,898   2,710,585    126,824

                                     [Logo]
                                 Founders Funds

                         Founders Asset Management LLC
                             2930 East Third Avenue
                             Denver, CO 80206-5002

                                 1-800-525-2440
                                WWW.FOUNDERS.COM

FUND DIRECTORS

Jay A. Precourt, Chairman
Eugene H. Vaughan, Jr., Vice Chairman
Alan S. Danson
Joan D. Manley
Robert P. Mastrovita
Trygve E. Myhren
George W. Phillips

This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus for Founders Funds, Inc., which contains more complete information, including management fees and expenses that apply to a continued investment in the Funds. Please read the prospectus carefully before you invest or send money.

"Dreyfus" is the umbrella designation for the investment products and services available from affiliates of Mellon Bank Corporation, including Founders Asset Management LLC. Founders Funds is a registered trademark and the logo is a trademark of Founders Asset Management LLC. 1999 Founders Asset Management LLC, Broker-Dealer. Premier Mutual Fund Services, Inc., Distributor.

Date of first use: August 23, 1999
A-636-SAR